SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

DERMA SCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fees paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1.	Amount Previously Paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

214 Carnegie Center
Suite 300
Princeton, New Jersey 08540

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 30, 2012

To the Shareholders of Derma Sciences, Inc.:

The Annual Meeting of Shareholders (the “Meeting”) of Derma Sciences, Inc., a Pennsylvania corporation (the “Company”), will be held on May 30, 2012, at 3:00 p.m., at the offices of the Company, 214 Carnegie Center, Suite 300, Princeton, New Jersey, for the following purposes:

1.	To elect nine directors for the year following the Meeting or until their successors are elected;
2.	To consider and vote upon the proposal to amend the Company’s Articles of Incorporation to increase the number of authorized shares of common stock of the Company from 18,750,000 to 25,000,000;
3.	To consider and vote upon the adoption of the Derma Sciences, Inc. 2012 Equity Incentive Plan;
4.	To consider and vote upon the proposal to change the Company’s state of incorporation from Pennsylvania to Delaware;
5.	To consider and vote upon ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012; and
6.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on April 10, 2012, are entitled to notice of and to vote at the Meeting and at any adjournments or postponements of the Meeting.

All shareholders are cordially invited to attend the Meeting in person. Whether or not you plan to attend the Meeting, your vote is important. In an effort to facilitate the voting process, we are pleased to avail ourselves of Securities and Exchange Commission rules that allow proxy materials to be furnished to shareholders on the Internet. You can vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials that was mailed to you on or about April 17, 2012, or, if you request printed copies of the proxy materials by mail, you can also vote by mail or by telephone. Your promptness in voting by proxy will assist in its expeditious and orderly processing and will assure that you are represented at the Meeting. If you vote by proxy, you may nevertheless attend the Meeting and vote your shares in person.

  TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO READ THIS PROXY STATEMENT AND SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, WHICH WAS MAILED TO YOU ON OR ABOUT APRIL 17, 2012, OR, IF YOU REQUEST PRINTED COPIES OF THE PROXY MATERIALS BY MAIL, YOU CAN ALSO VOTE BY MAIL OR BY TELEPHONE.

                                                  By Order of the Board of Directors,

                                                  DERMA SCIENCES, INC.

                                                  /s/ Edward J. Quilty
                                                  Chairman of the Board, President and Chief Executive
                                                  Officer

DERMA SCIENCES, INC.
214 Carnegie Center
Suite 300
Princeton, New Jersey 08540

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 30, 2012

PROXY STATEMENT

The Board of Directors (the “Board” or the “Board of Directors”) of Derma Sciences, Inc. (the “Company,” “Derma Sciences,” “we,” “us” or “our” ) has made these materials available to you on the Internet, or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at its Annual Meeting of Shareholders (the “Meeting”) to be held at 3:00 p.m. on Wednesday, May 30, 2012, at the offices of the Company, 214 Carnegie Center, Suite 300, Princeton, New Jersey, 08540, and at any adjournments thereof. The purpose of the Meeting and the matters to be acted upon are set forth under the headings Proposal 1 — Election of Directors, Proposal 2 — Amendment of the Company’s Articles of Incorporation to Increase the Authorized Shares of Common Stock, Proposal 3 — Adoption of the Derma Sciences, Inc. 2012 Equity Incentive Plan, Proposal 4 — Change of the Company’s State of Incorporation from Pennsylvania to Delaware and Proposal 5 — Ratification of Appointment of Independent Registered Public Accounting Firm below and in the Notice of Annual Meeting of Shareholders. Shareholders are requested to promptly vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials, which was mailed to you on or about April 17, 2012. If you request printed copies of the proxy materials by mail, you can also vote by mail or by telephone.

The close of business on April 10, 2012, has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meeting. On the Record Date, the Company had the following shares issued, outstanding and entitled to vote:

•	[12,770,005] shares of the Common Stock;
•	18,598 shares of Series A Convertible Preferred Stock (the “Series A Preferred Stock”),
•	54,734 shares of Series B Convertible Preferred Stock (the “Series B Preferred Stock,” together with the Series A Preferred Stock, the “Preferred Stock”).

The foregoing shares of Common Stock and Preferred Stock are collectively referred to herein as the “Shares.” Holders of the Shares are entitled to one vote for each share held of record. Holders of the Shares may cumulate their votes for the election of directors as described below. The Shares are the only voting securities of the Company.

The presence at the Meeting, in person or by proxy, of the holders of [6,421,670] Shares (a majority of the aggregate number of shares of Common Stock and Preferred Stock issued and outstanding and entitled to vote as of the Record Date) is necessary to constitute a quorum to transact business. Proxies marked “ABSTAIN” and Broker Non-Votes (as defined below), if any, will be counted in determining the presence of a quorum. Other than for election of directors (discussed below), each holder of Common Stock and Preferred Stock as of the Record Date is entitled to one vote per Share.

If the on-line or paper form of proxy is executed properly and submitted, Shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, Shares will be voted “FOR” the election as directors of those nominees named in the proxy, “FOR” the amendment of the Company’s Articles of Incorporation to increase the authorized shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) to 25,000,000, “FOR” the adoption of the Derma Sciences, Inc. 2012 Equity Incentive Plan, “FOR” the change of the Company’s state of incorporation from Pennsylvania to Delaware and “FOR” ratification of the selection of KPMG LLP as independent registered public accounting firm for the year ending December 31, 2012. The Board knows of no matters which are to be presented for consideration at the Meeting other than those specifically described herein and in the Notice of Annual Meeting of Shareholders, but if other matters are properly presented, it is the intention of the persons designated as proxies to vote on them in accordance with their judgment.

If your Shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your Shares, the bank, broker or other nominee has the authority, even if it does not receive instructions from you, to vote your unvoted Shares for Proposal No. 5, the ratification of our independent public accountant, but does not have authority to vote your unvoted Shares for Proposal No. 1, the election of directors, Proposal No. 2, approval of the amendment of the Company’s Articles of Incorporation to increase the authorized shares of Common Stock, Proposal No. 3, the adoption of the Derma Sciences, Inc. 2012 Equity Incentive Plan or Proposal No. 4, approval of the change of the Company’s state of incorporation from Pennsylvania to Delaware. We encourage you to provide voting instructions. This ensures your Shares will be voted at the Meeting in the manner you desire. If your broker cannot vote your Shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a broker non-vote (“Broker Non-Votes”).

A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Company at the above address or by submission of a proxy bearing a later date. Any shareholder may attend the Meeting and vote in person whether or not a proxy was previously submitted.

Election of the director nominees named in Proposal No. 1 requires the affirmative vote of a plurality of the total number of votes cast for the election of directors at the Meeting by the holders of Common Stock and Preferred Stock, voting together as a single class. Votes may be cast in favor of or withheld with respect to all of the director nominees, or any of them. Abstentions and Broker Non-Votes, if any, will not be counted as having been voted and will have no effect on the election of directors except to the extent the failure to vote for a nominee results in another nominee receiving a larger number of votes. Holders of the Shares may cumulate their votes in the election of directors. That is, holders of the Shares may multiply the number of Shares owned and entitled to vote at the Meeting by the number of directors (9) to be elected and cast the resulting number of votes for any one or more candidates. Cumulative voting cannot be accomplished online. Therefore, shareholders desiring to cumulate their votes for the election of directors have the option of requesting a paper proxy from the Company or voting in person at the Meeting.

Adoption of Proposals No. 2 and No. 4 requires the affirmative vote of a majority of the total number of outstanding shares of the Common Stock and Preferred Stock, voting together as a single class. In determining whether Proposals No. 2 and No. 4 have received the requisite number of affirmative votes, abstentions and Broker Non-Votes will be counted and will have the same effect as votes against the proposals. In the event Proposal No. 4 is approved by the shareholders, and we effect such reincorporation, the amendment to our current articles of incorporation contemplated by Proposal No. 2, if approved, will be effectuated prior to any such reincorporation. Additionally, in the event Proposal No. 4 is not approved by the shareholders, we would effectuate Proposal No. 2 as soon as practicable, if it is approved by the shareholders.

Adoption of Proposals No. 3 and No. 5 requires the affirmative vote of a majority of the total number of shares of the Common Stock and Preferred Stock represented and entitled to vote at the Meeting, voting together as a single class. In determining whether Proposals No. 3 and No. 5 have received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as votes against the proposals, and Broker Non-Votes, if any, will have no effect on the votes for the proposals.

The Notice of Annual Meeting, this proxy statement (this “Proxy Statement”), the accompanying proxy card and our Annual Report on Form 10-K are being made available on the Internet at https://materials.proxyvote.com/249827 through the notice and access process and, upon request, mailed to our shareholders on or about April 17, 2012. The expense of solicitation will be borne by the Company. The solicitation of proxies will be largely by mail, but may include telephonic, telegraphic or oral communications by officers or other representatives of the Company. The Company will also reimburse brokers or other persons holding Shares in their names or in the names of their nominees for reasonable out-of-pocket expenses in connection with forwarding proxies and proxy materials to the beneficial owners of such Shares.

PROPOSAL 1 — ELECTION OF DIRECTORS

A board of nine directors, constituting the entire Board of Directors, will be elected at the Meeting by the shareholders of the Company to hold office until their successors have been elected and qualified. It is intended that, unless authorization to do so is withheld, the proxies will be voted “FOR” the election of the director nominees named below. Each nominee has consented to be named in this Proxy Statement and to serve as a director if elected. However, if any nominee becomes unable to stand for election as a director at the Meeting, an event not now anticipated by the Board, the proxy will be voted for a substitute designated by the Board.

The nominees are listed below with brief statements of their principal occupation and other information:

Name of Nominee	Age	Director Since	Principal Occupation
Edward J. Quilty(6)	61	March, 1996	Chairman of the Board, President and Chief Executive Officer of the Company
Srini Conjeevaram(1)	53	May, 1998	Director, Managing Director of SC Capital Management, LLC
Stephen T. Wills, CPA, MST(2)(4)	55	May, 2000	Lead Director, Executive Vice President, Chief Financial Officer and Chief Operating Officer of Palatin Technologies, Inc.
James T. O’Brien(3)(4)	73	May, 2001	Director, Consultant to the pharmaceutical industry
C. Richard Stafford, Esq.(1)(6)	76	May, 2002	Director, Consultant to the pharmaceutical industry
Robert G. Moussa(5)(6)	65	May, 2005	Director, President and Chief Executive Officer of Dilon Technologies, Inc.
Bruce F. Wesson(4)	69	May, 2006	Vice Lead Director, Managing Director of Galen Management
Brett D. Hewlett(4)(6)	49	February, 2010	Director, Chief Executive Officer of Comvita Limited
Paul M. Gilbert(6)	48	Upon Election	Chief Executive Officer of MedAvante, Inc.

(1)	Member Audit Committee.
(2)	Chairman Audit Committee.
(3)	Chairman Nominating and Corporate Governance Committee.
(4)	Member Compensation Committee.
(5)	Chairman Compensation Committee.
(6)	Member Nominating and Corporate Governance Committee.

Information Relative to Directors and Nominees

Edward J. Quilty has served as our Chief Executive Officer since November, 1996, Chairman of the Board since May, 1996 and as a director since March, 1996. Mr. Quilty was the Chairman of the Board of Palatin Technologies, Inc., a publicly traded biopharmaceutical company specializing in peptide drug design for diagnostic and therapeutic agents, from November, 1995 until May, 2000. During the period November, 1996 through May, 2000, Mr. Quilty held the Chief Executive Officer positions at both Derma Sciences and Palatin Technologies, Inc. From July, 1994 through November, 1995, he was President and Chief Executive Officer of MedChem Products, Inc., a publicly traded developer and manufacturer of specialty medical products which was acquired by C. R. Bard in November, 1995. From March, 1992 through July, 1994, Mr. Quilty served as President and Chief Executive Officer of Life Medical Sciences, Inc., a publicly traded developer and manufacturer of specialty medical products including wound healing agents. The assets of Life Medical Sciences were purchased by MedChem Products, Inc. During the period January, 1987 through September, 1991 Mr. Quilty served as Vice President — Sales and Marketing and later as Executive Vice President (in which capacity he shared the office of the President) with McGaw Laboratories, a pharmaceutical and medical device company. Previously, he served from 1974 in a variety of sales, marketing and management positions with Baxter/American Hospital Supply Corporation. Mr. Quilty has over 35 years of experience in the healthcare industry primarily in strategic planning, management and sales and marketing. He earned a Bachelor of Science degree from Missouri State University, Springfield, Missouri in 1973 and a Master of Business Administration degree from Ohio University, Athens, Ohio in 1987.

We believe that Mr. Quilty’s qualifications to serve on our Board of Directors include his fifteen years of industry and management experience with our Company and his extensive expertise in the wound care and specialty medical products industry.

Srini Conjeevaram has served as a director of Derma Sciences since May, 1998. Mr. Conjeevaram is Managing Director of SC Capital Management, LLC pursuing growth equity opportunities in healthcare. Mr. Conjeevaram is also the general partner of growth equity funds with investments in several privately-held healthcare companies. From 1991 through March 2006, he was with Galen Associates, focusing on growth equity healthcare investments, becoming a General Partner in 1996. Prior to his affiliation with Galen Associates, he was an Associate in Corporate Finance at Smith Barney from 1989 to 1990 and a Senior Project Engineer for General Motors Corporation from 1982 to 1987. Mr. Conjeevaram earned a Bachelor of Science degree in Mechanical Engineering from Chennai University, Chennai, India, a Master of Science degree in Mechanical Engineering from Stanford University, Stanford, California, and a Master of Business Administration from Indiana University, Bloomington, Indiana.

We believe that Mr. Conjeevaram’s qualifications to serve on our Board of Directors include his many years of experience with financing and growth planning for healthcare companies.

Stephen T. Wills, CPA, MST has served as lead director and a director of Derma Sciences since July, 2008 and May, 2000, respectively. He also served as our Chief Financial Officer from July, 1997 and Vice President from November, 1997 until his resignation from these positions in July, 2000. Mr. Wills currently serves as Executive Vice President, Chief Financial Officer and Chief Operating Officer of Palatin Technologies, Inc., a publicly traded biopharmaceutical company. Mr. Wills currently serves as a director and audit chairman for Miami International Holdings, LLC, a development stage option trading exchange company located in Princeton, New Jersey. Mr. Wills is a member of the American Institute of Certified Public Accountants, New Jersey Society of Certified Public Accountants and Pennsylvania Institute of Certified Public Accountants. He earned a Bachelor of Science degree in Accounting from West Chester University, West Chester, Pennsylvania in 1979 and a Master of Science in Taxation from Temple University, Philadelphia, Pennsylvania in 1994.

We believe that Mr. Wills’ qualifications to serve on our Board of Directors include his extensive and varied financial and management experience, his substantial experience with our Company and his strong technological background within the biopharmaceutical industry.

James T. O’Brien has served as a director of Derma Sciences since May, 2001. He currently serves as a consultant to the pharmaceutical and healthcare industries. Most recently, he served as President of O’Brien Marketing & Communications. Previously, Mr. O’Brien served from 1989 to 1991 as President and Chief Operating Officer for Elan Corporation, a publicly listed multi-national medical products and pharmaceutical company (NYSE: ELN). In 1986, Mr. O’Brien founded O’Brien Pharmaceuticals and served as its President and Chief Executive Officer until the acquisition of this company by Elan Corporation. During the period 1980 to 1986, Mr. O’Brien held several division presidencies with the Revlon Health Care Group. Prior to his association with Revlon Health Care Group, he served for seventeen years with Sandoz Pharmaceuticals, Inc., most recently as Vice President of U.S. Marketing and Sales. Mr. O’Brien serves as Chairman of the Board of Directors of Benedictine College. Mr. O’Brien also serves as a member of the Board of Directors of Cognovant, Inc., a consumer health company specializing in mobile, personal health record technology. He earned a Bachelor of Science in Business Administration from Benedictine College, Atchison, Kansas, in 1960 and attended the Harvard University Advanced Management Program in 1974.

We believe that Mr. O’Brien’s qualifications to serve on our Board of Directors include his many years of management experience at the senior executive level in several leading public pharmaceutical and healthcare concerns.

C. Richard Stafford, Esq. has served as a director of Derma Sciences since May, 2002. Mr. Stafford is a consultant to the pharmaceutical industry. Previously, he was Vice President for Corporate Development and a member of the operating committee of Carter-Wallace, Inc., a multinational manufacturer of pharmaceutical, toiletry and diagnostic products. Prior to joining Carter-Wallace, Inc. in 1977, Mr. Stafford was President of Caithness Corporation, a natural resources development firm, and an adjunct professor of law at New York University Law School. Mr. Stafford earned his Bachelor of Arts, cum laude, from Harvard College, his Bachelor of Laws from Harvard Law School and his Master of Laws from New York University Law School.

We believe that Mr. Stafford’s qualifications to serve on our Board of Directors include his managerial expertise and his many years of high level legal experience in the representation of leading pharmaceutical concerns.

Robert G. Moussa has served as a director of Derma Sciences since May, 2005. Mr. Moussa is the Chairman, President and Chief Executive Officer of Dilon Technologies, Inc., makers of a gamma imaging system for early breast cancer detection, a position he has held since February, 2008. Before joining Dilon Technologies, Inc., Mr. Moussa served as President and Chief Executive Officer of Robert Moussa & Associates, a consulting firm serving the pharmaceutical, biotechnology and healthcare industries. Prior to founding this firm, he served in a variety of executive positions with Mallinckrodt, Inc., St. Louis, Missouri, a $2.4 billion healthcare and chemical company. Mr. Moussa’s most recent assignment at Mallinckrodt, Inc. was President – International, a position he held from 1995 through 1997. Previously he served from 1992 to 1996 as President and Chief Executive Officer of Mallinckrodt Medical, Inc., Mallinckrodt, Inc.’s largest business unit with over $1 billion dollars in revenues. Before joining Mallinckrodt Medical, Inc., Mr. Moussa served during the period 1978 through 1992 as Mallinckrodt, Inc.’s Group Vice President — International Medical Products, Vice President and General Manager — Medical Products Europe, General Manager — Critical Care, Director of Business Operations and General Sales Manager. Prior to joining Mallinckrodt, Inc., Mr. Moussa held a number of positions during the period from 1969 through 1976 with Sherwood Medical, United Kingdom, most recently as Director of Marketing. Mr. Moussa received his Baccalaureate from the Collège du Sacre-Cœur, Beirut, Lebanon, in 1966 and his Bachelor of Science in Business Administration from Ealing University, London, England, in 1969. He has also completed executive seminars at the University of California at Berkeley, the Aspen Institute, the Wharton Executive School and the Center for Creative Leadership.

We believe that Mr. Moussa’s qualifications to serve on our Board of Directors include his many years of experience as senior and chief executive with leading companies in the pharmaceutical and healthcare industries.

Bruce F. Wesson has served as vice lead director and a director of Derma Sciences since July, 2008 and May, 2006, respectively. He is a founder and a General Partner of Galen Partners, L.P., a health care venture capital firm, and presently serves as its Senior Advisor. Prior to founding Galen Partners, L.P., Mr. Wesson served for over twenty three years with the Corporate Finance Division of Smith Barney, Harris Upham & Co. Inc., most recently as Senior Vice President and Managing Director. While at Smith Barney, Mr. Wesson headed the Major Account Group which was responsible for many of the firm’s largest accounts. He also chaired Smith Barney’s Valuation and Opinion Committee in which capacity he maintained responsibility for the firm’s valuations and fairness opinions. Mr. Wesson currently serves as a director and is a member of the Compensation Committee and the Audit Committee of Acura Pharmaceuticals, Inc., a specialty pharmaceutical company. He also serves as Vice Chairman, director and Chairman of the Audit Committee of MedAssets, Inc., a provider of technology-enabled products and services to the healthcare industry, and serves as a director of several of Galen Partners, L.P.’s private portfolio companies. Mr. Wesson earned a Bachelor of Arts degree from Colgate University, Hamilton, New York, in 1964 and a Master of Business Administration degree from Columbia University, New York, New York, in 1967.

We believe that Mr. Wesson’s qualifications to serve on our Board of Directors include his expertise and years of experience with financing and growth planning for healthcare companies.

Brett D. Hewlett has served as a director of Derma Sciences since February, 2010. Mr. Hewlett has served since 2005 as the Chief Executive Officer of Comvita Limited (“Comivta”), a publicly listed natural products and life sciences company headquartered in New Zealand (NZSX:CVT). Prior to his affiliation with Comvita, Mr. Hewlett served for fifteen years with Tetra Pak, a world-leading food packaging company, in the capacities of Managing Director for Eastern Mediterranean markets and Commercial Director for Saudi Arabia. He has organized and managed his own consulting company and has been an active angel investor supporting start-up companies in New Zealand. Mr. Hewlett earned a Bachelor of Food Technology degree from Massey University, New Zealand, in 1987 and a Masters of Business Administration degree from International Institute for Management Development, Switzerland, in 1993.

We believe that Mr. Hewlett’s qualifications to serve on our Board of Directors include his extensive wound care expertise, his many years of global management experience and his strong technological background in the natural healthcare industry.

Comvita is a major shareholder of Derma Sciences and we conduct significant business with Comvita. For further details of our dealings with Comvita, please refer to the discussion under the heading Certain Relationships and Related Transactions. Mr. Hewlett was initially appointed to the Board of Directors, and has been nominated for his third full one-year term, pursuant to that certain nominating agreement dated February 18, 2010 between our Company and Comvita New Zealand Limited, an affiliate of Comvita. For further details concerning the nominating agreement, please refer to our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 24, 2010.

Paul M. Gilbert has served as the Chief Executive Officer of MedAvante, Inc., a technology-enabled global healthcare services organization, since 2003. As a co-founder (2002) and executive officer of MedAvante, Mr. Gilbert has been responsible for placing talent, capital and resources behind a methodological innovation to address the high rate of failed Central Nervous System clinical trials. From 2001 to 2002, Mr. Gilbert served as Vice President of Marketing and Strategy for Princeton eCom Corporation, a provider of electronic bill presentment and payment services, which was awarded the New Jersey Technology Council’s 2001 Technology Company of the Year. While at Princeton eCom Corporation, he oversaw the development and execution of all marketing and strategic initiatives. Prior to Princeton eCom Corporation, Mr. Gilbert served in various general management, strategic, marketing and/or sales capacities at best-practice organizations, including Johnson & Johnson, Arm & Hammer, Booz Allen and Gillette.

We believe Mr. Gilbert is qualified to serve on our Board of Directors because of his significant operational, management, finance and marketing experience in various industries, including technology-enabled healthcare services. Mr. Gilbert has been nominated as a director in connection with discussions and agreements reached between the Company and one of its shareholders, Raging Capital QP, LP, previously disclosed in our Current Report on Form 8-K filed with the SEC on March 16, 2012, and his appointment will commence upon his election by the shareholders immediately following the Annual Meeting.

Compensation of Directors

Compensation Program

Upon election or appointment, outside directors receive options to purchase 15,000 shares of Common Stock at a price per share equal to the closing price of the Common Stock on the trading date immediately preceding the option grant. For each year of service, outside directors, except for the lead director, receive (i) options to purchase 5,000 shares of Common Stock at a price per share equal to the fair market value of the Common Stock on the trading date immediately preceding the option grant and (ii) 2,500 restricted stock units. For each year of service, the lead director receives (i) options to purchase 7,500 shares of Common Stock at a price per share equal to the fair market value of the Common Stock on the trading date immediately preceding the option grant and (ii) 3,500 restricted stock units. For each year of service, each outside director also receives a $30,000 cash payment, payable quarterly, except for the lead director, who receives a $50,000 cash payment, payable quarterly. In addition, the chairman of the Audit Committee, the chairman of the Compensation Committee and the chairman of the Nominating and Corporate Governance Committee receive additional annual compensation of $10,000, $9,000 and $4,000, respectively, and each member of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee receive additional annual compensation of $4,000, $3,000 and $2,000, respectively, payable quarterly. All directors are reimbursed for expenses incurred in connection with each Board of Directors and committee meetings attended. Inside directors receive no compensation for their services as directors.

Director Compensation Table

The following table sets forth information regarding all forms of compensation received by our directors during the year ended December 31, 2011:

Name	Fees Earned or Paid in Cash	Option Awards(1)		Restricted Stock Unit Awards(1)		Total Compensation
Edward J. Quilty	—	—		—		—
Stephen T. Wills, CPA, MST	$59,500	$53,475	(2)	$35,910	(8)	$148,885
Srini Conjeevaram	$31,000	$35,650	(3)	$25,650	(9)	$92,300
James T. O’Brien	$33,625	$35,650	(3)	$25,650	(9)	$94,925
Richard J. Keim(10)	$31,000	$35,650	(4)	$25,650	(9)	$92,300
C. Richard Stafford, Esq.	$31,500	$35,650	(4)	$25,650	(9)	$92,800
Robert G. Moussa	$36,500	$35,650	(5)	$25,650	(9)	$97,800
Bruce F. Wesson	$30,750	$35,650	(6)	$25,650	(9)	$92,050
Brett D. Hewlett	$31,250	$35,650	(7)	$25,650	(9)	$92,550

(1)	This column indicates the aggregate grant date fair value, as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation (“FASB ASC Topic 718”), of stock option and restricted stock unit awards. See Note 11 of the Notes to Consolidated Financial Statements contained in our 2011 Annual Report on Form 10-K for an explanation of the assumptions made in valuing these awards.
(2)	Reflects option awards to purchase 7,500 shares of Common Stock. At December 31, 2011, Mr. Wills had 75,625 outstanding option awards of which 8,593 were unvested.
(3)	Reflects an option award to purchase 5,000 shares of Common Stock. At December 31, 2011, Mr. Conjeevaram and Mr. O’Brien each had 62,500 outstanding option awards of which 6,093 were unvested.

(4)	Reflects an option award to purchase 5,000 shares of Common Stock. At December 31, 2011, Mr. Keim and Mr. Stafford each had 63,750 outstanding option awards of which 6,093 were unvested.
(5)	Reflects an option award to purchase 5,000 shares of Common Stock. At December 31, 2011, Mr. Moussa had 37,500 outstanding option awards of which 6,093 were unvested.
(6)	Reflects an option award to purchase 5,000 shares of Common Stock. At December 31, 2011, Mr. Wesson had 28,750 outstanding option awards of which 6,093 were unvested.
(7)	Reflects an option award to purchase 5,000 shares of Common Stock. At December 31, 2011, Mr. Hewlett had 25,000 outstanding option awards of which 12,500 were unvested.
(8)	Reflects awards of 3,500 restricted stock units. Mr. Wills had 2,500 unvested restricted stock units at December 31, 2011.
(9)	Reflects the award of 2,500 restricted stock units. Mr. Conjeevaram, Mr. O’Brien, Mr. Keim, Mr. Stafford, Mr. Moussa, Mr. Wesson and Mr. Hewlett each had 2,500 unvested restricted stock units at December 31, 2011.
(10)	Mr. Keim has not been nominated for re-election to the Board of Directors. Mr. Keim’s successor being put forth for election is Paul M. Gilbert. Upon Mr. Gilbert’s election, Mr. Keim will no longer serve as a member of the Board of Directors.

Board Committees and Meetings

Meeting Attendance

While we strongly encourage attendance by our Board of Directors at our annual shareholders’ meetings, we do not have a formal policy with respect to attendance. Edward J. Quilty, Stephen T. Wills, CPA, MST, James T. O’Brien, C. Richard Stafford, Esq., Robert G. Moussa and Bruce F. Wesson attended last year’s annual shareholders’ meeting. In fiscal year 2011, there were a total of eight meetings of the Board of Directors and the various committees of the Board of Directors met a total of ten times. No director attended fewer than 75% of the total number of meetings of the Board of Directors and of committees of the Board of Directors on which he served during fiscal year 2011.

Audit Committee

We maintain an Audit Committee that is currently composed of Stephen T. Wills, CPA, MST, Chairman, Srini Conjeevaram, C. Richard Stafford, Esq. and Richard J. Keim. Messrs. Wills, Conjeevaram, Stafford and Keim are considered to be “independent” as defined in NASDAQ Marketplace Rule 5605(a)(2). As Mr. Keim has not been nominated for re-election at the Annual Meeting, upon the election of his successor, Paul M. Gilbert, Mr. Keim will no longer be a member of the Audit Committee. The Audit Committee reviews the results and scope of the audit and the financial recommendations provided by our independent registered public accounting firm. The Audit Committee operates under a written charter, a copy of which may be viewed on the Company’s website at http://www.dermasciences.com under the heading “Corporate Governance” in the Investor Relations section. The Audit Committee held four meetings in 2011. Details relative to the Audit Committee’s financial expert, together with the Audit Committee Report, are set forth below under the heading Additional Information.

Compensation Committee

We maintain a Compensation Committee that is currently composed of Robert G. Moussa, Chairman, Stephen T. Wills, CPA, MST, James T. O’Brien, Brett D. Hewlett and Bruce F. Wesson. Messrs. Moussa, Wills, O’Brien, Hewlett and Wesson are considered to be “independent” as defined in NASDAQ Marketplace Rule 5605(a)(2). The Compensation Committee reviews the compensation of management and recommends to the Board the amounts and types of cash and equity incentives to be offered to management. The Compensation Committee operates under a written charter, a copy of which may be viewed on the Company’s website at http://www.dermasciences.com under the heading “Corporate Governance” in the Investor Relations section. The Compensation Committee held three meetings in 2011. The Compensation Committee Report is set forth below under the heading Additional Information.

Nominating and Corporate Governance Committee

We maintain a Nominating and Corporate Governance Committee that is currently composed of James T. O’Brien, Chairman, C. Richard Stafford, Esq., Robert G. Moussa, Brett D. Hewlett, Edward J. Quilty and, upon his election, it will include Paul M. Gilbert. Messrs. O’Brien, Stafford, Moussa, Hewlett and Gilbert are considered to be “independent” as defined in NASDAQ Marketplace Rule 5605(a)(2). The Nominating and Corporate Governance Committee reviews the qualifications of prospective directors for consideration by the Board as management’s nominees for directors. The Nominating and Corporate Governance Committee operates under a written charter, a copy of which may be viewed on the Company’s website at http://www.dermasciences.com under the heading “Corporate Governance” in the Investor Relations section. The Nominating and Corporate Governance Committee held one meeting in 2011.

We will consider nominations for directors submitted by shareholders. Shareholder nominations for election to the Board must be made by written notification received by us not later than sixty days prior to the next annual meeting of shareholders. Such notification shall contain, at a minimum, the following information:

1.	The name and residential address of the proposed nominee and of each notifying shareholder;
2.	The principal occupation of the proposed nominee;
3.	A representation that the notifying shareholder intends to appear in person or by proxy at the meeting to nominate the person specified in the notice;
4.	The total number of our shares owned by the notifying shareholder;
5.	A description of all arrangements or understandings between the notifying shareholder and the proposed nominee and any other person or persons pursuant to which the nomination is to be made by the notifying shareholder;
6.	Any other information regarding the nominee that would be required to be included in a proxy statement filed with the SEC; and
7.	The consent of the nominee to serve as one of our directors, if elected.

The Nominating and Corporate Governance Committee will return, without consideration, any notice of proposed nomination which does not contain the foregoing information.

The director nominees for the Meeting were recommended by the Nominating and Corporate Governance Committee and unanimously approved by the Board.

Qualifications of Directors

The Nominating and Corporate Governance Committee has not established specific criteria or minimum qualifications that must be met by committee-nominated or shareholder-nominated nominees for director. Regardless of the source of a given nominee’s nomination, the Nominating and Corporate Governance Committee believes each nominee should be evaluated based solely upon his/her educational attainments, relevant experience and professional stature. We seek board candidates with a broad diversity of experience, professions, skills, geographic representation, backgrounds and commitment necessary to make a significant contribution to our Company. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. Experience in the healthcare industry, while not a prerequisite for nomination, is a positive factor in the selection process.

Our Board believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law. The Nominating and Corporate Governance Committee has not set either term limits or age limits for members of the Board, believing that the Company’s interests are best served by members of the Board with substantial experience and knowledge of the Company’s business and that age is generally not a barrier to effective performance as a member of the Board.

In connection with the selection of nominees for director, consideration will be given to the Board’s overall balance of diversity of perspectives, backgrounds and experiences; however, the Board has not adopted a formal diversity policy. The Nominating and Corporate Governance Committee will evaluate potential nominees, including shareholder nominees, by reviewing qualifications, considering references, conducting interviews and reviewing such other information as committee members may deem relevant. The Nominating and Corporate Governance Committee primarily seeks nominations for director from institutional security holders, members of the investment banking community and current directors. We have not employed consultants to help us identify or screen prospective directors in the past, but may do so at the discretion of the Nominating and Corporate Governance Committee.

Board of Directors Leadership

The Board of Directors recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that the right Board of Directors leadership structure may vary as circumstances warrant. Consistent with this understanding, non-employee directors consider the Board of Directors’ leadership structure on an annual basis.

The Board has determined that the optimal Board of Directors leadership structure for us is served by the role of Chairman of the Board being held by our Chief Executive Officer, Edward J. Quilty. Mr. Quilty possesses detailed and in-depth knowledge of the issues, opportunities and challenges we face, and is thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters.

Our non-employee directors have also determined that it is optimal for the Board to have a “lead director,” whose responsibilities include, among others, (i) serve as primary intermediary between non-employee directors and management; (ii) formulate, in consultation with the Chairman of the Board, the agenda and meeting schedules for the Board; (iii) advise the Chairman of the Board as to the quality, quantity and timeliness of the information submitted by management to directors; (iv) recommend to the Chairman of the Board the retention of advisors and consultants who report directly to the Board; (v) call meetings of non-employee directors; (vi) serve as liaison for consultation and communication with shareholders; and (vii) serve as Chairman of the Executive Committee of the Board if, and when, same shall be established. Our lead director is Stephen T. Wills.

The Board of Directors has determined that this leadership structure is optimal for us because it believes that having one leader serving as both the Chairman and Chief Executive Officer provides decisive, consistent and effective leadership, as well as clear accountability. This also enhances our ability to communicate our message and strategy clearly and consistently to our shareholders, employees, customers and suppliers, particularly during times of turbulent economic and industry conditions.

Although we believe that the combination of the Chairman and Chief Executive Officer roles is appropriate in the current circumstances, we will continue to review this issue periodically to determine whether, based on the relevant facts and circumstances, separation of these offices would serve our best interests and the best interests of our shareholders.

Role of the Board of Directors in Risk Oversight

Our executive officers are responsible for the day-to-day management of risks the Company faces, while our Board of Directors has responsibility, as a whole and also at the committee level, for the oversight of the Company’s risk management. The Board of Directors regularly reviews the Company’s long-term business strategy, including industry trends and their potential impact on the Company, our competitive positioning, potential acquisitions and divestitures, as well as the Company’s technology and market direction. The Board of Directors also reviews information regarding the Company’s actual and planned financial position and operational performance, as well as the risks associated with each. The Company’s Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation and the Company’s incentive, equity award and other benefit plans. The Audit Committee oversees management of financial risks, including but not limited to accounting matters, tax positions, insurance coverage and security of the Company’s cash reserves. The Nominating and Corporate Governance Committee manages risks associated with the independence and remuneration of the Board of Directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed about such risks by committee reports as well as advice and counsel from expert advisors.

Director Independence

The Board has reviewed the materiality of any relationship that each of our directors has with Derma Sciences. Based upon this review, the Board has determined that all directors, with the exception of Edward J. Quilty, are “independent” as defined in NASDAQ Marketplace Rule 5605(a)(2). The term of office of each person elected as director will continue until our next annual meeting of shareholders or until his successor has been duly elected and qualified.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION AS DIRECTORS OF THE NOMINEES LISTED ABOVE.

PROPOSAL 2 — AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE
THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK

Under the Company’s Articles of Incorporation, as amended, the Company is authorized to issue up to 18,750,000 shares of Common Stock. The Board has approved an amendment to the Articles of Incorporation that increases the maximum number of authorized shares of the Company’s Common Stock by 6,250,000 shares to a total of 25,000,000 shares (the “Common Stock Amendment”) and has recommended that the Company’s shareholders approve the Common Stock Amendment. If the Company’s shareholders do not approve the Common Stock Amendment, then the number of authorized shares of the Company’s Common Stock will remain at 18,750,000.

The purpose of the proposed Common Stock Amendment is to provide sufficient shares for corporate purposes including the exercise of stock options that have been granted to certain present and former officers, employees, directors and advisors of the Company, possible future acquisitions, financings, stock splits and for other corporate purposes. Once authorized, the additional shares of the Company’s Common Stock may be issued by the Company’s Board of Directors without further action by the Company’s shareholders unless such action is required by law or applicable stock exchange requirements. If the Common Stock Amendment is not approved by the Company’s shareholders, the Company will examine other means to ensure that sufficient shares of Common Stock are available for the purposes enumerated above. These means could include the reverse split of the Company’s Common Stock or the redesignation of previously authorized Preferred Stock as Common Stock.

None of the proposed additional 6,250,000 authorized shares of Common Stock have been reserved or earmarked for any of the events or purposes identified above.

The proposed amendment to the Company’s Articles of Incorporation is attached hereto as Appendix A. If Proposal No. 4, the change of the Company’s state of incorporation from Pennsylvania to Delaware, is approved, the Common Stock Amendment will be effected prior to the Reincorporation (as defined below).

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE SHARES OF AUTHORIZED COMMON STOCK TO 25,000,000.

PROPOSAL 3 — ADOPTION OF THE DERMA SCIENCES, INC. 2012 EQUITY INCENTIVE PLAN

The Company is requesting that shareholders approve the Derma Sciences, Inc. 2012 Equity Incentive Plan (the “2012 Plan”). The Board of Directors considers equity-based compensation an important tool to attract, motivate and retain the Company’s officers, key employees, non-employee directors and consultants. Consistent with this view, the 2012 Plan was approved by the Board of Directors effective as of February 17, 2012, subject to approval by the Company’s shareholders.

The Company currently grants equity awards under the Derma Sciences, Inc. Amended and Restated Stock Option Plan and the Derma Sciences, Inc. Restricted Stock Plan (the “Prior Plans”). The 2012 Plan is being proposed in order to consolidate and update the Prior Plans. If the 2012 Plan is approved by the Company’s shareholders, no further awards will be made under either of the Prior Plans. However, outstanding awards granted under the Prior Plans before shareholder approval of the 2012 Plan will remain outstanding in accordance with their terms. If the 2012 Plan is approved, the number of shares of Common Stock authorized to be issued pursuant to the 2012 Plan will be equal to the number of remaining shares available to be granted pursuant to awards under the Prior Plans immediately prior to shareholder approval of the 2012 Plan. The Company is not seeking an increase to the number of shares of Common Stock authorized to be issued under the Prior Plans in connection with the adoption of the 2012 Plan.

Shareholders are asked to approve the 2012 Plan (i) to satisfy NASDAQ requirements relating to shareholder approval of equity compensation, (ii) to authorize awards under the 2012 Plan intended to qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code, and (iii) to qualify certain stock options authorized under the 2012 Plan for treatment as incentive stock options for purposes of Section 422 of the Internal Revenue Code.

Description of the 2012 Plan

The 2012 Plan authorizes the Company to grant equity-based and cash-based incentive compensation in the form of stock options, stock appreciation rights (or “SARs”), restricted shares, restricted share units, other share-based awards and cash-based awards, for the purpose of providing the Company’s employees, officers, consultants and non-employee directors with incentives and rewards for performance. The principal features of the 2012 Plan are summarized below. The complete text of the 2012 Plan is attached to this Proxy Statement as Appendix B. The summary below does not purport to be a complete description of the 2012 Plan and is qualified in its entirety by reference to Appendix B.

General Provisions of the 2012 Plan

Plan Limits.  The 2012 Plan authorizes the issuance of up to the number of shares of Common Stock equal to the number of remaining shares available to be granted pursuant to awards under the Prior Plans immediately prior to shareholder approval of the 2012 Plan. As of March 31, 2012, approximately 1,064,200 shares remained available for awards under the Company’s Prior Plans.

The 2012 Plan also imposes various sub-limits on the number of common shares that may be issued to any individual during any calendar year under awards that are intended to qualify for the performance-based compensation exception to Section 162(m) of the Internal Revenue Code. In particular, for any calendar year, no participant may receive stock options or SARs covering more than 100,000 shares, restricted shares, restricted share units and other share-based awards covering more than 50,000 shares, cash-based awards in excess of $500,000, or dividend equivalents in excess of $5,000.

Administration of the 2012 Plan.  The 2012 Plan will be administered by the Compensation Committee of the Company (or such other committee as may be appointed by the Board of Directors in accordance with applicable laws). The Board of Directors may reserve to itself any or all of the authority of Compensation Committee, and the Board of Directors or the Compensation Committee may delegate any or all of its authority to one or more directors or employees to the extent permitted by applicable laws.

Eligibility for Awards.  The 2012 Plan authorizes the Compensation Committee to make awards to any of our employees, consultants or non-employee directors. The selection of participants and the nature and size of awards are within the discretion of the Compensation Committee. Currently, there are approximately 125 individuals who could be eligible to receive awards under the 2012 Plan.

Term and Amendment.  The 2012 Plan will become effective upon approval by the shareholders of the Company and will remain in effect until February 16, 2022. If shareholders approve the 2012 Plan, the Prior Plans will be terminated effective on the date of shareholder approval of the 2012 Plan, although outstanding awards granted under the Prior Plans will remain outstanding in accordance with their terms.

The Board of Directors may amend or terminate the 2012 Plan at any time, provided that the 2012 Plan may not be amended without shareholder approval where required by applicable laws. Generally, the amendment or termination of the 2012 Plan or of any award agreement may not adversely affect in a material way any outstanding award without the consent of the participant holding the award.

Awards Under the 2012 Plan

General.  When an award is granted under the 2012 Plan, the Compensation Committee will establish the terms and conditions of that award. These terms and conditions will be contained in an award agreement and may, for example, require that the participant continue to provide services to the Company or a related entity for a certain period of time or that the participant meet certain performance objectives during a specified period of time. If the terms and conditions of an award are not met, the award will be forfeited. By accepting an award, a participant will agree to be bound by the terms of the 2012 Plan and the associated award agreement. If there is a conflict between the terms of the 2012 Plan and the terms of an award agreement, the terms of the 2012 Plan will control.

Stock Options.  A stock option gives a participant the right to purchase a specified number of common shares and may be an incentive stock option or nonqualified stock option. The price at which a common share may be purchased upon exercise of a stock option, called the “exercise price,” will be determined by the Compensation Committee, but may not be less than the fair market value of a common share on the date the stock option is granted. Generally, “fair market value” will be the closing price of the Company’s common shares on the date in question. As of March 30, 2012, the fair market value of a share of Common Stock was $9.62. An option’s exercise price may be paid in any way determined by the Compensation Committee, including payment in cash (or a cash equivalent), a cashless exercise, tendering common shares the participant already owns or a combination thereof. In no event may an option be exercised more than 10 years after the grant date. A participant who has been granted a stock option will not have any dividend or voting rights in connection with the shares underlying the stock option.

Special provisions apply to any incentive stock options granted under the 2012 Plan. All of the shares available for issuance under the 2012 Plan may be issued pursuant to incentive stock options. Incentive stock options may be granted only to employees. Incentive stock options that become exercisable for the first time in any year cannot relate to common shares having a fair market value (determined on the date of grant) of more than $100,000 per participant. The exercise price of an incentive stock option granted to an employee who owns shares possessing more than 10 percent of the Company’s voting power (a “10% holder”) may not be less than 110 percent of the fair market value of a common share on the grant date, and an incentive stock option granted to a 10% holder will expire no later than 5 years after the grant date.

Stock Appreciation Rights.  A stock appreciation right gives a participant the right to receive the difference between the SAR’s exercise price and the fair market value of a common share on the date the SAR is exercised. SARs will be settled in (i) cash, (ii) common shares with a value on the settlement date equal to the difference between the fair market value of the common shares and the exercise price, or (iii) a combination of cash and common shares, as determined by the Compensation Committee at the time of grant. The exercise price of a stock appreciation right will be determined by the Compensation Committee, but may not be less than the fair market value of a common share on the date the SAR is granted. A stock appreciation right will be forfeited if the applicable terms and conditions are not met or if it is not exercised before it expires (which may never be later than 10 years after the grant date). A participant who has been granted a stock appreciation right will not have any dividend or voting rights in connection with the shares underlying the SAR.

Restricted Shares.  Restricted shares consist of common shares that are granted to a participant, but which are subject to certain restrictions on transferability and a risk of forfeiture if certain terms and conditions specified by the Compensation Committee are not met by the end of the restriction period. The restrictions may include time-based and/or performance-based restrictions. Unless otherwise determined by the Compensation Committee, a participant who has been granted restricted shares will have the right to receive dividends on the restricted shares and may vote those shares during the restriction period.

Restricted Share Units.  Restricted share units constitute an agreement to deliver common shares to a participant if certain conditions specified by the Compensation Committee are met by the end of the restriction period. The conditions may include time-based and/or performance-based restrictions. A participant who has been granted restricted share units will not have any dividend or voting rights in connection with the notional shares underlying the restricted share units, but the Compensation Committee may authorize the payment of dividend equivalents. At the end of the restriction period, the restricted share units either will be forfeited or settled, depending on whether or not the applicable terms and conditions have been satisfied. Restricted share units may be settled (i) by issuing one common share for each restricted share unit, (ii) by paying the participant cash equal to the fair market value of a common share for each restricted share unit, or (iii) by a combination of common shares and cash, as determined by the Compensation Committee at the time of grant.

Other Share-Based Awards.  The Compensation Committee may grant other awards that are valued by reference to, or otherwise based on the fair market value of, common shares, including awards of fully vested shares. Such share-based awards shall be subject to terms and conditions specified by the Compensation Committee, which may include time-based and/or performance-based restrictions, or the payment of dividend equivalents.

Cash-Based Awards.  A cash-based award gives a participant the right to receive a specified amount of cash, subject to terms and conditions as determined by the Compensation Committee, which may include time-based and/or performance-based restrictions.

Performance Objectives.  The 2012 Plan provides that performance objectives may be established by the Compensation Committee in connection with any award. Performance objectives may relate to performance of the Company or one or more of its subsidiaries, divisions, departments, units, functions, partnerships, joint ventures or minority investments, product lines or products, or the performance of an individual participant, and performance objectives may be made relative to the performance of a group or companies or a special index of companies.

The Compensation Committee may, in its discretion, grant awards under the 2012 Plan that are intended to qualify for the “performance-based compensation” exemption from Section 162(m) of the Internal Revenue Code. In the case of an award intended to qualify for that exemption, any applicable performance objectives shall be based on the attainment of specified levels of one or more of the following measures: revenues, weighted average revenue per unit, earnings from operations, operating income, earnings before or after interest and taxes, operating income before or after interest and taxes, net income, cash flow, earnings per share, debt to capital ratio, economic value added, return on total capital, return on invested capital, return on equity, return on assets, total return to shareholders, earnings before or after interest, taxes, depreciation, amortization or extraordinary or special items, operating income before or after interest, taxes, depreciation, amortization or extraordinary or special items, return on investment, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, cash flow in excess of cost of capital, operating margin, profit margin, contribution margin, stock price and/or strategic business criteria consisting of one or more objectives based on meeting specified product development, strategic partnering, research and development, market penetration, geographic business expansion goals, cost targets, customer satisfaction, gross or net additional customers, average customer life, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates and joint ventures. Performance objectives related to an award intended to qualify for the performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code will be established by the Compensation Committee within the time period and other requirements prescribed by Section 162(m) of the Internal Revenue Code.

Forfeiture of Awards.  If the Company terminates a participant’s employment or service for cause, then the participant shall forfeit all outstanding awards granted under the 2012 Plan. For this purpose, “cause” will have the meaning provided in any applicable employment or consulting agreement with the participant, or if there is no such applicable definition, “cause” shall mean (i) the participant’s material failure to perform his or her responsibilities to the Company, (ii) the participant’s material failure to follow directives or policies of the Board of Directors, or (iii) conduct materially detrimental to the interests of the Company. Awards granted under the 2012 Plan may also be subject to forfeiture or repayment to the Company pursuant to any compensation recovery (or “clawback”) policy that may be adopted by the Company.

Adjustments to Authorized Shares and Outstanding Awards.  In the event of any equity restructuring, such as a stock dividend, stock split, reverse stock split, spinoff, rights offering or recapitalization through a large, nonrecurring cash dividend, the Compensation Committee will adjust the number and kind of shares that may be delivered under the 2012 Plan, the individual award limits, and, with respect to outstanding awards, the number and kind of shares subject to outstanding awards, the exercise price, and the grant price or other price of shares subject to outstanding awards, to prevent dilution or enlargement of rights. In the event of any other change in corporate capitalization, such as a merger, consolidation or liquidation, the Compensation Committee may, in its discretion, cause there to be such equitable adjustment as described in the foregoing sentence, to prevent dilution or enlargement of rights. However, unless otherwise determined by the Compensation Committee, the Company will always round down to a whole number of shares subject to any award. Any such adjustment will be made by the Compensation Committee, whose determination will be conclusive.

Effect of a Change in Control.  In the event of a change in control of the Company, the Compensation Committee has discretion to take action with respect to outstanding awards, including, without limitation, the ability to accelerate the vesting, settlement or exercisability of an award, cancel an award in exchange for a cash payment, cancel a stock option or SAR without payment if the fair market value of a share on the date of the change in control does not exceed the exercise price per share of the stock option or SAR, or issue substitute awards. For this purpose, a change in control generally means (i) the acquisition of more than 50% of the voting power of the Company’s outstanding voting securities; (ii) the replacement of a majority of the members of the incumbent Board of Directors with new directors who were not approved by at least two-thirds of the directors then in office; (iii) consummation of a merger, consolidation, reorganization, sale of all or substantially all of the assets of the Company or similar transaction, other than a transaction in which more than 50% of the voting power of the surviving entity is held by shareholders of the Company prior to the transaction; or (iv) shareholder approval of a plan of complete liquidation or dissolution of the Company.

U.S. Federal Income Tax Consequences

The following is a brief summary of the general U.S. federal income tax consequences relating to the 2012 Plan. This summary is based on U.S. federal tax laws and regulations in effect on the date of this proxy statement and does not purport to be a complete description of the U.S. federal income tax laws.

Incentive Stock Options.  Incentive stock options are intended to qualify for special treatment available under Section 422 of the Internal Revenue Code. A participant who is granted an incentive stock option will not recognize ordinary income at the time of grant, and the Company will not be entitled to a deduction at that time. A participant will not recognize ordinary income upon the exercise of an incentive stock option provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the grant date of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant’s employment is terminated due to permanent and total disability).

If the participant does not sell or otherwise dispose of the common shares acquired upon the exercise of an incentive stock option within two years from the grant date of the incentive stock option or within one year after he or she receives the common shares, then, upon disposition of such common shares, any amount recognized in excess of the exercise price will be taxed to the participant as a capital gain, and the Company will not be entitled to a corresponding deduction. The participant will generally recognize a capital loss to the extent that the amount recognized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally recognize ordinary income at the time of the disposition of the common shares in an amount equal to the lesser of (i) the excess of the fair market value of the common shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount recognized upon disposition of the common shares over the exercise price, and the Company will be entitled to a corresponding deduction. Any amount recognized in excess of the value of the common shares on the date of exercise will be capital gain. If the amount recognized is less than the exercise price, the participant generally will recognize a capital loss equal to the excess of the exercise price over the amount recognized upon the disposition of the common shares.

The rules described above that generally apply to incentive stock options do not apply when calculating any alternative minimum tax liability. The rules affecting the application of the alternative minimum tax are complex, and their effect depends on individual circumstances, including whether a participant has items of adjustment other than those derived from incentive stock options.

Nonqualified Stock Options.  A participant will not recognize ordinary income when a nonqualified stock option is granted, and the Company will not receive a deduction at that time. When a nonqualified stock option is exercised, a participant will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the common shares that the participant purchased over the exercise price he or she paid, and the Company will be entitled to a corresponding deduction.

Stock Appreciation Rights.  A participant will not recognize ordinary income when a stock appreciation right is granted, and the Company will not receive a deduction at that time. When a stock appreciation right is exercised, the participant will recognize ordinary income equal to the cash and/or the fair market value of common shares the participant receives, and the Company will be entitled to a corresponding deduction.

Restricted Shares.  A participant who has been granted restricted shares will not recognize ordinary income at the time of grant, and the Company will not be entitled to a deduction at that time, assuming that the underlying common shares are not transferable and that the restrictions create a “substantial risk of forfeiture” for federal income tax purposes and that the participant does not make an election under Section 83(b) of the Internal Revenue Code. Generally, upon the vesting of restricted shares, the participant will recognize ordinary income in an amount equal to the then fair market value of the common shares, less any consideration paid for such common shares, and the Company will be entitled to a corresponding deduction. Any gains or losses recognized by the participant upon disposition of the common shares will be treated as capital gains or losses. However, a participant may elect pursuant to Section 83(b) of the Internal Revenue Code to have income recognized at the date of grant of a restricted share award equal to the fair market value of the common shares on the grant date (less any amount paid for the restricted shares) and to have the applicable capital gain holding period commence as of that date. If a participant makes this election, the Company generally will be entitled to a corresponding deduction in the year of grant.

Restricted Share Units.  A participant generally will not recognize ordinary income when restricted share units are granted, and the Company generally will not receive a deduction at that time. Instead, a participant will recognize ordinary income when the restricted share units are settled in an amount equal to the fair market value of the common shares or the cash he or she receives, less any consideration paid, and the Company will be entitled to a corresponding deduction.

Other Share-Based Awards.  Generally, participants will recognize ordinary income equal to the fair market value of the common shares subject to other share-based awards when they receive the common shares, and the Company generally will be entitled to a corresponding deduction at that time.

Cash-Based Awards.  Generally, a participant will recognize ordinary income when a cash-based award is settled in an amount equal to the cash he or she receives, and the Company generally will be entitled to a corresponding deduction at that time.

Miscellaneous.  When a participant sells common shares that he or she has received under an award, the participant will generally recognize long-term capital gain or loss if, at the time of the sale, the participant has held the common shares for more than one year (or, in the case of a restricted share award, more than one year from the date the restricted shares vested unless the participant made an election pursuant to Section 83(b) of the Internal Revenue Code, described above). If the participant has held the common shares for one year or less, the gain or loss will be a short-term capital gain or loss.

Section 162(m) of the Tax Code.  Section 162(m) of the Internal Revenue Code disallows the deduction of certain compensation in excess of $1 million per year payable to certain covered employees of a public company (generally, the Chief Executive Officer and the next three most highly compensated named executive officers, other than the chief financial officer). Compensation paid to such an officer during a year in excess of $1 million that is not performance-based (or does not comply with other exceptions) generally would not be deductible on the Company’s federal income tax return for that year. It is intended that compensation attributable to any stock options or SARs granted under the 2012 Plan will qualify as performance-based compensation exempt from Section 162(m) of the Internal Revenue Code. The Compensation Committee may, in its discretion, decide to structure other awards granted under the 2012 Plan to qualify for deductibility under Section 162(m).

Section 409A of the Tax Code.  In 2004, the Internal Revenue Code was amended to add Section 409A, which created new rules for amounts deferred under nonqualified deferred compensation plans. Section 409A includes a broad definition of nonqualified deferred compensation plans which may extend to various types of awards granted under the 2012 Plan. If an award is subject to, but fails to comply with, Section 409A, the participant would generally be subject to accelerated income taxation, plus a 20% penalty tax and an interest charge. The Company intends that awards granted under the 2012 Plan will either be exempt from, or will comply with, Section 409A.

Benefits Proposed to be Awarded Under the 2012 Plan.  No benefits or amounts have been granted, awarded or received under the 2012 Plan. Because awards under the 2012 Plan are discretionary, no awards are determinable at this time.

Current Equity Compensation Plan Information

The following table provides information concerning the Company’s equity compensation plans or individual arrangements that were approved by shareholders and those that were not approved by shareholders as of December 31, 2011:

Plan Category	Number of Shares Issuable Upon Exercise of Outstanding Options		Weighted-Average Exercise Price of Outstanding Options	Number of Shares Remaining Available for Issuance Under Equity Compensation Plans (Excluding Shares Reflected in Column 1)
Equity compensation plans approved by security holders	1,477,308	(1)	$5.93	991,691	(2)
Equity compensation plans not approved by security holders	105,375	(3)	4.21	0
Total	1,582,683		$5.82	991,691

(1)	The securities consist of Incentive Stock Options and Nonqualified Stock Options granted to officers, directors, employees and consultants during the period 2003 through 2011 pursuant to the Derma Sciences, Inc. Amended and Restated Stock Option Plan. The per share exercise price of the options is in the range of $2.88 to $13.60.
(2)	Securities available for future issuance are calculated by deducting from the shares reserved for issuance under the Derma Sciences, Inc. Amended and Restated Stock Option Plan the following: (i) outstanding (unexercised) options of 1,477,308, and (ii) options exercised to date of 31,001.
(3)	The securities consist of Nonqualified Stock Options granted to our officers, directors, employees and consultants during the period 1995 through 2002 and 2007. These options were effected pursuant to employment agreements or stock option agreements recommended by the Compensation Committee of our board of directors and approved by our board of directors. The per share exercise price of the options is in the range of $4.00 to $5.76. The shares of Common Stock underlying the options have been registered under the Securities Act of 1933.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ADOPTION OF THE DERMA SCIENCES, INC. 2012 EQUITY INCENTIVE PLAN.

PROPOSAL 4 — CHANGE OF THE COMPANY’S STATE OF INCORPORATION
FROM PENNSYLVANIA TO DELAWARE

General

The Board of Directors has unanimously approved, subject to shareholder approval, a proposal (the “Reincorporation Proposal”) to change the Company’s state of incorporation from the Commonwealth of Pennsylvania to the State of Delaware (the “Reincorporation”) by means of a merger (the “Merger”) of the Company with and into its wholly owned subsidiary, Derma Sciences, Inc., a Delaware corporation (“Derma Delaware”), solely for the purpose of reincorporating the Company in Delaware. The Merger will be accomplished pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”), attached as Appendix C to this Proxy Statement. The effect of the Merger will be to change the law applicable to the Company’s corporate affairs from Pennsylvania law to Delaware law and to change the governing instruments for the Company from its existing articles of incorporation, as amended, and bylaws to the certificate of incorporation and bylaws of Derma Delaware, which are attached hereto as Appendices D and E. While these governing documents are substantially similar to the existing articles of incorporation and bylaws of the Company, the Reincorporation will result in some changes to shareholders’ rights. See “Comparison of Pennsylvania and Delaware Corporation Laws” below. Copies of the Company’s existing articles of incorporation and bylaws are available upon request to the Corporate Secretary of the Company at Derma Sciences, Inc., 214 Carnegie Center, Suite 300, Princeton, New Jersey.

Approval of the Reincorporation Proposal by the Company’s shareholders will constitute adoption by the Company’s shareholders of the Merger Agreement and approval by the Company’s shareholders of the certificate of incorporation and the bylaws of Derma Delaware, all other transactions and proceedings relating to the Merger and the assumption by Derma Delaware, as the surviving corporation of the Merger, of the Company’s employee benefit plans, agreements and arrangements and the obligations of the Company under such plans, agreements and arrangements. Pursuant to the terms of the Merger Agreement, the certificate of incorporation and bylaws of Derma Delaware will replace the Company’s current articles of incorporation and bylaws as the Company’s principal corporate governance documents. See “Comparison of Pennsylvania and Delaware Corporation Laws” below. Accordingly, shareholders are urged to read carefully this Proxy Statement and the attached appendices.

Reasons for and Advantages of the Reincorporation in Delaware

For the reasons discussed below, the Board believes that the best interests of the Company and its shareholders would be served by changing its state of incorporation from Pennsylvania to Delaware.

Predictability, Flexibility and Responsiveness to Corporate Needs

Delaware has adopted comprehensive and flexible corporate laws which are revised regularly to meet changing business circumstances. The Delaware legislature is particularly sensitive to issues regarding corporate law and is especially responsive to developments in modern corporate law. Each year the Delaware General Assembly considers and adopts statutory amendments that have been proposed by the Corporation Law Section of the Delaware bar to meet changing business needs. In addition, the Delaware Secretary of State is particularly flexible, expert and responsive in its administration of the filings required for mergers, acquisitions and other corporate transactions.

Delaware has a system of specialized Chancery Courts to deal with corporate law questions, which has streamlined procedures and processes that result in relatively quick decisions. The Chancery Court has no jurisdiction over criminal and tort cases, and corporate cases are heard by judges, without juries, who have many years of experience with corporate law issues. Traditionally, this has meant that the Delaware courts are able, in most cases, to process corporate litigation relatively quickly and effectively. As a result, Delaware courts have developed considerable expertise in dealing with corporate issues and produced a substantial body of case law construing Delaware corporate laws. Because the legal system in the United States is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which should offer added advantages to the Company and its shareholders by allowing the Board and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

Raising Capital

The Reincorporation in Delaware may provide the Company with greater opportunities to raise capital as underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for corporations having the greater flexibility afforded by Delaware law. Delaware also may make it easier to attract financing as many investors are generally more familiar with Delaware corporate law, particularly provisions relating to rights of preferred shareholders.

Directors and Officers

Reincorporation under Delaware law may enhance the Company’s ability to attract and retain qualified directors and officers as well as encourage directors and officers to continue to make independent decisions in good faith on behalf of the Company. The parameters of director and officer liability are more extensively addressed in Delaware court decisions, and are therefore better defined and better understood than under Pennsylvania law, thus offering greater certainty and stability from the perspective of those who serve as corporate officers and directors. Reincorporation from Pennsylvania to Delaware also may make it easier to attract future candidates willing to serve on the Board, because many potential candidates may already be familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience. The better understood and comparatively stable corporate environment afforded by Delaware may enable the Company to compete more effectively with other public companies, most of which are incorporated in Delaware, in the recruitment of talented and experienced directors and officers.

Anti-Takeover Provisions

Under Delaware law, a corporation may adopt certain measures to mitigate its vulnerability to unsolicited takeover attempts through amendment of the corporate charter documents, adoption of a shareholder rights plan or otherwise. Delaware law also imposes certain restrictions on parties attempting to seize control of Delaware corporations. Unsolicited takeovers can involve attempts to seize control without acquiring all outstanding shares and without paying a fair value to the shareholders of a company. The Company does not currently have in place various measures permitted under Delaware law designed to protect shareholders interests in the event of a hostile takeover attempt against the Company. These measures include a classified board of directors and the prohibition of actions by written consent of shareholders. Many of these measures have not been as fully tested in the Pennsylvania courts as in the Delaware courts. As a result, Delaware law affords greater certainty that these measures will be interpreted, sustained and applied in accordance with the intentions of the board of directors. In general, Delaware case law provides a well-developed body of law defining the proper duties and decision making process expected of a board of directors in evaluating potential and proposed corporate takeover offers and business combinations. These measures and related Delaware law could help the Board protect the Company’s corporate strategies, to consider fully any proposed takeover and alternatives and, if appropriate, to negotiate terms that maximize the benefit to the shareholders.

Principal Features of the Reincorporation Proposal

The Merger Agreement provides for the Merger of the Company into Derma Delaware. Prior to the Merger, Derma Delaware will have no operating history, assets, or liabilities. After the Effective Time (as defined in the Merger Agreement), the Company will be governed by the certificate of incorporation and bylaws of Derma Delaware, which are substantially similar to the governing documents of the Company, except as described in this Proxy Statement. The Merger will not change the business or management of the Company. The Merger will not cause a change in our name, which will remain “Derma Sciences, Inc.” The following discussion summarizes key aspects of the Reincorporation Proposal. This summary is not intended to be complete and is qualified in its entirety by reference to the Merger Agreement attached as Appendix C, Derma Delaware’s certificate of incorporation, attached as Appendix D and Derma Delaware’s bylaws, attached as Appendix E.

Pursuant to the Merger Agreement, at the Effective Time, each outstanding share of Common Stock and Preferred Stock will automatically be converted into one share of common stock or preferred stock, as applicable, of Derma Delaware. Each outstanding certificate representing shares of the Company’s Common Stock and Preferred Stock will continue to represent the same number of shares of common stock or preferred stock, as applicable, of Derma Delaware. It will not be necessary for shareholders to exchange existing Company stock certificates for Derma Delaware stock certificates. However, when outstanding certificates representing shares of the Company’s Common Stock or Preferred Stock are presented for transfer after the Merger, new certificates representing shares of Derma Delaware’s common stock or preferred stock, as applicable, will be issued. New certificates will also be issued upon the request of any shareholder, subject to normal requirements as to proper endorsement, signature guarantee, if required, and the payment of any applicable taxes.

Approval of the Reincorporation Proposal will effect a change in the legal domicile of the Company and other changes described in this Proxy Statement. Reincorporation of the Company will not, in and of itself, result in any change in the name, business, management, or location of the principal executive offices, assets or liabilities of the Company. The Derma Delaware board of directors will consist of the same individuals who serve as directors of the Company as of the Effective Time. Pursuant to the terms of the Merger Agreement, such individuals will serve as members of the Derma Delaware board of directors for the same terms as those for which they are serving as directors of the Company as of the Effective Time. Each of the officers of Derma Delaware is now serving as an officer of the Company. The Prior Plans, or the 2012 Plan if Proposal No. 3 is approved by the shareholders, will be continued by Derma Delaware, and each option to purchase the Company’s Common Stock issued pursuant to the Prior Plans or the 2012 Plan will automatically be converted into an option to purchase the same number of shares of common stock of Derma Delaware, upon the same terms and subject to the same conditions as set forth in the Prior Plans or the 2012 Plan, as applicable.

The Company’s Common Stock will continue to be traded on the NASDAQ Capital Market without interruption under the same symbol (DSCI) as at present. Derma Delaware will succeed to all the assets and liabilities of the Company. The stated purposes of Derma Delaware, as set forth in its certificate of incorporation, will permit the Company in the future to enter into any lawful business activity, with such power and authority as is permitted currently by the Company. The Reincorporation will not change the financial condition of the Company and will involve only the Company and a wholly owned subsidiary of the Company formed for the sole purpose of the Reincorporation. If shareholders approve the Reincorporation Proposal, the Reincorporation will be completed at a time that the boards of directors of the Company and Derma Delaware determine is advisable and after receipt of all required government approvals and filings. The Merger will take effect on the date upon which the Merger Agreement is filed with the offices of the Secretaries of State of the Commonwealth of Pennsylvania and the State of Delaware, which filing is anticipated to be as soon as practicable after approval of the Merger Agreement by the Company’s shareholders and all other conditions have been satisfied.

Approval of the Board of Directors; Required Shareholder Vote

The Reincorporation was approved by the Board. Approval of the Reincorporation Proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock and Preferred Stock.

Effect of Not Obtaining the Required Vote for Approval

If the Reincorporation Proposal fails to obtain the requisite vote for approval, the Reincorporation will not be consummated and the Company will continue to be incorporated in the Commonwealth of Pennsylvania.

Comparison of Pennsylvania and Delaware Corporation Laws

The Company is a Pennsylvania corporation and is governed by the Pennsylvania Business Corporation Law (the “PBCL”). As a Delaware corporation, Derma Delaware is, and the Company will be if the Reincorporation Proposal is approved, governed by the Delaware General Corporation Law (the “DGCL”). Because of differences in the corporation laws of Pennsylvania and Delaware, the rights of the Company’s shareholders will change in various respects as a result of the proposed Reincorporation. The following discussion is a summary of principal differences in the rights of shareholders following the Reincorporation.

Special Meetings of Shareholders

The PBCL generally permits holders of 20% or more of the outstanding shares to call a special meeting of shareholders unless restricted in the articles of incorporation. However, as long as a Pennsylvania corporation is subject to the periodic reporting obligations of the Securities Exchange Act of 1934, as amended (a “Registered Corporation”), as is the Company, shareholders are not entitled to call special meetings. In addition, under the PBCL, shareholders of record entitled to vote must receive notice of shareholder meetings not less than five days before the date of the shareholder meeting with no maximum time period provided.

Under the DGCL, special meetings of shareholders may be called only by the board of directors or by any other person authorized in the corporation’s certificate of incorporation or the bylaws. Derma Delaware’s certificate of incorporation and bylaws do not authorize any other person to call special meetings of shareholders. Generally, all shareholders of record entitled to vote must receive notice of stockholder meetings not less than 10 or more than 60 days before the date of the stockholder meeting.

Shareholders’ Action Without a Meeting

Under the PBCL, shareholders are permitted to take action by unanimous written consent in lieu of a meeting unless the corporation’s articles or bylaws provide otherwise. Further, under the PBCL, a corporation’s bylaws may permit action by partial written consent in lieu of a meeting, however, any action taken pursuant to such a provision is not effective unless and until at least 10 days’ notice of the action is provided to each shareholder entitled to vote thereon, who did not. The Company’s bylaws do not permit the shareholders to take action by written consent in lieu of a meeting. In contrast, the DGCL permits such an action to be taken by written consent, if the written consent is signed by the holders of shares that would have been required to effect the action at a meeting of the shareholders. Shareholders who do not sign the written consent must be notified promptly following the effectiveness of a written consent. Generally, holders of a majority of the Company’s outstanding shares may take action by written consent in lieu of a shareholder meeting. Under both the PBCL and the DGCL, a corporation’s articles or certificate of incorporation may restrict or prohibit shareholders’ action without a meeting. Derma Delaware’s certificate of incorporation does not restrict or prohibit shareholders’ action without a meeting. Further, Derma Delaware’s bylaws provide that action may be taken by written consent, if the written consent is signed by the holders of shares that would have been required to effect the action at a meeting of the shareholders.

Advance Notice Requirements

Under both the PBCL and the DGCL, a corporation may require shareholders wishing to nominate persons for election to the board of directors to give notice of the nomination by a date prior to the annual meeting. The Company’s bylaws and Derma Delaware’s bylaws each provide that nominations for election to the Board must be submitted no later than 60 days prior to the anniversary of the prior year’s annual meeting. Neither the Company’s articles of incorporation or bylaws nor Derma Delaware’s certificate of incorporation or bylaws specify a deadline for submission of proposals for new business to be voted on by shareholders.

Preemptive Rights

Under both the PBCL and the DGCL, unless otherwise provided in the articles or certificate of incorporation, a corporation may issue shares, option rights or securities having conversion or option rights, without first offering them to shareholders of a class. Both the Company’s articles of incorporation and Derma Delaware’s certificate of incorporation are silent on preemptive rights.

Classified Board of Directors

Both the PBCL and the DGCL permit corporations to have classified boards of directors. The PBCL permits the board to be divided into four classes, while the DGCL permits three classes. Neither the Company’s nor Derma Delaware’s boards of directors are currently classified.

Cumulative Voting

Under the PBCL, shareholders have cumulative voting rights for the election of directors. Pennsylvania corporations may opt out of cumulative voting, however, the Company has not done so. Under cumulative voting, a shareholder may cast as many votes as shall equal the number of votes that such holder would be entitled to cast for the election of directors multiplied by the number of directors to be elected. The holder may cast all such votes for a single director or distribute the votes among two or more directors.

Under the DGCL, where the certificate of incorporation is silent on the matter, there is no cumulative voting. Derma Delaware’s certificate of incorporation does not provide for cumulative voting.

Removal of Directors

Under the PBCL, subject to certain limitations, a Pennsylvania corporation may provide that directors may only be removed for cause and may require the approval of 100% of the outstanding shares entitled to vote. Pennsylvania corporations are not permitted to restrict a shareholder’s ability to go to court and seek the court to remove a director in the case of fraudulent or dishonest acts or gross abuse of authority. The Company’s bylaws currently provide that directors may be removed with or without cause by approval of 100% of the outstanding shares entitled to vote. Under the DGCL, unless the board of directors is divided into classes, shareholders may remove directors, with or without cause, by a vote of shareholders owning a majority of the outstanding shares entitled to vote or by such greater vote requirement as may be set forth in the certificate of incorporation. Derma Delaware’s certificate of incorporation does not set forth a greater vote requirement.

Limitation of Director Liability

Under the PBCL, a corporation is permitted to include a provision in its corporate documents limiting liability of directors for any actions taken, unless the director has breached or failed to perform his or her fiduciary duty and the breach or failure consists of self-dealing, willful misconduct, or recklessness. A director’s liability may not be limited under the PBCL, however, in the instance of a violation of any criminal statute or for the payment of taxes to federal, state or local authorities. The Company’s bylaws include a provision limiting directors’ liability consistent with the foregoing. The DGCL permits a company to include a provision in its certificate of incorporation that eliminates or limits the personal liability of a director for monetary damages resulting from a breach of fiduciary duty as a director, except under the following circumstances: (i) for a breach of loyalty, (ii) for acts or omission not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for unlawful payment of dividend or unlawful stock purchase or redemption and (iv) from any transaction in which the director derived an improper personal benefit. Derma Delaware’s certificate of incorporation and bylaws each include a provision limiting director liability to the fullest extent permitted by the DGCL.

Amendments to the Articles or Certificate of Incorporation

Under the PBCL, unless otherwise prohibited in the articles of incorporation, amendments to a company’s articles may be proposed by the board of directors or the holders of at least 10% of the voting shares. However, shareholders of Registered Corporations, like the Company, are prohibited under the PBCL from proposing amendments to the articles of incorporation. Generally, the required vote to approve amendments to the articles is a majority of the shares outstanding. A corporation is permitted to include a greater approval percentage if desired, however, the Company’s articles of incorporation are silent on amendments to the articles of incorporation.

Under the DGCL, amendments to the certificate of incorporation are generally proposed by the board of directors but there is no restriction against shareholder action provided it otherwise complies with the advance notice provisions. The board is required to approve and adopt any such amendments prior to submitting such amendments to shareholders for approval. Approval of an amendment generally requires the affirmative vote of a majority of the shares outstanding, but a supermajority vote requirement is permitted. Derma Delaware’s certificate of incorporation requires the affirmative vote of a majority of the shares outstanding to amend the certificate of incorporation.

Amendments to the Bylaws

The PBCL permits a corporation to provide that bylaws may only be amended by directors, provided shareholders have the right to change such a provision. In addition, the board of directors may not adopt or change a bylaw on any subject that is committed expressly to shareholders under Pennsylvania law. The Company’s bylaws include the right of the majority of directors in office to amend the bylaws, subject to these exceptions. The DGCL provides that the power to adopt, amend, or repeal bylaws remains with the corporation’s shareholders entitled to vote, but permits the corporation, in its certificate of incorporation, to confer the power upon the board of directors. Under the DGCL, the fact that such power has been placed in the board of directors neither divests nor limits the shareholders’ power to adopt, amend, or repeal bylaws. Where bylaws conflict, shareholder adopted bylaws control. Derma Delaware’s certificate of incorporation and bylaws provide that any bylaw may be adopted, amended or repealed by the board of directors and the shareholders, by the affirmative vote of at least two-thirds (2/3) of the shares outstanding.

Fiduciary Duties of Director

Both the DGCL and PBCL provide that the board of directors has the ultimate responsibility for managing the business and affairs of a corporation. In discharging this function, directors owe fiduciary duties of care and loyalty to the corporation and to its shareholders. The PBCL and the DGCL similarly require that directors perform their duties in good faith, in a manner they reasonably believe to be in the best interests of the corporation, and with such care, including reasonable inquiry, skill and diligence, as a person of ordinary prudence would use under similar circumstances. The PBCL, however, contains a provision specifically permitting (not requiring) directors, in discharging their duties, to consider the effects of any action taken by them upon any or all affected groups (including, e.g. shareholders, employees, customers, creditors and certain communities) as well as all other pertinent factors. Unlike the DGCL, the PBCL expressly makes clear that a director has no greater obligation to justify, or higher burden of proof with respect to, any act relating to an actual or potential take-over of the corporation than he or she has with respect to any other act as a director.

Delaware courts have held that the duty of care requires the directors to exercise an informed business judgment. An informed business judgment means that the directors have informed themselves of all material information reasonably available to them. Delaware courts have also imposed a heightened standard of conduct upon directors in matters involving a contest for control of the corporation.

Mergers and Major Transactions

Under the PBCL, fundamental corporate transactions (such as mergers, sales of all or substantially all of the corporation’s assets, dissolutions, etc.) require the approval of a majority of the votes actually cast by the shareholders at the meeting. The DGCL requires the approval of the holders of a majority of the outstanding shares of common stock. Both the PBCL and the DGCL permit a corporation to increase the minimum percentage vote required by the statutory minimums described above. Neither the Company’s bylaws nor Derma Delaware’s bylaws have any special voting requirements for such fundamental transactions.

Anti-takeover Provisions

Both the PBCL and the DGCL allow corporations to impose a supermajority voting requirement on a variety of corporate actions. The PBCL contains a number of statutory anti-takeover provisions applicable to Registered Corporations unless the entity opts out from one or more of the provisions. The Company, in its articles of incorporation, has opted out of the following statutory anti-takeover provisions:

•	Subchapter 25E, which, with certain exceptions, entitles shareholders to be paid the fair value of their shares by anyone who acquires 20% or more of the outstanding voting power of the corporation;
•	Subchapter 25F, which imposes certain financial requirements and restrictions on business combinations with interested shareholders of the corporation;
•	Subchapter 25G, which, with certain exceptions, limits the voting rights of persons who have acquired 20% or more of the outstanding voting power of the corporation; and
•	Subchapter 25H, which requires disgorgement of certain profits made by controlling shareholders following their attempts to gain control of the corporation.

Section 203 of the DGCL also contains a statutory anti-takeover provision requiring that in order to engage in certain business combinations with Delaware corporations, an “interested shareholder,” i.e., a shareholder owning 15% or more of the corporation’s stock for a period of less than three years, must obtain the approval of at least two-thirds of the corporation’s outstanding stock not owned by such shareholder. Section 203 only applies to Delaware corporations that have a class of voting stock that is either listed on a national securities exchange or held of record by more than 2,000 shareholders. However, a corporation may elect not to be governed by Section 203 by a provision in its certificate of incorporation or its bylaws. Derma Delaware is governed by Section 203 of the DGCL.

Franchise and Income Taxes and Fees

The Company’s liability for state corporate franchise and income taxes and fees as a Delaware corporation may be greater than its liability for state corporate franchise and income taxes and fees as a Pennsylvania corporation.

Federal Income Tax Consequences

The following is a discussion of the material federal income tax consequences of the Merger that are generally applicable to holders of shares of the Common Stock and Preferred Stock. The discussion does not address all federal income tax consequences that may be important to particular holders of shares of the Company’s Common Stock and Preferred Stock in light of their individual circumstances, or who are subject to special treatment under federal income tax laws (such as shareholders that are dealers in securities, banks, insurance companies, regulated investment companies, tax-exempt entities, foreign persons and shareholders that acquired their shares in connection with a stock option plan or other compensatory transaction). This discussion is based on the provisions of United States federal income tax law as of the date hereof, which are subject to change, potentially with retroactive effect.

This discussion does not address any foreign, state or local tax consequences of the Merger. Shareholders are urged to consult their own tax advisors as to the specific federal, foreign, state, local and other tax consequences to them of the Merger.

The Company intends that the Merger and resulting reincorporation of the Company from Pennsylvania to Delaware will qualify as a tax-free “reorganization” described in Section 368(a)(1)(F) of the Internal Revenue Code. Assuming the Merger qualifies as a reorganization, then, generally, (i) no gain or loss will be recognized by the Company as a result of the Merger, (ii) no gain or loss will be recognized by the holders of shares of the Common Stock or Preferred Stock upon the exchange of such shares for shares of common stock or preferred stock of Derma Delaware, (iii) the basis of the shares of common stock or preferred stock of Derma Delaware received by a shareholder of the Company will be the same as the shareholder’s basis of the Common Stock or Preferred Stock surrendered by the shareholder in exchange therefor and (iv) a shareholder’s holding period for the shares of common stock or preferred stock of Derma Delaware received by a shareholder of the Company will include the holding period of the shares of the Common Stock or Preferred Stock surrendered in exchange therefor, provided that the shares of common stock or preferred stock of Derma Delaware are held as a capital asset on the date of the Merger.

The Company has not requested a ruling from the Internal Revenue Service or an opinion of counsel with respect to the federal income tax consequences of the Merger. The Company’s view regarding the federal income tax consequences of the Merger is not binding on the Internal Revenue Service or the courts. Accordingly, shareholders should consult their own tax advisors with respect to all of the potential tax consequences of the Merger.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” CHANGE OF THE COMPANY’S STATE OF INCORPORATION FROM PENNSYLVANIA TO DELAWARE.

PROPOSAL 5 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed KPMG LLP (“KPMG”), independent public accountant, to audit our financial statements for the fiscal year ending December 31, 2012. The Board proposes that the shareholders ratify this appointment. We expect that representatives of KPMG will be present at the meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

As previously disclosed, on November 30, 2010, the Company, at the direction of the Audit Committee, dismissed Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm and engaged KPMG as the Company’s new independent registered public accounting firm. References in this report to the Company’s independent registered public accounting firms are references to E&Y and/or KPMG, as applicable.

The reports of E&Y on the consolidated financial statements of the Company for the fiscal years ended December 31, 2008 and 2009 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s fiscal years ended December 31, 2008 and 2009, and through November 30, 2010, the Company did not have any disagreement with E&Y on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the matter in connection with its report on the Company’s financial statements for the relevant year.

During the Company’s fiscal years ended December 31, 2008 and 2009 and through November 30, 2010, no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K occurred. E&Y has indicated to the Company that it concurs with the foregoing statements as they relate to E&Y and has furnished a letter to the SEC to this effect. A copy of this letter is attached to our Current Report on Form 8-K as Exhibit 16.1 filed with the SEC on December 2, 2010.

During the Company’s fiscal years ended December 31, 2008 and 2009 and through November 30, 2010, neither the Company nor anyone acting on its behalf consulted with KPMG regarding any of the matters specified in Item 304(a)(2) of Regulation S-K.

Independent Registered Public Accounting Firm Fees

Fees for professional services provided by the Company’s Independent Registered Public Accounting Firms for the years ended December 31, 2011 and 2010 are as follows:

	2011	2010
KPMG audit fees	$375,000	$200,000
KPMG audit related fees	83,000	—
E&Y audit fees	—	179,000
E&Y audit related fees	—	120,000
Totals	$458,000	$499,000

All of the foregoing fees were, in each case, pre-approved by the Company’s Audit Committee. The Company paid no tax fees or other fees to E&Y or KPMG for the years ended December 31, 2011 and 2010.

Fee Analysis and Pre-Approval Policy

Audit Fees

Audit fees consist of fees relative to the audit of the Company’s year-end financial statements and review of the Company’s quarterly reports on Form 10-Q.

Audit Related Fees

The audit related fees principally involve services relative to securities registration statements and related comfort letter procedures.

Audit Committee Pre-Approval Policy

It is the policy of the Company’s Audit Committee to approve all engagements of the Company’s independent auditors to render audit or non-audit services prior to the initiation of such services. Our procedures for the pre-approval by the Audit Committee of all services provided by the Company’s independent auditors comply with SEC regulations regarding pre-approval of services. Services subject to these SEC requirements include audit services, audit-related services, tax services and other services. The audit engagement is specifically approved and the auditors are retained by the Audit Committee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2012.

EXECUTIVE OFFICERS

The executive officers of the Company are:

Name	Age	Position with the Company	Executive Officerof the Company Since
Edward J. Quilty	61	Chairman of the Board, President and Chief Executive Officer	May, 1996
John E. Yetter, CPA	59	Vice President and Chief Financial Officer	August, 2000
Robert C. Cole	59	Executive Vice President — Sales	January, 2003
Frederic Eigner	62	Executive Vice President of Operations and General Manager, Derma Sciences Canada Inc.	March, 2005
Barry J. Wolfenson	45	Executive Vice President — Global Business Development and Marketing	March, 2006

John E. Yetter, CPA has served as our Vice President and Chief Financial Officer since August, 2000. Prior to joining us, Mr. Yetter held a variety of senior financial positions with Bristol-Myers Squibb Company. Before his association with Bristol-Myers Squibb, he held several supervisory financial positions with Cooper Industries, Inc., Price Waterhouse and Hulse Manufacturing Company. Mr. Yetter is a member of the American Institute of Certified Public Accountants and the New York Society of Certified Public Accountants. He earned a Bachelor of Science in Accounting, magna cum laude, from Boston College School of Management, Boston, Massachusetts in 1975.

Robert C. Cole has served as our Executive Vice President for Sales since May, 2006. Previously, beginning in January, 2003, he served as our Vice President — Sales and Marketing. Prior to joining us, Mr. Cole held a variety of executive sales positions with B. Braun Medical and predecessor firms beginning in 1974, most recently as Vice President, Sales, Eastern Zone. Mr. Cole earned his Bachelor of Science degree in Biology, cum laude, from St. Vincent’s College, Latrobe, Pennsylvania, in 1974.

Frederic Eigner has served as our Executive Vice President for Operations and General Manager of our Canadian subsidiary, Derma Sciences Canada Inc., since March, 2005. Previously, beginning in August, 2002, he served as Vice President for Operations of Derma Sciences Canada Inc. Prior to its acquisition by us, he held several positions with Dumex Medical Inc. during the period 1992 until August of 2002, most recently as Executive Vice President. Prior to his association with Dumex Medical Inc., Mr. Eigner held a variety of executive manufacturing positions with The Kendall Company during the period 1980 through 1992, most recently as Director of Manufacturing. He earned a Bachelor of Science degree in Industrial Engineering from the High Technical School of Kranj, Slovenia, in 1975, a Master of Science degree in Chemical Engineering from the University of Maribor, Slovenia, in 1980, and a Master of Business Administration degree from the University of Toronto, Ontario, Canada, in 2000.

Barry J. Wolfenson currently serves as our Executive Vice President — Global Business Development and Marketing. Previously, he served as our Vice President for Marketing and Business Development during the period March 2006 through February 2010 and Director of Marketing during the period February 2004 through February 2006. Prior to joining us, Mr. Wolfenson held a variety of sales and marketing positions with Bristol-Myers Squibb beginning in 2001, most recently as Marketing Manager with the Bristol-Myers Squibb Conva-Tec division. Before his association with Bristol-Myers Squibb, he operated a successful entrepreneurial venture and served as an account executive with Andersen Consulting. Mr. Wolfenson earned a Bachelor of Science degree in Economics from Franklin and Marshall College, Lancaster, Pennsylvania, in 1989 and a Master of Business Administration degree, cum laude (Phi Beta Kappa) from the University of Michigan, Ann Arbor, Michigan, in 2001.

Executive officers are appointed by, and serve at the discretion of, the Board of Directors.

EXECUTIVE COMPENSATION

Executives and Employment Arrangements

The following discussion and table relates to compensation arrangements on behalf of, and compensation paid by our Company to, Edward J. Quilty, our Chief Executive Officer, John E. Yetter, CPA, our Chief Financial Officer, Robert C. Cole, our Executive Vice President — Sales, Frederic Eigner, our Executive Vice President — Operations and General Manager of Derma Sciences Canada Inc., and Barry J. Wolfenson, our Executive Vice President — Global Business Development and Marketing:

Edward J. Quilty

We employ Edward J. Quilty, our Chairman, President and Chief Executive Officer, pursuant to a one-year employment agreement, expiring March 31, 2013, providing for base compensation of $400,000 per year, up from $367,710 for the year ended December 31, 2011, and incentive compensation in the discretion of the Board of Directors. The agreement further provides that, upon the Company’s failure to renew the agreement or termination of employment, each without cause (each a “Severance Event”), Mr. Quilty is entitled to (i) payment of severance compensation in the amount of two-year’s base salary ($800,000), to be paid in twenty-four equal monthly installments, (ii) at the Company’s expense, the same health care benefits provided to the Company’s active employees for twenty-four months following such Severance Event and (iii) an extension of the period to exercise any options to purchase securities of the Company to the earlier to occur of (a) the expiration thereof, as set forth in the option instrument, or (b) the tenth anniversary of the original grant date of the option instrument (an “Option Exercise Extension”). The agreement also provides that, upon a “change in control event” of the Company, as defined in accordance with Section 409A of the Internal Revenue Code and the regulations thereunder, Mr. Quilty may, within six months of the change in control event, tender his resignation and receive the severance compensation and an Option Exercise Extension to the same extent as if he had been terminated without cause.

John E. Yetter, CPA

We employ John E. Yetter, CPA, our Vice President and Chief Financial Officer, pursuant to a one-year employment agreement, expiring March 31, 2013, providing for base compensation of $250,000 per year, up from $232,523 for the year ended December 31, 2011, and incentive compensation in the discretion of the Board of Directors. The agreement further provides that, upon a Severance Event, Mr. Yetter is entitled to (i) payment of severance compensation in the amount of one-year’s base salary ($250,000), to be paid in twelve equal monthly installments, (ii) at the Company’s expense, the same health care benefits provided to the Company’s active employees for twelve months following such Severance Event and (iii) an Option Exercise Extension. The agreement also provides that, upon a “change in control event” of the Company, as defined in accordance with Section 409A of the Internal Revenue Code and the regulations thereunder, Mr. Yetter may, within six months of the change in control event, tender his resignation and receive the severance compensation and an Option Exercise Extension to the same extent as if he had been terminated without cause.

Robert C. Cole

We employ Robert C. Cole, our Executive Vice President — Sales, pursuant to a one-year employment agreement, expiring March 31, 2013, providing for base compensation of $218,000 per year, up from $210,893 for the year ended December 31, 2011, and incentive compensation in the discretion of the Board of Directors. The agreement further provides that, upon a Severance Event, Mr. Cole is entitled to (i) payment of severance compensation in the amount of one-year’s base salary ($218,000), to be paid in twelve equal monthly installments, (ii) at the Company’s expense, the same health care benefits provided to the Company’s active employees for twelve months following such Severance Event and (iii) an Option Exercise Extension. The agreement also provides that, upon a “change in control event” of the Company, as defined in accordance with Section 409A of the Internal Revenue Code and the regulations thereunder, Mr. Cole may, within six months of the change in control event, tender his resignation and receive the severance compensation and an Option Exercise Extension to the same extent as if he had been terminated without cause.

Frederic Eigner

We employ Frederic Eigner, our Executive Vice President — Operations and General Manager of Derma Sciences Canada Inc., pursuant to a one-year employment agreement, expiring March 31, 2013, providing for base compensation of $250,000 Cdn. per year, up from $240,675 Cdn. for the year ended December 31, 2011, and incentive compensation in the discretion of the Board of Directors. The agreement further provides that, upon a Severance Event, Mr. Eigner is entitled to (i) payment of severance compensation in the amount of the greater of (a) one-year’s base salary ($250,000 Cdn.), to be paid in twelve equal monthly installments and (b) the amount specified by the laws of Ontario, Canada, to be paid in monthly installments, (ii) at Derma Canada’s expense, for twelve months following such Severance Event, the health care benefits required by the laws of Ontario, Canada, and reimbursement for the cost of health care benefits obtained by Mr. Eigner to the extent comparable benefits and cost coverage is provided to Derma Canada’s active employees and (iii) an Option Exercise Extension. The agreement also provides that, upon a “change in control event” of the Company, as defined in accordance with Section 409A of the Internal Revenue Code and the regulations thereunder, Mr. Eigner may, within six months of the change in control event, tender his resignation and receive the severance compensation and an Option Exercise Extension to the same extent as if he had been terminated without cause.

Barry J. Wolfenson

We employ Barry J. Wolfenson, our Executive Vice President – Global Business Development and Marketing, pursuant to a one-year employment agreement, expiring March 31, 2013, providing for base compensation of $235,000 per year, up from $210,900 for the year ended December 31, 2011, and incentive compensation in the discretion of the Board of Directors. The agreement further provides that, upon a Severance Event, Mr. Wolfenson is entitled to (i) payment of severance compensation in the amount of one-year’s base salary ($235,000), to be paid in twelve equal monthly installments, (ii) at the Company’s expense, the same health care benefits provided to the Company’s active employees for twelve months following such Severance Event and (iii) an Option Exercise Extension. The agreement also provides that, upon a “change in control event” of the Company, as defined in accordance with Section 409A of the Internal Revenue Code and the regulations thereunder, Mr. Wolfenson may, within six months of the change in control event, tender his resignation and receive the severance compensation and an Option Exercise Extension to the same extent as if he had been terminated without cause.

Summary Compensation Table

The following table sets forth information regarding all forms of compensation received (in U.S. dollars) by the named executive officers during the years ended December 31, 2011 and 2010:

Name and Principal Position	Year	Salary	Non-Equity Incentive Compensation	Option Awards(1)	All Other Compensation		Total
Edward J. Quilty Chairman and Chief Executive Officer	2011	$367,710	$77,200	$181,890	$14,685	(2)	$641,485
	2010	$357,000	$25,000	$54,150	$15,455	(3)	$451,605
John E. Yetter, CPA Vice President and Chief Financial Officer	2011	$232,523	$34,900	$110,130	$10,066	(4)	$387,619
	2010	$225,750	$15,000	$28,880	$6,773	(5)	$276,403

Robert C. Cole Executive Vice President – Sales	2011	$210,893	$30,100	$110,130	$15,314	(6)	$366,437
	2010	$204,750	$15,000	$28,880	$13,087	(7)	$261,717
Frederic Eigner Executive Vice President – Operations and General Manager, Derma Sciences Canada Inc.	2011	$243,278	$34,079	$110,130	$13,259	(8)	$400,746
	2010	$222,431	$14,556	$28,880	$9,419	(9)	$275,286

Barry J. Wolfenson Executive Vice President – Global Business Development and Marketing	2011	$210,900	$31,600	$110,130	$8,626	(10)	$361,256
	2010	$189,344	$18,000	$28,880	$5,614	(5)	$241,838

(1)	This column indicates the aggregate grant date fair value, as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation (“FASB ASC Topic 718”), of stock option and restricted stock unit awards. See Note 11 of the Notes to Consolidated Financial Statements contained in our 2011 Annual Report on Form 10-K for an explanation of the assumptions made in valuing these awards.
(2)	Consists of 401(k) matching contribution of $7,350, disability insurance of $4,745 and executive health services of $2,590.
(3)	Consists of 401(k) matching contribution of $10,710 and disability insurance of $4,745.
(4)	Consists of 401(k) matching contribution of $6,976 and executive health services of $3,090.
(5)	Consists of 401(k) matching contribution.
(6)	Consists of 401(k) matching contribution of $5,024, car allowance of $7,200 and executive health services of $3,090.
(7)	Consists of 401(k) matching contribution of $5,887 and car allowance of $7,200.
(8)	Consists of salary deferral plan matching contribution of $7,298, disability insurance of $2,474 and executive health services of $3,487.
(9)	Consists of salary deferral plan matching contribution of $7,110 and disability insurance of $2,309.
(10)	Consists of 401(k) matching contribution salary deferral plan matching contribution of $5,536 and executive health services of $3,090.

Outstanding Equity Awards at Year-End

The following table sets forth information regarding the outstanding option and stock awards held by the named executive officers as of December 31, 2011:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (Exercisable)	Number of Securities Underlying Unexercised Options (Unexercisable)		Option Exercise Price	Option Expiration Date	Number of Shares or Units That Have Not Vested	Market Value of Shares or Units That Have Not Vested(9)
Edward J. Quilty						5,000	$37,900
	3,125	21,875	(1)	$8.00	08/31/2021
	14,250	12,750	(2)	$4.95	01/20/2021
	7,500	7,500	(3)	$5.10	03/04/2020
	21,563	3,125	(4)	$3.12	02/25/2019
	25,000	—		$4.80	11/29/2017
	18,750	—		$6.40	02/22/2017
	24,219	—		$4.00	03/01/2015
	6,250	—		$12.40	02/24/2014
	9,375	—		$2.96	03/25/2013
	3,750	—		$4.88	02/26/2012
John E. Yetter, CPA						3,000	$22,740
	1,875	13,125	(5)	$8.00	08/31/2021
	9,125	7,375	(6)	$4.95	01/20/2021
	4,000	4,000	(7)	$5.10	03/04/2020
	11,720	1,562	(8)	$3.12	02/25/2019
	12,500	—		$4.80	11/29/2017
	9,375	—		$6.40	02/22/2017
	14,532	—		$4.00	03/01/2015
	3,125	—		$12.40	02/24/2014
	5,000	—		$2.96	03/25/2013
	2,500	—		$4.88	02/26/2012
Robert C. Cole						3,000	$22,740
	1,875	13,125	(5)	$8.00	08/31/2021
	9,125	7,375	(6)	$4.95	01/20/2021
	4,000	4,000	(7)	$5.10	03/04/2020
	11,720	1,562	(8)	$3.12	02/25/2019
	12,500	—		$4.80	11/29/2017
	9,375	—		$6.40	02/22/2017
	14,532	—		$4.00	03/01/2015
	3,125	—		$12.40	02/24/2014
	21,875	—		$4.00	11/26/2012
Frederic Eigner						3,000	$22,740
	1,875	13,125	(5)	$8.00	08/31/2021
	9,125	7,375	(6)	$4.95	01/20/2021
	4,000	4,000	(7)	$5.10	03/04/2020
	11,720	1,562	(8)	$3.12	02/25/2019
	12,500	—		$4.80	11/29/2017
	9,375	—		$6.40	02/22/2017
	15,235	—		$4.00	03/01/2015
	3,750	—		$12.40	02/24/2014
	2,500	—		$13.60	07/07/2013
	6,250	—		$4.56	09/15/2012
Barry J. Wolfenson						3,000	$22,740
	1,875	13,125	(5)	$8.00	08/31/2021
	9,125	7,375	(6)	$4.95	01/20/2021
	4,000	4,000	(7)	$5.10	03/04/2020
	11,720	1,562	(8)	$3.12	02/25/2019
	12,500	—		$4.80	11/29/2017
	9,375	—		$6.40	02/22/2017
	6,250	—		$4.00	03/01/2015
	8,750	—		$9.60	01/14/2014

(1)	The 3,125 of the options awarded become exercisable each August 31 in 2012, 2013 and 2014 while 12,500 become exercisable based on performance as determinate by the Board of Directors no later than December 31, 2012.
(2)	The 3,000 of the options awarded become exercisable each January 20 in 2012, 2013 and 2014 while 3,750 has been deferred and become exercisable at the determination of the Board of Directors.
(3)	The 3,750 of the options awarded become exercisable each March 4 in 2012, and 2013.
(4)	The 3,125 of the options awarded become exercisable on February 25, 2012.
(5)	The 1,875 of the options awarded become exercisable each August 31 in 2012, 2013 and 2014 while 7,500 become exercisable based on performance as determinate by the Board of Directors no later than December 31, 2012.
(6)	The 1,625 of the options awarded become exercisable each January 20 in 2012, 2013 and 2014 while 2,500 has been deferred and become exercisable at the determination of the Board of Directors.
(7)	The 2,000 of the options awarded become exercisable each March 4 in 2012, and 2013.
(8)	The 1,562 of the options awarded become exercisable on February 25, 2012.
(9)	Market value determined by the stock price of $7.58 per share on the December 30, 2011 close of business. Awards became vested at the determination of the Board of Directors on February 17, 2012.

CODE OF ETHICS

The Company has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer (controller) and persons performing similar functions. The Company has also adopted a code of ethics for its non-financial personnel. The Company has filed a copy of its financial code of ethics as Exhibit 10.42 to its Form 10-KSB filed on March 31, 2003 and has posted its financial and non-financial codes of ethics on the Company’s website at http://www.dermasciences.com under the heading “Corporate Governance” in the Investor Relations section.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company, all reports under Section 16(a) required to be filed by its officers, directors and greater than ten-percent beneficial owners were timely filed.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of [April 10], 2012 certain information regarding the beneficial ownership of shares of the Company’s Common Stock, based on [12,770,005] outstanding shares as of such date, by: (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each officer of the Company, and (iv) all directors and officers of the Company as a group:

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(23)	Percent Beneficially Owned(23)
Raging Capital Management, LLC(2)	1,915,888	14.45%
Jennison Associates LLC(3)	1,350,000	10.21%
Comvita Limited(4)	1,098,213	8,44%
RA Capital Management, LLC(5)	1,055,648	8.26%
Felix J. Baker and Julian C. Baker(6)	743,857	5.82%
James E. Flynn(7)	686,706	5.25%
Baker Street Capital, L.P.(8)	651,774	5.10%
Edward J. Quilty(9)	217,682	1.68%
Bruce F. Wesson(10)	195,206	1.51%
Richard J. Keim(11)	136,313	1.06%
Robert C. Cole(12)	103,915	*
John E. Yetter, CPA(13)	100,227	*
Stephen T. Wills, CPA, MST(14)	93,584	*
James T. O’Brien(15)	87,700	*
Frederic Eigner(16)	86,917	*
Barry J. Wolfenson(17)	82,779	*
C. Richard Stafford, Esq.(18)	76,250	*
Srini Conjeevaram(19)	72,500	*
Robert G. Moussa(20)	47,500	*
Brett D. Hewlett(21)(4)	26,250	*
All directors and officers as a group (13 persons)(22)	2,425,036	17.29%

*	Less than 1% ownership interest
(1)	Except as otherwise noted, the address of each of the persons listed is: 214 Carnegie Center, Suite 300, Princeton, New Jersey 08540.
(2)	Raging Capital Management, LLC can be reached at: 254 Witherspoon Street, Princeton, New Jersey 08542. Includes shares owned by Raging Capital Fund, LP and Raging Capital Fund (QP), LP. Ownership consists of: 1,347,557 shares of Common Stock and warrants to purchase 581,831 shares of Common Stock.
(3)	Jennison Associates LLC can be reached at: 466 Lexington Ave, New York, New York 10017. Ownership consists of: 900,000 shares of Common Stock and warrants to purchase 450,000 shares of Common Stock.
(4)	Comvita Limited can be reached at: Wilson Road South, Paengaroa, Private Bag 1, Te Puke, New Zealand. Ownership consists of: 864,880 shares of Common Stock and warrants to purchase 233,333 shares of Common Stock. No additional options to purchase Common Stock will become exercisable, and no additional restricted stock units will vest, within 60 days of April 10, 2012. Brett D. Hewlett, one of our directors, is the Chief Executive Officer of Comvita New Zealand Limited, an affiliate of Comvita Limited.
(5)	RA Capital Management, LLC can be reached at: 20 Park Plaza, Suite 1200, Boston Massachusetts 02116. Ownership consists of: 1,043,419 shares of Common Stock and warrants to purchase 12,229 shares of Common Stock.
(6)	Felix J. Baker and Julian C. Baker can be reached at 667 Madison Ave, 21st Floor, New York, New York 10065. The Bakers control the investment decision with respect to the aggregate shares held by 667, L.P. (86,739 shares), Baker Brothers Life Sciences, L.P. (640,060 shares) and 14159, L.P. (17,058 shares).
(7)	James E. Flynn can be reached at 780 Third Ave., 37th Floor, New York, New York 10017. Ownership consists of 148,819 shares of Common Stock and warrants to purchase 118,182 shares of Common Stock held by Deerfield Special Situation Fund, L.P. and 234,857 shares of Common Stock and warrants to purchase 184,848 shares of Common Stock held by Deerfield Special Situations Fund International, Limited. James E. Flynn may be deemed to be the beneficial owners of the shares held by the Deerfield entities.
(8)	Baker Street Capital, L.P. can be reached at 12400 Wilshire Blvd., Suite 940, Los Angeles, California 90025. Represents 651,744 shares of Common Stock.
(9)	Edward J. Quilty’s ownership consists of: 73,775 shares of Common Stock and exercisable options to purchase 143,907 shares of Common Stock. No additional options to purchase Common Stock will become exercisable within 60 days of April 10, 2012.
(10)	Bruce F. Wesson can be reached at: 680 Washington Boulevard, 11th Floor, Stamford, Connecticut 06901. Includes shares owned by Galen Partners III, L.P., Galen Partners International III, L.P., Galen Employee Fund III, L.P., Claudius, L.L.C. and Bruce F. Wesson. Ownership consists of: 38,588 shares of Common Stock, 2,500 restricted stock units, 15,627 shares of Series A Preferred Stock, 52,085 shares of Series B Preferred Stock, and exercisable options to purchase 28,750 shares of Common Stock. The amount also includes options to purchase 57,656 shares of Common Stock which are held by former partners of the Galen entities which may be deemed to be beneficially owned by Bruce F. Wesson. No additional options to purchase Common Stock will become exercisable, and no additional restricted stock units will vest, within 60 days of April 10, 2012. Bruce F. Wesson, one of our directors, is a General Partner of the Galen entities identified above.
(11)	Richard J. Keim’s ownership consists of shares owned by Kensington Partners L.P., Kensington Partners II L.P., Bald Eagle Fund Ltd. and Richard J. Keim. Ownership consists of: 70,063 shares of Common Stock, 2,500 restricted stock units and exercisable options to purchase 63,750 shares of Common Stock. No additional options to purchase Common Stock will become exercisable, and no additional restricted stock units will vest, within 60 days of April 10, 2012. Richard J. Keim, a director who has not been nominated for reelection at the Annual Meeting, is a Managing Director of Kensington Management Group, LLC.
(12)	Robert C. Cole’s ownership consists of: 8,201 shares of Common Stock and exercisable options to purchase 95,714 shares of Common Stock. No additional options to purchase Common Stock will become exercisable within 60 days of April 10, 2012.

(13)	John E. Yetter’s ownership consists of: 21,888 shares of Common Stock and exercisable options to purchase 78,339 shares of Common Stock. No additional options to purchase Common Stock will become exercisable within 60 days of April 10, 2012.
(14)	Stephen T. Wills’ ownership consists of: 16,084 shares of Common Stock, 2,500 restricted stock units and exercisable options to purchase 75,000 shares of Common Stock. No additional options to purchase Common Stock will become exercisable, and no additional restricted stock units will vest, within 60 days of April 10, 2012.
(15)	James T. O’Brien’s ownership consists of: 22,700 shares of Common Stock, 2,500 restricted stock units and exercisable options to purchase 62,500 shares of Common Stock. No additional options to purchase Common Stock will become exercisable, and no additional restricted stock units will vest, within 60 days of April 10, 2012.
(16)	Frederic Eigner’s ownership consists of: 3,000 shares of Common Stock and exercisable options to purchase 83,917 shares of Common Stock. No additional options to purchase Common Stock will become exercisable within 60 days of April 10, 2012.
(17)	Barry J. Wolfenson’s ownership consists of: 11,597 shares of Common Stock and exercisable options to purchase 71,182 shares of Common Stock. No additional options to purchase Common Stock will become exercisable within 60 days of April 10, 2012.
(18)	C. Richard Stafford’s ownership consists of: 10,000 shares of Common Stock, 2,500 restricted stock units and exercisable options to purchase 63,750 shares of Common Stock. No additional options to purchase Common Stock will become exercisable, and no additional restricted stock units will vest, within 60 days of April 10, 2012.
(19)	Srini Conjeevaram can be reached at: SC Capital Management, LLC, P.O. Box 323, Bronxville, New York 10708. Ownership consists of: 7,500 shares of Common Stock, 2,500 restricted stock units and exercisable options to purchase 62,500 shares of Common Stock. No additional options to purchase Common Stock will become exercisable, and no additional restricted stock units will vest, within 60 days of April 10, 2012.
(20)	Robert G. Moussa can be reached at: 2115 Imperial G.C. Boulevard, Naples, Florida 34110. Ownership consists of: 7,500 shares of Common Stock, 2,500 restricted stock units and exercisable options to purchase 37,500 shares of Common Stock. No additional options to purchase Common Stock will become exercisable, and no additional restricted stock units will vest, within 60 days of April 10, 2012.
(21)	Brett Hewlett can be reached at: Wilson Road South, Paengaroa, Private Bag 1, Te Puke, New Zealand. Ownership consists of 2,500 shares of Common Stock, 2,500 restricted stock units and exercisable options to purchase up to 21,250 shares of Common Stock. No additional options to purchase Common Stock will become exercisable, and no additional restricted stock units will vest, within 60 days of April 10, 2012.
(22)	Ownership consists of: Common Stock, restricted stock units, Series A Preferred Stock, Series B Preferred Stock and options currently exercisable and exercisable within 60 days of April 10, 2012 to purchase shares of Common Stock.
(23)	The number of shares beneficially owned and the percent beneficially owned by each entity or individual are based upon 12,770,005 shares of Common Stock outstanding and assume the exercise of all exercisable options (including those that would be exercisable within 60 days of April 10, 2012), the vesting of restricted stock units scheduled to vest within 60 days of April 10, 2012, the exercise of all warrants and the conversion into Common Stock of all convertible Preferred Stock owned by such entity or individual. The percent beneficially owned is a fraction the numerator of which is the number of shares of Common Stock beneficially owned by each entity or individual and the denominator of which is the number of outstanding shares of Common Stock plus the number of shares of Common Stock which would be issued upon exercise by the subject entity or individual of its/his/her own options and warrants and the conversion into Common Stock of its/his/her own convertible Preferred Stock. This method of computing the percent beneficially owned results in the aggregate ownership percentages of all owners exceeding 100%.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have an exclusive licensing, manufacturing and sales agreement with Comvita New Zealand Limited (“Comvita New Zealand”), an affiliate of a major shareholder. In 2011 and 2010, we made purchases from Comvita New Zealand of $1,018,410 and $694,877, respectively, for medical grade honey. In addition, in 2011 and 2010 we paid Comvita New Zealand royalties of $612,804 and $410,961, respectively.

ADDITIONAL INFORMATION

Audit Committee

Information Relative to Audit Committee

The Company has established an audit committee in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934. Members of the Audit Committee are designated in the table under the heading Proposal 1 — Election of Directors above. Stephen T. Wills, CPA, MST, Chairman of the Audit Committee, is the Audit Committee financial expert and is “independent” as that term is used in NASDAQ Marketplace Rule 5605(a)(2).

Audit Committee Charter

The Company’s Board of Directors has adopted a written charter for the Audit Committee. The charter of the Audit Committee may be viewed on the Company’s website at http://www.dermasciences.com under the heading “Corporate Governance” in the Investor Relations section.

Audit Committee Financial Expert

Stephen T. Wills, CPA, MST has been determined by the Company’s Board of Directors to be its Audit Committee Financial Expert. In making this determination, the Board relied on Mr. Wills’ extensive education and experience in financial matters as set forth above under the heading Proposal 1 — Election of Directors — Information Relative to Directors and Nominees. Among his qualifications, the Board considers that Mr. Wills possesses the following financial capabilities:

1.	An understanding of accounting principles generally accepted in the United States and financial statements;
2.	The ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;
3.	Experience preparing, auditing, analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, together with experience actively supervising persons engaged in the foregoing activities;
4.	An understanding of internal controls and procedures for financial reporting; and
5.	An understanding of audit committee functions.

Audit Committee Members

The following individuals are members of the Audit Committee of the Company’s Board of Directors:

Stephen T. Wills, CPA, MST, Chairman
Srini Conjeevaram
C. Richard Stafford, Esq.
Richard J. Keim

Audit Committee Report

THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

The Audit Committee met privately with KPMG and Company financial personnel, each of whom has unrestricted access to the Audit Committee. The Audit Committee met with management periodically during the year to consider the adequacy of the Company’s internal controls and the objectivity of its financial reporting. The Audit Committee discussed these matters with the KPMG and with appropriate Company financial personnel.

The Audit Committee also discussed with the Company’s senior management and KPMG the process used for certifications by the Company’s Chief Executive Officer and Chief Financial Officer which are required by the SEC and the Sarbanes-Oxley Act of 2002 for certain of the Company’s filings with the SEC.

Management has primary responsibility for the implementation of the system of internal controls and for the preparation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States. KPMG audited the financial statements prepared by management for the year ended December 31, 2011, expressed an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States and discussed with the Audit Committee any issues they believed should be raised with the Audit Committee.

The Audit Committee reviewed with management and with KPMG the Company’s financial statements and met separately with both management and KPMG to discuss and review those financial statements and reports prior to their issuance. Management has represented to the Audit Committee, and KPMG has confirmed, that the financial statements were prepared in accordance with accounting principles generally accepted in the United States.

The Audit Committee obtained from and discussed with KPMG a formal written statement describing all relationships between KPMG and the Company that might bear on KPMG’s independence under Independence Standards Board No. 1, “Independence Discussions with Audit Committees,” discussed with KPMG any relationships that may impact its objectivity and independence and satisfied itself as to KPMG’s independence. The Audit Committee continued to monitor auditor independence.

The Audit Committee discussed and reviewed with KPMG all communications required by standards of the Public Company Accounting Oversight Board (United States), including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and, with and without management present, discussed and reviewed the results of KPMG’s audit of the financial statements.

Based on the above-mentioned reviews and discussions with management and KPMG, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2011.

For the Audit Committee:

Stephen T. Wills, CPA, MST, Chairman
Srini Conjeevaram, Member
C. Richard Stafford, Esq., Member
Richard J. Keim, Member

Compensation Committee

Compensation Committee Charter

The Company’s Board of Directors has adopted a written charter for the Compensation Committee. The charter of the Compensation Committee may be viewed on the Company’s website at http://www.dermasciences.com under the heading “Corporate Governance” in the Investor Relations section.

Compensation Committee Members

The following individuals are members of the Compensation Committee of the Company’s Board of Directors:

Robert G. Moussa, Chairman
Stephen T. Wills, CPA, MST
James T. O’Brien
Brett D. Hewlett
Bruce F. Wesson

Compensation Committee Report

The Compensation Committee is charged with the following responsibilities: (i) recommendations to the Board of Directors relative to the compensation of executive officers, (ii) administration of the stock option plan and recommendations to the Board relative to the grant of options to employees, directors and consultants of the Company, (iii) review of, and recommendations to the Board concerning, proposed employment agreements with executive officers, and (iv) evaluation of the performance of, and determination of compensation policies for, executive officers.

Competition for qualified senior management personnel in the Company’s industry is intense. In order to attract and retain qualified personnel, the Company must offer compensation which is comparable to similarly situated companies and which provides the potential for substantial rewards if the Company is successful over the long-term. The objectives of the Company’s executive compensation policy are to attract, retain and reward executive officers and other key employees who contribute to its success and to motivate these individuals to enhance shareholder value. The Company seeks to pay base, bonus and long-term incentive compensation at levels competitive with other medical device companies.

The Compensation Committee meets several times per year in order to: (i) review the effectiveness of the Company’s executive compensation policy in advancing the Company’s objectives, (ii) make recommendations to the Board for any adjustments, and (iii) recommend annual compensation for the coming year. The Company’s Chief Executive Officer and the Chairman of the Audit Committee gather and report on information about the compensation levels in the Company’s peer group. For the fiscal 2011 analysis, the companies comprising the Company’s peer group were Allied Healthcare Products Inc., Atricure, Inc., BioClinica, BioMimetic Therapeutics, Cumberland Pharmaceuticals, DUSA Pharmaceuticals, Exact Sciences, Iridex Corp., Kensey Nash Corporation, Repligen, RTI Biologics, Inc., SurModics, Inc., Synovis Life Technologies, Utah Medical Products and Vascular Solutions Inc.

The Compensation Committee reviews the performance of each executive officer and the financial condition of the Company in relation to the following major components of executive compensation:

1.  Base Salary.  The employment agreement with each executive sets an initial base salary in accordance with industry norms and the subject executive’s experience and qualifications. The Compensation Committee annually reviews each executive officer’s base salary. Among the factors taken into consideration are: (i) individual and corporate performance, (ii) levels of responsibility, (iii) prior experience, (iv) breadth of knowledge of the industry, and (v) competitive pay practices. If salaries at comparable companies have increased, the Compensation Committee normally recommends similar increases; provided, however, increases will be recommended only if the subject executive’s historical performance warrants an increase and if the increase is prudent in view of the Company’s financial condition.

2.  Annual Bonus.  In addition to base salary, the Company seeks to reward executives each year for the achievement of specific goals which may be financial, operational or technological. In this regard, the Compensation Committee considers objectively measurable goals such as obtaining new investment capital, negotiating valuable contracts or meeting sales objectives, together with subjective goals such as quality of management performance and consistency of effort.

3.  Long-Term Incentives.  The Company’s long-term incentives for executive officers consists of stock options and restricted stock units awarded pursuant to the Derma Sciences, Inc. Amended and Restated Stock Option Plan and the Derma Sciences, Inc. Restricted Stock Plan.

The Compensation Committee determines the number and terms of recommended option and restricted stock unit grants to the Company’s executive officers based on practices at comparable companies in the medical device industry and the Company’s policy of linking long-term incentives to performance.

Pursuant to its mandate, and in accordance with the foregoing criteria, the Compensation Committee recommended to the Board of Directors of the Company as follows:

1.  Bonus Compensation — 2011.  The Compensation Committee recommended that a bonus of (i) $77,200 be paid to the Company’s President and Chief Executive Officer, (ii) $34,900 be paid to the Company’s Vice President and Chief Financial Officer, (iii) $30,100 be paid to the Company’s Executive Vice President for Sales, (iv) $34,900 be paid to the Company’s Executive Vice President for Operations and (v) $31,600 be paid to the Company’s Executive Vice President for Global Business Development and Marketing.

2.  Vesting of Performance Options and Restricted Stock Units — 2011.  The Compensation Committee recommended that the 15,000 performance options awarded to the President and Chief Executive Officer and the 10,000 performance options awarded to each of the Vice President and Chief Financial Officer, the Executive Vice President for Sales, the Executive Vice President for Operations and the Executive Vice President for Global Business Development and Marketing on January 20, 2011, exercisable at $4.95 per share (the closing price of the Common Stock on the NASDAQ Stock Market on January 20, 2011), to expire on January 20, 2021, which had previously vested at 50% on August 31, 2011, vest at an additional 25%. A decision on the remaining 25% of the performance options granted on January 20, 2011 was extended from no later than April 1, 2012 to December 31, 2012. The Compensation Committee rendered no decision on the 12,500 performance options awarded to the President and Chief Executive Officer and the 7,500 performance options awarded to each of the Vice President and Chief Financial Officer, the Executive Vice President for Sales, the Executive Vice President for Operations and the Executive Vice President for Global Business Development and Marketing on August 31, 2011, exercisable at $8.00 per share (the closing price of the Common Stock on the NASDAQ Stock Market on August 31, 2011), to expire on August 31, 2021. A decision on these performance options is scheduled to be rendered no later than December 31, 2012. The Compensation Committee also recommended that the 5,000 restricted stock units be awarded to the President and Chief Executive Officer and the 3,000 restricted stock units be awarded to each of the Vice President and Chief Financial Officer, the Executive Vice President for Sales, the Executive Vice President for Operations and the Executive Vice President for Global Business Development and Marketing on January 25, 2011, pursuant to and in accordance with the Derma Sciences, Inc. Restricted Stock Plan, vest at 100%.

3.  Long-term Incentive Compensation — 2011.  The Compensation Committee awarded options to purchase shares of the Common Stock, exercisable at $4.95 per share (the closing price of the Common Stock on the NASDAQ Stock Market on January 20, 2011), to expire on January 2021, and to vest 25% upon the date of execution of stock option agreements reflecting the subject grants and 25% annually thereafter and awarded options to purchase shares of Common Stock, exercisable at $8.00 per share (the closing price of the Common Stock on the NASDAQ Stock Market on August 31, 2011), to expire on August 31, 2021, and to vest 25% upon the date of the execution of the stock option agreements reflecting the subject grants, and 25% annually thereafter, be awarded in the amounts, and to the executive officers, as set forth below:

Stock Options – Time Vesting
President and Chief Executive Officer	24,500
Vice President and Chief Financial Officer	14,000
Executive Vice President for Sales	14,000
Executive Vice President for Operations	14,000
Executive Vice President for Global Business Development and Marketing	14,000

4.  Base Compensation — 2012.  The Compensation Committee recommended that the base compensation of the Company’s executive officers be increased by the following amounts effective January 1, 2012: (i) President and Chief Executive Officer – 8.78% to $400,000; (ii) Vice President and Chief Financial Officer – 7.53% to $250,000; (iii) Executive Vice President for Sales – 3.37% to $218,000; (iv) Executive Vice President for Operations – 3.88% to $250,000 Cdn.; and (v) Executive Vice President for Global Business Development and Marketing – 11.43% to $235,000.

5.  Bonus Compensation — 2012.  The Compensation Committee recommended that the 2012 executive bonus pool, in the case of a given executive officer, consist of 40% of the base salary of the President and Chief Executive Officer and 25% of the base salaries of each of the other executive officers, such bonuses to be allocated to the Company’s executive officers, if at all, as follows: (i) to the extent of 75% thereof, if, and only if, the Company achieves its 2012 financial budget which budget shall have been approved by the Board of Directors, and (ii) to the extent of 25% thereof, if, and to the extent, the subject executive officers attain their performance objectives and thereby contribute to the Company’s overall performance.

6.  Vesting of Performance Options and Restricted Stock Units — 2012.   The Compensation Committee awarded 18,000 performance options to the President and Chief Executive Officer and 10,800 performance options to each of the Vice President and Chief Financial Officer, the Executive Vice President for Sales, the Executive Vice President for Operations and the Executive Vice President for Global Business Development and Marketing on February 17, 2012, exercisable at $8.75 per share (the closing price of the Common Stock on the NASDAQ Stock Market on February 17, 2012), to expire on February 17, 2022. The Compensation Committee also awarded 6,000 restricted stock units to the President and Chief Executive Officer and 3,000 restricted stock units to each of the Vice President and Chief Financial Officer, the Executive Vice President for Sales, the Executive Vice President for Operations and the Executive Vice President for Global Business Development and Marketing on February 17, 2012, pursuant to and in accordance with the Derma Sciences, Inc. Restricted Stock Plan, such options and restricted stock units to vest, if at all, to the extent of the Company’s performance in 2012 and each executive officers’ contribution thereto as determined by the Board of Directors not later than April 1, 2013.

In addition, the Compensation Committee awarded 7,500 restricted stock units to the Company’s Executive Vice President for Global Business Development and Marketing, pursuant to and in accordance with the Derma Sciences, Inc. Restricted Stock Plan, to vest in three equal installments annually, beginning on February 17, 2013.

7. Long-term Incentive Compensation — 2012.  The Compensation Committee awarded options to purchase shares of the Common Stock, exercisable at $8.75 per share (the closing price of the Common Stock on the NASDAQ Stock Market on February 17, 2012), to expire on February 17, 2022, and to vest 25% upon the date of execution of stock option agreements reflecting the subject grants and 25% annually thereafter to the executive officers, as set forth below:

Stock Options – Time Vesting
President and Chief Executive Officer	16,000
Vice President and Chief Financial Officer	9,600
Executive Vice President for Sales	9,600
Executive Vice President for Operations	9,600
Executive Vice President for Global Business Development and Marketing	9,600

The Compensation Committee also recommended to the Board of Directors that, pursuant to Section 952 of the Dodd-Frank Wall Street Reform and Consumer Act, Public Law 111-203, the Company implement a “claw back” requirement pursuant to which the Company would recoup incentive compensation from its executive officers in the event of a financial restatement or other serious issue that results in a downward adjustment of the revenues, profits or other financial criteria upon which the foregoing incentive-based compensation was predicated.

The Board of Directors, at its meeting held February 17, 2012, ratified and adopted the foregoing recommendations of the Compensation Committee.

For the Compensation Committee:

Robert G. Moussa, Chairman
Stephen T. Wills, CPA, MST, Member
James T. O’Brien, Member
Brett D. Hewlett, Member
Bruce F. Wesson, Member

OTHER BUSINESS

Management of the Company knows of no other business which will be presented for consideration at the Meeting, but should any other matters be brought before the Meeting it is intended that the persons named in the accompanying proxy will vote at their discretion.

SHAREHOLDER PROPOSALS AND COMMUNICATIONS

Pursuant to Rule 14a-8 under the Exchange Act, shareholders may present proper proposals for inclusion in the Company’s proxy statement for consideration at the 2013 annual meeting of shareholders by submitting their proposals to the Company in a timely manner. In order to be so included for the next annual meeting, shareholder proposals must be received by the Company no later than December 18, 2012 and must otherwise comply with the requirements of Rule 14a-8. All such proposals should be in compliance with the applicable regulations of the SEC.

In addition, the Company’s Bylaws have an advance notice procedure with regard to nominations for the election of directors to be held at an annual meeting of shareholders by any shareholder. In general, any shareholder may nominate one or more persons for election as directors, only if such shareholder has given timely notice in proper written form of such nomination or nominations, setting forth certain specified information relating to such shareholder and his or her nominations. To be timely, notice must be received by the Chairman of the Board no later than March 31, 2013. Nominations that are not received in a timely manner will not be voted on at the 2013 annual meeting of shareholders. Notices of intent to nominate candidates for election as directors or other shareholder communications should be submitted to: Derma Sciences, Inc., 214 Carnegie Center, Suite 300, Princeton, New Jersey 08540.

Shareholders may communicate with our Board of Directors by sending correspondence to our Board of Directors, or to any individual director, at the following address: Derma Sciences, Inc. Board of Directors, 214 Carnegie Center, Suite 300, Princeton, New Jersey 08540.

Your communications should indicate whether you are a Derma Sciences, Inc. shareholder. Depending on the subject matter, we will either forward the communication to the director or directors to whom it is addressed, attempt to handle the inquiry directly or not forward the communication if it is unduly hostile, threatening, illegal, does not reasonably relate to the Company or its business, or is similarly inappropriate.

SHAREHOLDERS SHARING THE SAME ADDRESS

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple shareholders who reside at the same address may receive a single copy of our Annual Report on Form 10-K and proxy materials, including the Notice of Internet Availability of Proxy Materials, unless the affected shareholder has provided contrary instructions. This procedure reduces our printing costs and postage fees.

Once again this year, the Company and a number of brokers with account holders who beneficially own the Common Stock will be householding our Annual Report on Form 10-K and proxy materials, including the Notice of Internet Availability of Proxy Materials. A single Notice of Internet Availability of Proxy Materials and, if applicable, a single set of our Annual Report on Form 10-K and other proxy materials will be delivered to multiple shareholders sharing an address unless contrary instructions has been received from the affected shareholders. Once you have received notice from your broker or us that it or we will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent.

Upon written or oral request, we will promptly deliver a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, a separate set of proxy materials to any beneficial owner at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, a separate set of proxy materials, you may write or call the Corporate Secretary of the Company at Derma Sciences, Inc., 214 Carnegie Center, Suite 300, Princeton, New Jersey 08540, Attention: Corporate Secretary, telephone 609-514-4744.

ANNUAL REPORT

THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH BENEFICIAL HOLDER OF COMMON STOCK OR PREFERRED STOCK ON THE RECORD DATE, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2011 AS FILED WITH THE SEC. ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO THE CORPORATE SECRETARY, DERMA SCIENCES, INC., 214 CARNEGIE CENTER, SUITE 300, PRINCETON, NEW JERSEY 08540.

By Order of the Board of Directors,
April 17, 2012	Edward J. Quilty, Chairman

APPENDIX A

ARTICLES OF AMENDMENT — DOMESTIC BUSINESS CORPORATION
DSCB:15-1915 (Rev 89)

In compliance with the requirements of 15 Pa.C.S. §1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.	The name of the corporation is: Derma Sciences, Inc.
2.	The (a) address of this corporation’s current registered office in this Commonwealth or (b) commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following address to conform to the records of the Department):

(a)	2 Fox Chase Drive Number and Street	Hershey City	PA State	17033 Zip	Dauphin County
(b)	Name of Commercial Registered Office Provider				County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3.	The statute by or under which it was incorporated is: 15 Pa.C.S. Section 101 et seq.
4.	The original date of its incorporation is: March 28, 1996
5.	(Check, and if appropriate complete, one of the following):
☒	The amendment shall be effective upon filing these Articles of Amendment in the Department of State.
☐	The amendment shall be effective on:
6.	(Check one of the following):
☒	The amendment was adopted by the shareholders pursuant to 15 Pa.C.S. § 1941(a) and (b).
☐	The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. § 1914 (c).
7.	(Check, and if appropriate complete, one of the following):
☐	The amendment adopted by the corporation, set forth in full, is as follows:
☒	The amendment adopted by the corporation as set forth in full in Exhibit A, attached hereto and made a part hereof.

DSCB:15-1915 (Rev 89)-2

8.	(Check if the amendment restates the Articles):
☐	The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this ____ day of _________, 2012.

DERMA SCIENCES, INC.

By:	John E. Yetter, CPA Vice President and Chief Financial Officer

ARTICLES OF AMENDMENT

EXHIBIT A

Article 3 of the Articles of Incorporation of the corporation are amended in their entirety to read as follows:

3.	The classes and number of shares which the corporation shall have the authority to issue is:
(a)	Common Stock. 25,000,000 shares of common stock.
(b)	Preferred Stock. 1,468,750 shares of preferred stock with such designations, voting rights, preferences, limitations and special rights as the board of directors may direct.

APPENDIX B

DERMA SCIENCES, INC.
2012 EQUITY INCENTIVE PLAN

1.  Establishment, Purpose, Duration.

a.  Establishment.  Derma Sciences, Inc. (the “Company”), hereby establishes an equity compensation plan to be known as the Derma Sciences, Inc. 2012 Equity Incentive Plan (the “Plan”). The Plan is effective as of _____________, 2012 (the “Effective Date”), subject to the approval of the Plan by the stockholders of the Company (the date of such stockholder approval being the “Approval Date”). Definitions of capitalized terms used in the Plan are contained in Section 2 of the Plan.

b.  Purpose.  The purpose of the Plan is to attract and retain Directors, officers and other key Employees of, and Consultants to, the Company and its Subsidiaries and to provide to such persons incentives and rewards for their performance.

c.  Duration.  No Award may be granted under the Plan after the day immediately preceding the tenth (10th) anniversary of the Effective Date, or such earlier date as the Board shall determine. The Plan will remain in effect with respect to outstanding Awards until no Awards remain outstanding.

d.  Prior Plans.  If the Company’s stockholders approve the Plan, the Derma Sciences, Inc. Amended and Restated Stock Option Plan and the Derma Sciences, Inc. Restricted Stock Plan (the “Prior Plans”) each will terminate in its entirety effective on the Approval Date; provided that all outstanding awards under the Prior Plans as of the Approval Date shall remain outstanding and shall be administered and settled in accordance with the provisions of the applicable Prior Plan.

2.  Definitions.  As used in the Plan, the following definitions shall apply.

“Applicable Laws” means the applicable requirements relating to the administration of equity-based compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, the rules of any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan.

“Approval Date” has the meaning given such term in Section 1(a).

“Award” means a Nonqualified Stock Option, Incentive Stock Option, Stock Appreciation Right, Restricted Shares Award, Restricted Share Unit, Other Share-Based Award, or Cash-Based Award granted pursuant to the terms and conditions of the Plan.

“Award Agreement” means either: (a) an agreement, either in written or electronic format, entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under the Plan; or (b) a statement, either in written or electronic format, issued by the Company to a Participant describing the terms and provisions of such Award, which need not be signed by the Participant.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” shall mean a cash Award granted pursuant to Section 11 of the Plan.

“Cause” as a reason for a Participant’s termination of employment shall have the meaning assigned such term in the employment or consulting agreement, if any, between the Participant and the Company or Subsidiary. If the Participant is not a party to an employment or consulting agreement with the Company or a Subsidiary in which such term is defined, then unless otherwise defined in the applicable Award Agreement, “Cause” shall mean any of the following, as reasonably determined by the Committee: (i) the Participant’s material failure to perform his or her responsibilities to the Company, (ii) the Participant’s material failure to follow directives or policies established by or at the direction of the Board, or (iii) the Participant conducting himself or herself in a manner materially detrimental to the interests of the Company.

“Change in Control” means the occurrence of any of the following events:

(a)  The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); or

(b)  Individuals who, as of the date of this Plan, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the date of this Plan whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds (2/3) of the Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c)  Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another entity (a “Corporate Transaction”), in each case, unless, following such Corporate Transaction, all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction of the Outstanding Company Voting Securities; or

(d)   Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board or such other committee or subcommittee of the Board as may be duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. To the extent required by Applicable Laws, the Committee shall consist of two or more members of the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act, an “outside director” within the meaning of regulations promulgated under Section 162(m) of the Code, and an “independent director” within the meaning of applicable rules of any securities exchange upon which Shares are listed.

“Company” has the meaning given such term in Section 1(a) and any successor thereto.

“Consultant” means an independent contractor that (i) performs services for the Company or a Subsidiary in a capacity other than as an Employee or Director and (ii) qualifies as a consultant under the applicable rules of the SEC for registration of shares on a Form S-8 Registration Statement.

“Date of Grant” means the date as of which an Award is determined to be effective and designated in a resolution by the Committee and is granted pursuant to the Plan. The Date of Grant shall not be earlier than the date of the resolution and action therein by the Committee. In no event shall the Date of Grant be earlier than the Effective Date.

“Director” means any individual who is a member of the Board who is not an Employee.

“Effective Date” has the meaning given such term in Section 1(a).

“Employee” means any employee of the Company or a Subsidiary; provided, however, that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, the term “Employee” has the meaning given to such term in Section 3401(c) of the Code, as interpreted by the regulations thereunder and Applicable Law.

“Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

“Fair Market Value” means the value of one Share on any relevant date, determined under the following rules: (a) the closing sale price per Share on that date as reported on the principal exchange on which Shares are then trading, if any, or if applicable the NASDAQ Capital Market, or if there are no sales on that date, on the next preceding trading day during which a sale occurred; (b) if the Shares are not reported on a principal exchange or national market system, the average of the closing bid and asked prices last quoted on that date by an established quotation service for over-the-counter securities; or (c) if neither (a) nor (b) applies, (i) with respect to Stock Options, Stock Appreciation Rights and any Award of stock rights that is subject to Section 409A of the Code, the value as determined by the Committee through the reasonable application of a reasonable valuation method, taking into account all information material to the value of the Company, within the meaning of Section 409A of the Code, and (ii) with respect to all other Awards, the fair market value as determined by the Committee in good faith.

“Incentive Stock Option” or “ISO” means a Stock Option that is designated as an Incentive Stock Option and that is intended to meet the requirements of Section 422 of the Code.

“Nonqualified Stock Option” means a Stock Option that is not intended to meet the requirements of Section 422 of the Code or otherwise does not meet such requirements.

“Other Share-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of the Plan, granted in accordance with the terms and conditions set forth in Section 10.

“Participant” means any eligible individual as set forth in Section 5 who holds one or more outstanding Awards.

“Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Section 162(m) of the Code.

“Performance Objectives” means the performance objective or objectives established by the Committee pursuant to the Plan. Any Performance Objectives may relate to the performance of the Company or one or more of its Subsidiaries, divisions, departments, units, functions, partnerships, joint ventures or minority investments, product lines or products, or the performance of the individual Participant, and may include, without limitation, the Performance Objectives set forth in Section 13(b). The Performance Objectives may be made relative to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Objectives as compared to various stock market indices. Performance Objectives may be stated as a combination of the listed factors.

“Plan” means this Derma Sciences, Inc. 2012 Equity Incentive Plan, as amended from time to time.

“Prior Plans” has the meaning given such term in Section 1(d).

“Restricted Shares” means Shares granted or sold pursuant to Section 8 as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 8 has expired.

“Restricted Share Unit” means a grant or sale of the right to receive Shares or cash at the end of a specified restricted period made pursuant to Section 9.

“SEC” means the United States Securities and Exchange Commission.

“Share” means a share of common stock of the Company, $0.01 par value per share, or any security into which such Share may be changed by reason of any transaction or event of the type referred to in Section 15.

“Stock Appreciation Right” means a right granted pursuant to Section 7.

“Stock Option” means a right to purchase a Share granted to a Participant under the Plan in accordance with the terms and conditions set forth in Section 6. Stock Options may be either Incentive Stock Options or Nonqualified Stock Options.

“Subsidiary” means: (a) with respect to an Incentive Stock Option, a “subsidiary corporation” as defined under Section 424(f) of the Code; and (b) for all other purposes under the Plan, any corporation or other entity in which the Company owns, directly or indirectly, a proprietary interest of more than fifty (50%) by reason of stock ownership or otherwise.

“Ten Percent Stockholder” shall mean any Participant who owns more than 10% of the combined voting power of all classes of stock of the Company, within the meaning of Section 422 of the Code.

3.  Shares Available Under the Plan.

a.  Shares Available for Awards.  The maximum number of Shares that may be issued or delivered pursuant to Awards under the Plan shall be the number of Shares that, on the Approval Date, are available to be granted under the Prior Plans but which are not then subject to outstanding awards under the Prior Plans, all of which may be granted with respect to Incentive Stock Options. Shares issued or delivered pursuant to an Award may be authorized but unissued Shares, treasury Shares, including Shares purchased in the open market, or a combination of the foregoing. The aggregate number of Shares available for issuance or delivery under the Plan shall be subject to adjustment as provided in Section 15.

b.  Share Usage.  In addition to the number of Shares provided for in Section 3(a), the following Shares shall be available for Awards under the Plan: (i) Shares covered by an Award that expires or is forfeited, canceled, surrendered or otherwise terminated without the issuance of such Shares; (ii) Shares covered by an Award that is settled only in cash; (iii) Shares granted through the assumption of, or in substitution for, outstanding awards granted by a company to individuals who become Employees, Directors or Consultants as the result of a merger, consolidation, acquisition or other corporate transaction involving such company and the Company or any of its Affiliates (except as may be required by reason of Section 422 of the Code or the rules and regulations of any stock exchange or other trading market on which the Shares are listed); (iv) any Shares subject to outstanding awards under the Prior Plan as of the Approval Date that on or after the Approval Date are forfeited, canceled, surrendered or otherwise terminated without the issuance of such Shares; and (v) any Shares from awards exercised for or settled in vested and nonforfeitable Shares that are later returned to the Company pursuant to any compensation recoupment policy, provision or agreement. Notwithstanding the foregoing, the following Shares issued or delivered under this Plan shall not again be available for grant as described above: Shares tendered in payment of the exercise price of a Stock Option, Shares withheld by the Company or any Subsidiary to satisfy a tax withholding obligation, and Shares that are repurchased by the Company with Stock Option proceeds. Without limiting the foregoing, with respect to any Stock Appreciation Right that is settled in Shares, the full number of Shares subject to the Award shall count against the number of Shares available for Awards under the Plan regardless of the number of Shares used to settle the Stock Appreciation Right upon exercise. This Section 3(b) shall apply to the number of Shares reserved and available for Incentive Stock Options only to the extent consistent with applicable Treasury regulations relating to Incentive Stock Options under the Code.

c.  Per Participant Limits.  Subject to adjustment as provided in Section 15 of the Plan, the following limits shall apply with respect to Awards that are intended to qualify for the Performance-Based Exception: (i) the maximum aggregate number of Shares that may be subject to Stock Options or Stock Appreciation Rights granted in any calendar year to any one Participant shall be 100,000 Shares; (ii) the maximum aggregate number of Restricted Shares and Shares issuable or deliverable under Restricted Share Units and Other Share-Based Awards granted in any calendar year to any one Participant shall be 50,000 Shares; (iii) the maximum aggregate compensation that can be paid pursuant to Cash-Based Awards or Other Share-Based Awards granted in any calendar year to any one Participant shall be $500,000 or a number of Shares having an aggregate Fair Market Value not in excess of such amount; and (iv) the maximum dividend equivalents that may be paid in any calendar year to any one Participant shall be $5,000 or a number of Shares having an aggregate Fair Market Value not in excess of such amount.

4.  Administration of the Plan.

a.  In General.  The Plan shall be administered by the Committee. Except as otherwise provided by the Board, the Committee shall have full and final authority in its discretion to take all actions determined by the Committee to be necessary in the administration of the Plan, including, without limitation, discretion to: select Award recipients; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; grant waivers of terms, conditions, restrictions and limitations applicable to any Award, or accelerate the vesting or exercisability of any Award, in a manner consistent with the Plan; construe and interpret the Plan and any Award Agreement or other agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan’s administration; and take such other action, not inconsistent with the terms of the Plan, as the Committee deems appropriate. To the extent permitted by Applicable Laws, the Committee may, in its discretion, delegate to one or more Directors or Employees any of the Committee’s authority under the Plan. The acts of any such delegates shall be treated hereunder as acts of the Committee with respect to any matters so delegated.

b.  Determinations.  The Committee shall have no obligation to treat Participants or eligible Participants uniformly, and the Committee may make determinations under the Plan selectively among Participants who receive, or Employees, Directors or Consultants who are eligible to receive, Awards (whether or not such Participants or eligible Employees, Directors or Consultants are similarly situated). All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Committee shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, its stockholders, Employees, Directors, Consultants, Participants and their estates and beneficiaries.

c.  Authority of the Board.  The Board may reserve to itself any or all of the authority or responsibility of the Committee under the Plan or may act as the administrator of the Plan for any and all purposes. To the extent the Board has reserved any such authority or responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4(c)) shall include the Board. To the extent that any action of the Board under the Plan conflicts with any action taken by the Committee, the action of the Board shall control.

5.  Eligibility and Participation.  Each Employee, Director and Consultant is eligible to participate in the Plan. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, Directors and Consultants those to whom Awards shall be granted and shall determine, in its sole discretion, the nature of any and all terms permissible by Applicable Law and the amount of each Award.

6.  Stock Options.  Subject to the terms and conditions of the Plan, Stock Options may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

a.  Award Agreement.  Each Stock Option shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the Stock Option, the number of Shares covered by the Stock Option, the conditions upon which the Stock Option shall become vested and exercisable and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan. The Award Agreement also shall specify whether the Stock Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

b.  Exercise Price.  The exercise price per Share of a Stock Option shall be determined by the Committee at the time the Stock Option is granted and shall be specified in the related Award Agreement; provided, however, that in no event shall the exercise price per Share of any Stock Option be less than one hundred percent (100%) of the Fair Market Value of a Share on the Date of Grant.

c.  Term.  The term of a Stock Option shall be determined by the Committee and set forth in the related Award Agreement; provided, however, that in no event shall the term of any Stock Option exceed ten (10) years from its Date of Grant.

d.  Exercisability.  Stock Options shall become vested and exercisable at such times and upon such terms and conditions as shall be determined by the Committee and set forth in the related Award Agreement. Such terms and conditions may include, without limitation, the satisfaction of (a) performance goals based on one or more Performance Objectives, and (b) time-based vesting requirements.

e.  Exercise of Stock Options.  Except as otherwise provided in the Plan or in a related Award Agreement, a Stock Option may be exercised for all or any portion of the Shares for which it is then exercisable. A Stock Option shall be exercised by the delivery of a notice of exercise to the Company or its designee in a form specified by the Company which sets forth the number of Shares with respect to which the Stock Option is to be exercised and full payment of the exercise price for such Shares. The exercise price of a Stock Option may be paid, in the discretion of the Committee and as set forth in the applicable Award Agreement: (i) in cash or its equivalent; (ii) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the aggregate exercise price; (iii) by a cashless exercise (including by withholding Shares deliverable upon exercise and through a broker-assisted arrangement to the extent permitted by Applicable Laws); (iv) by a combination of the methods described in clauses (i), (ii) and/or (iii); or (v) through any other method approved by the Committee in its sole discretion. As soon as practicable after receipt of the notification of exercise and full payment of the exercise price, the Company shall cause the appropriate number of Shares to be issued to the Participant.

f.  Special Rules Applicable to Incentive Stock Options.  Notwithstanding any other provision in the Plan to the contrary:

(i)  Incentive Stock Options may be granted only to Employees of the Company and its Subsidiaries. The terms and conditions of Incentive Stock Options shall be subject to and comply with the requirements of Section 422 of the Code.

(ii)  To the extent that the aggregate Fair Market Value of the Shares (determined as of the Date of Grant) with respect to which an Incentive Stock Option is exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) is greater than $100,000 (or such other amount specified in Section 422 of the Code), as calculated under Section 422 of the Code, then the Stock Option shall be treated as a Nonqualified Stock Option.

(iii)  No Incentive Stock Option shall be granted to any Participant who, on the Date of Grant, is a Ten Percent Stockholder, unless (x) the exercise price per Share of such Incentive Stock Option is at least one hundred and ten percent (110%) of the Fair Market Value of a Share on the Date of Grant, and (y) the term of such Incentive Stock Option shall not exceed five (5) years from the Date of Grant.

7.  Stock Appreciation Rights.  Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

a.  Award Agreement.  Each Stock Appreciation Right shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the Stock Appreciation Right, the number of Shares covered by the Stock Appreciation Right, the conditions upon which the Stock Appreciation Right shall become vested and exercisable and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

b.  Exercise Price.  The exercise price per Share of a Stock Appreciation Right shall be determined by the Committee at the time the Stock Appreciation Right is granted and shall be specified in the related Award Agreement; provided, however, that in no event shall the exercise price per Share of any Stock Appreciation Right be less than one hundred percent (100%) of the Fair Market Value of a Share on the Date of Grant.

c.  Term.  The term of a Stock Appreciation Right shall be determined by the Committee and set forth in the related Award Agreement; provided, however, that in no event shall the term of any Stock Appreciation Right exceed ten (10) years from its Date of Grant.

d.  Exercisability of Stock Appreciation Rights.  A Stock Appreciation Right shall become vested and exercisable at such times and upon such terms and conditions as may be determined by the Committee and set forth in the related Award Agreement. Such terms and conditions may include, without limitation, the satisfaction of (i) performance goals based on one or more Performance Objectives, and (ii) time-based vesting requirements.

e.  Exercise of Stock Appreciation Rights.  Except as otherwise provided in the Plan or in a related Award Agreement, a Stock Appreciation Right may be exercised for all or any portion of the Shares for which it is then exercisable. A Stock Appreciation Right shall be exercised by the delivery of a notice of exercise to the Company or its designee in a form specified by the Company which sets forth the number of Shares with respect to which the Stock Appreciation Right is to be exercised. Upon exercise, a Stock Appreciation Right shall entitle a Participant to an amount equal to (a) the excess of (i) the Fair Market Value of a Share on the exercise date over (ii) the exercise price per Share, multiplied by (b) the number of Shares with respect to which the Stock Appreciation Right is exercised. A Stock Appreciation Right may be settled in whole Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.

8.  Restricted Shares.  Subject to the terms and conditions of the Plan, Restricted Shares may be granted or sold to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

a.  Award Agreement.  Each Restricted Shares Award shall be evidenced by an Award Agreement that shall specify the number of Restricted Shares, the restricted period(s) applicable to the Restricted Shares, the conditions upon which the restrictions on the Restricted Shares will lapse and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

b.  Terms, Conditions and Restrictions.  The Committee shall impose such other terms, conditions and/or restrictions on any Restricted Shares as it may deem advisable, including, without limitation, a requirement that the Participant pay a purchase price for each Restricted Share, restrictions based on the achievement of specific Performance Objectives, time-based restrictions or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Shares. Unless otherwise provided in the related Award Agreement or required by applicable law, the restrictions imposed on Restricted Shares shall lapse upon the expiration or termination of the applicable restricted period and the satisfaction of any other applicable terms and conditions.

c.  Custody of Certificates.  To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Restricted Shares in the Company’s possession until such time as all terms, conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

d.  Rights Associated with Restricted Shares during Restricted Period.  During any restricted period applicable to Restricted Shares: (i) the Restricted Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated; (ii) unless otherwise provided in the related Award Agreement, the Participant shall be entitled to exercise full voting rights associated with such Restricted Shares; and (iii) the Participant shall be entitled to all dividends and other distributions paid with respect to such Restricted Shares during the restricted period. The Award Agreement may require that receipt of any dividends or other distributions with respect to the Restricted Shares shall be subject to the same terms and conditions as the Restricted Shares with respect to which they are paid. Notwithstanding the preceding sentence, dividends or other distributions with respect to Restricted Shares that vest based on the achievement of Performance Objectives shall be accumulated until such Award is earned, and the dividends or other distributions shall not be paid if the Performance Objectives are not satisfied.

9.  Restricted Share Units.  Subject to the terms and conditions of the Plan, Restricted Share Units may be granted or sold to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

a.  Award Agreement.  Each Restricted Share Unit Award shall be evidenced by an Award Agreement that shall specify the number of units, the restricted period(s) applicable to the Restricted Share Units, the conditions upon which the restrictions on the Restricted Share Units will lapse, the time and method of payment of the Restricted Share Units, and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

b.  Terms, Conditions and Restrictions.  The Committee shall impose such other terms, conditions and/or restrictions on any Restricted Share Units as it may deem advisable, including, without limitation, a requirement that the Participant pay a purchase price for each Restricted Share Unit, restrictions based on the achievement of specific Performance Objectives or time-based restrictions or holding requirements.

c.  Form of Settlement.  Restricted Share Units may be settled in whole Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.

d.  Dividend Equivalents.  Restricted Share Units may provide the Participant with dividend equivalents, on either a current or deferred or contingent basis, and either in cash or in additional Shares, as determined by the Committee in its sole discretion and set forth in the related Award Agreement; provided that dividend equivalents with respect to Restricted Share Units that vest based on the achievement of Performance Objectives shall be accumulated until such Award is earned, and the dividend equivalents shall not be paid if the Performance Objectives are not satisfied.

10.  Other Share-Based Awards.  Subject to the terms and conditions of the Plan, Other Share-Based Awards may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion. Other Share-Based Awards are Awards that are valued in whole or in part by reference to, or otherwise based on the Fair Market Value of, Shares, and shall be in such form as the Committee shall determine, including without limitation, unrestricted Shares or time-based or performance-based units that are settled in Shares and/or cash.

a.  Award Agreement.  Each Other Share-Based Award shall be evidenced by an Award Agreement that shall specify the terms and conditions upon which the Other Share-Based Award shall become vested, if applicable, the time and method of settlement, the form of settlement and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

b.  Form of Settlement.  An Other Share-Based Award may be settled in whole Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.

c.  Dividend Equivalents.  Other Share-Based Awards may provide the Participant with dividend equivalents, on either a current or deferred or contingent basis, and either in cash or in additional Shares, as determined by the Committee in its sole discretion and set forth in the related Award Agreement; provided that dividend equivalents with respect to Other Share-Based Awards that vest based on the achievement of Performance Objectives shall be accumulated until such Award is earned, and the dividend equivalents shall not be paid if the Performance Objectives are not satisfied.

11.  Cash-Based Awards.  Subject to the terms and conditions of the Plan, Cash-Based Awards may be granted to Participants in such amounts and upon such other terms and conditions as shall be determined by the Committee in its sole discretion. Each Cash-Based Award shall be evidenced by an Award Agreement that shall specify the payment amount or payment range, the time and method of settlement and the other terms and conditions, as applicable, of such Award which may include, without limitation, restrictions based on the achievement of specific Performance Objectives.

12.  Compliance with Section 409A.  Awards granted under the Plan shall be designed and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Code. To the extent that the Committee determines that any award granted under the Plan is subject to Section 409A of the Code, the Award Agreement shall incorporate the terms and conditions necessary to avoid the imposition of an additional tax under Section 409A of the Code upon a Participant. Notwithstanding any other provision of the Plan or any Award Agreement (unless the Award Agreement provides otherwise with specific reference to this Section): (i) an Award shall not be granted, deferred, accelerated, extended, paid out, settled, substituted or modified under the Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Participant; and (ii) if an Award is subject to Section 409A of the Code, and if the Participant holding the award is a “specified employee” (as defined in Section 409A of the Code, with such classification to be determined in accordance with the methodology established by the Company), then, to the extent required to avoid the imposition of an additional tax under Section 409A of the Code upon a Participant, no distribution or payment of any amount shall be made before the date that is six (6) months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code) or, if earlier, the date of the Participant’s death. Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local, or non-United States law. The Company shall not be liable to any Participant for any tax, interest, or penalties the Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

13.  Compliance with Section 162(m).

a.  In General.  Notwithstanding anything in the Plan to the contrary, Awards may be granted in a manner that is intended to qualify for the Performance-Based Exception. As determined by the Committee in its sole discretion, the grant, vesting, exercisability and/or settlement of any Restricted Shares, Restricted Share Units, Other Share-Based Awards and Cash-Based Awards intended to qualify for the Performance-Based Exception shall be conditioned on the attainment of one or more Performance Objectives during a performance period established by the Committee and must satisfy the requirements of this Section 13.

b.  Performance Objectives.  If an Award is intended to qualify for the Performance-Based Exception, then the Performance Objectives shall be based on specified levels of or growth in one or more of the following criteria: revenues, weighted average revenue per unit, earnings from operations, operating income, earnings before or after interest and taxes, operating income before or after interest and taxes, net income, cash flow, earnings per share, debt to capital ratio, economic value added, return on total capital, return on invested capital, return on equity, return on assets, total return to stockholders, earnings before or after interest, taxes, depreciation, amortization or extraordinary or special items, operating income before or after interest, taxes, depreciation, amortization or extraordinary or special items, return on investment, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, cash flow in excess of cost of capital, operating margin, profit margin, contribution margin, stock price and/or strategic business criteria consisting of one or more objectives based on meeting specified product development, strategic partnering, research and development, market penetration, geographic business expansion goals, cost targets, customer satisfaction, gross or net additional customers, average customer life, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates and joint ventures.

c.  Establishment of Performance Goals.  With respect to Awards intended to qualify for the Performance-Based Exception, the Committee shall establish: (i) the applicable Performance Objectives and performance period, and (ii) the formula for computing the payout. Such terms and conditions shall be established in writing while the outcome of the applicable performance period is substantially uncertain, but in no event later than the earlier of: (x) ninety days after the beginning of the applicable performance period; or (y) the expiration of twenty-five percent (25%) of the applicable performance period.

d.  Certification of Performance.  With respect to any Award intended to qualify for the Performance-Based Exception, the Committee shall certify in writing whether the applicable Performance Objectives and other material terms imposed on such Award have been satisfied, and, if they have, ascertain the amount of the payout or vesting of the Award. Notwithstanding any other provision of the Plan, payment or vesting of any such Award shall not be made until the Committee certifies in writing that the applicable Performance Objectives and any other material terms of such Award were in fact satisfied in a manner conforming to applicable regulations under Section 162(m) of the Code.

e.  Negative Discretion.  With respect to any Award intended to qualify for the Performance-Based Exception, after the date that the Performance Objectives are required to be established in writing pursuant to Section 13(c), the Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of the designated Performance Objectives. However, the Committee may, in its sole discretion, reduce the amount of compensation that is payable upon achievement of the designated Performance Objectives.

14.  Transferability.  Except as otherwise determined by the Committee, no Award or dividend equivalents paid with respect to any Award shall be transferable by the Participant except by will or the laws of descent and distribution; provided, that if so determined by the Committee, each Participant may, in a manner established by the Board or the Committee, designate a beneficiary to exercise the rights of the Participant with respect to any Award upon the death of the Participant and to receive Shares or other property issued or delivered under such Award. Except as otherwise determined by the Committee, Stock Options and Stock Appreciation Rights will be exercisable during a Participant’s lifetime only by the Participant or, in the event of the Participant’s legal incapacity to do so, by the Participant’s guardian or legal representative acting on behalf of the Participant in a fiduciary capacity under state law and/or court supervision.

15.  Adjustments.  In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation), such as a stock dividend, stock split, reverse stock split, spinoff, rights offering, or recapitalization through a large, nonrecurring cash dividend, the Committee shall cause there to be an equitable adjustment in the numbers of Shares specified in Section 3 of the Plan and, with respect to outstanding Awards, in the number and kind of Shares subject to outstanding Awards and the exercise price or other price of Shares subject to outstanding Awards, in each case to prevent dilution or enlargement of the rights of Participants. In the event of any other change in corporate capitalization, or in the event of a merger, consolidation, liquidation, or similar transaction, the Committee may, in its sole discretion, cause there to be an equitable adjustment as described in the foregoing sentence, to prevent dilution or enlargement of rights; provided, however, that, unless otherwise determined by the Committee, the number of Shares subject to any Award shall always be rounded down to a whole number. Notwithstanding the foregoing, the Committee shall not make any adjustment pursuant to this Section 15 that would (i) cause any Stock Option intended to qualify as an ISO to fail to so qualify, (ii) cause an Award that is otherwise exempt from Section 409A of the Code to become subject to Section 409A, or (iii) cause an Award that is subject to Section 409A of the Code to fail to satisfy the requirements of Section 409A. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on all Participants and any other persons claiming under or through any Participant.

16.  Fractional Shares.  The Company shall not be required to issue or deliver any fractional Shares pursuant to the Plan and, unless otherwise provided by the Committee, fractional shares shall be settled in cash.

17.  Withholding Taxes.  To the extent required by Applicable Law, a Participant shall be required to satisfy, in a manner satisfactory to the Company or Subsidiary, as applicable, any withholding tax obligations that arise by reason of a Stock Option or Stock Appreciation Right exercise, the vesting of or settlement of Shares under an Award, an election pursuant to Section 83(b) of the Code or otherwise with respect to an Award. The Company and its Subsidiaries shall not be required to issue or deliver Shares, make any payment or to recognize the transfer or disposition of Shares until such obligations are satisfied. The Committee may permit or require these obligations to be satisfied by having the Company withhold a portion of the Shares that otherwise would be issued or delivered to a Participant upon exercise of a Stock Option or Stock Appreciation Right or upon the vesting or settlement of an Award, or by tendering Shares previously acquired, in each case having a Fair Market Value equal to the minimum amount required to be withheld or paid. Any such elections are subject to such conditions or procedures as may be established by the Committee and may be subject to disapproval by the Committee.

18.  Foreign Employees.  Without amending the Plan, the Committee may grant Awards to Participants who are foreign nationals, or who are subject to Applicable Laws of one or more non-United States jurisdictions, on such terms and conditions different from those specified in the Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures, and the like as may be necessary or advisable to comply with provisions of Applicable Laws of other countries in which the Company or its Subsidiaries operate or have employees.

19.  Termination for Cause; Forfeiture of Awards.

a.  Termination for Cause.  If a Participant’s employment or service is terminated by the Company or a Subsidiary for Cause, then the Participant shall forfeit all Awards granted under the Plan to the extent held by the Participant immediately prior to the Participant’s termination of employment or service.

b.  Compensation Recovery Policy.  Any Award granted to a Participant shall be subject to forfeiture or repayment pursuant to the terms of any applicable compensation recovery policy adopted by the Company, including any such policy that may be adopted to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act or any rules or regulations issued by the Securities and Exchange Commission rule or applicable securities exchange.

c.  Set-Off and Other Remedies.  To the extent that amounts are not immediately returned or paid to the Company as provided in this Section 19, the Company may, to the extent permitted by Applicable Laws, seek other remedies, including a set off of the amounts so payable to it against any amounts that may be owing from time to time by the Company or a Subsidiary to the Participant for any reason, including, without limitation, wages, or vacation pay or other benefits; provided, however, that, except to the extent permitted by Treasury Regulation Section 1.409A-3(j)(4), such offset shall not apply to amounts that are “deferred compensation” within the meaning of Section 409A of the Code.

20.  Change in Control.  In the event of a Change in Control, the Committee, in its sole discretion, may take such actions, if any, as it deems necessary or desirable with respect to any Award that is outstanding as of the date of the consummation of the Change in Control. Such actions may include, without limitation: (a) the acceleration of the vesting, settlement and/or exercisability of an Award; (b) the payment of a cash amount in exchange for the cancellation of an Award; (c) the cancellation of Stock Options and/or Stock Appreciation Rights without payment therefor if the Fair Market Value of a Share on the date of the Change in Control does not exceed the exercise price per Share of the applicable Awards; and/or (d) the issuance of substitute Awards that substantially preserve the value, rights and benefits of any affected Awards.

21.  Amendment, Modification and Termination.

a.  In General.  The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no alteration or amendment that requires stockholder approval in order for the Plan to comply with any rule promulgated by the SEC or any securities exchange on which Shares are listed or any other Applicable Laws shall be effective unless such amendment shall be approved by the requisite vote of stockholders of the Company entitled to vote thereon within the time period required under such applicable listing standard or rule.

b.  Adjustments to Outstanding Awards.  The Committee may in its sole discretion at any time (i) provide that all or a portion of a Participant’s Stock Options, Stock Appreciation Rights and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable; (ii) provide that all or a part of the time-based vesting restrictions on all or a portion of the outstanding Awards shall lapse, and/or that any Performance Objectives or other performance-based criteria with respect to any Awards shall be deemed to be wholly or partially satisfied; or (iii) waive any other limitation or requirement under any such Award, in each case, as of such date as the Committee may, in its sole discretion, declare. Unless otherwise determined by the Committee, any such adjustment that is made with respect to an Award that is intended to qualify for the Performance-Based Exception shall be made at such times and in such manner as will not cause such Awards to fail to qualify under the Performance-Based Exception. Additionally, the Committee shall not make any adjustment pursuant to this Section 21(b) that would cause an Award that is otherwise exempt from Section 409A of the Code to become subject to Section 409A, or that would cause an Award that is subject to Section 409A of the Code to fail to satisfy the requirements of Section 409A.

c.  Prohibition on Repricing.  Except for adjustments made pursuant to Sections 15 or 20, the Board or the Committee will not, without the further approval of the stockholders of the Company, authorize the amendment of any outstanding Stock Option or Stock Appreciation Right to reduce the exercise price. No Stock Option or Stock Appreciation Right will be cancelled and replaced with an Award having a lower exercise price, or for another Award, or for cash without further approval of the stockholders of the Company, except as provided in Sections 15 or 20. Furthermore, no Stock Option or Stock Appreciation Right will provide for the payment, at the time of exercise, of a cash bonus or grant or sale of another Award without further approval of the stockholders of the Company. This Section 21(c) is intended to prohibit the repricing of “underwater” Stock Options or Stock Appreciation Rights without stockholder approval and will not be construed to prohibit the adjustments provided for in Sections 15 or 20.

d.  Effect on Outstanding Awards.  Notwithstanding any other provision of the Plan to the contrary (other than Sections 15, 20, 21(b) and 23(d)), no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award; provided that the Committee may modify an ISO held by a Participant to disqualify such Stock Option from treatment as an “incentive stock option” under Section 422 of the Code without the Participant’s consent.

22.  Applicable Laws.  The obligations of the Company with respect to Awards under the Plan shall be subject to all Applicable Laws and such approvals by any governmental agencies as the Committee determines may be required. The Plan and each Award Agreement shall be governed by the laws of the State of New Jersey, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

23.  Miscellaneous.

a.  Deferral of Awards.  Except with respect to Stock Options, Stock Appreciation Rights and Restricted Shares, the Committee may permit Participants to elect to defer the issuance or delivery of Shares or the settlement of Awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of the Plan. The Committee also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts. All elections and deferrals permitted under this provision shall comply with Section 409A of the Code, including setting forth the time and manner of the election (including a compliant time and form of payment), the date on which the election is irrevocable, and whether the election can be changed until the date it is irrevocable.

b.  No Right of Continued Employment.  The Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant’s employment or other service at any time. No Employee, Director or Consultant shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive future Awards.

c.  Unfunded, Unsecured Plan.  Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right or title to any assets, funds or property of the Company or any Subsidiary, including without limitation, any specific funds, assets or other property which the Company or any Subsidiary may set aside in anticipation of any liability under the Plan. A Participant shall have only a contractual right to an Award or the amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

d.  Severability.  If any provision of the Plan is or becomes invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended or limited in scope to conform to Applicable Laws or, in the discretion of the Committee, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

e.  Acceptance of Plan.  By accepting any benefit under the Plan, each Participant and each person claiming under or through any such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Committee, the Board or the Company, in any case in accordance with the terms and conditions of the Plan.

f.  Successors.  All obligations of the Company under the Plan and with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or other event, or a sale or disposition of all or substantially all of the business and/or assets of the Company and references to the “Company” herein and in any Award agreements shall be deemed to refer to such successors.

[END OF DOCUMENT]

APPENDIX C

DERMA SCIENCES, INC.
(a Pennsylvania Corporation)

AND

DERMA SCIENCES, INC.
(a Delaware Corporation)

This Agreement and Plan of Merger (this “Agreement”) is dated , 2012 by and between Derma Sciences, Inc., a Pennsylvania corporation (“Derma Pennsylvania”) and Derma Sciences, Inc., a Delaware corporation (“Derma Delaware”).

Recitals

A.  Derma Pennsylvania is a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania and has authorized capital stock consisting of 26,468,750 shares, of which 25,000,000 shares are designated as common stock, $.01 par value per share (“Derma Pennsylvania Common Stock”), and 1,468,750 shares are designated as preferred stock, of which 218,750 shares are designated Series A Convertible Preferred Stock and 416,668 shares are designated Series B Convertible Preferred Stock (collectively, the “Derma Pennsylvania Preferred Stock”). As of [March 31, 2012], and before giving effect to the transactions contemplated hereby, [10,645,005] shares of Derma Pennsylvania Common Stock were outstanding and [73,332] shares of Derma Pennsylvania Preferred Stock were outstanding. In addition, there are (i) [57,900] shares of Derma Pennsylvania Common Stock issuable upon the vesting of restricted stock units of Derma Pennsylvania, (ii) [1,676,943] shares of Derma Pennsylvania Common Stock issuable upon the exercise of options and (iii) [3,035,036] shares of Derma Pennsylvania Common Stock issuable upon the exercise of warrants.

B.  Derma Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has authorized capital stock consisting of 26,468,750 shares, of which 25,000,000 shares are designated as common stock, $.01 par value per share (“Derma Delaware Common Stock”), and 1,468,750 shares are designated as preferred stock, of which 218,750 shares are designated Series A Convertible Preferred Stock and 416,668 shares are designated Series B Convertible Preferred Stock (collectively, the “Derma Delaware Preferred Stock”). As of the date hereof, and before giving effect to the transactions contemplated hereby, 100 shares of Derma Delaware Common Stock were outstanding, all of which were held by Derma Pennsylvania.

C.  Derma Delaware is a wholly-owned subsidiary of Derma Pennsylvania.

D.  The board of directors of Derma Pennsylvania has concluded that, for the purpose of effecting the reincorporation of Derma Pennsylvania in the State of Delaware, it is in the best interests of Derma Pennsylvania that Derma Pennsylvania be merged with and into Derma Delaware upon the terms and conditions herein provided and pursuant to the Business Corporation Law of the Commonwealth of Pennsylvania and the General Corporation Law of the State of Delaware. Such transaction is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended.

E.  The respective boards of directors of Derma Pennsylvania and Derma Delaware have approved this Agreement and have directed that this Agreement be submitted to a vote of the shareholders of the respective corporations and be executed by the undersigned officers.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Derma Pennsylvania and Derma Delaware hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

1.  Merger

1.1  Merger. In accordance with and subject to the provisions of this Agreement, the Pennsylvania Business Corporation Law and the Delaware General Corporation Law, Derma Pennsylvania shall be merged with and into Derma Delaware (the “Merger”), and the separate existence of Derma Pennsylvania shall cease. Derma Delaware shall be, and is herein sometimes referred to as, the “Surviving Corporation.”

1.2  Filing of Certificate and Articles of Merger; Effective Date. The Merger shall not become effective until the following actions have been completed:

(a)  This Agreement and the Merger shall have been adopted and approved by the shareholders of Derma Pennsylvania and by the sole stockholder of Derma Delaware in accordance with the requirements of the Pennsylvania Business Corporation Law and the Delaware General Corporation Law, respectively;

(b)  An executed Articles of Merger (the “Articles of Merger”) meeting the requirements of the Pennsylvania Business Corporation Law shall have been filed with the Department of State of the Commonwealth of Pennsylvania; and

(c)  An executed Certificate of Merger (the “Certificate of Merger”) meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware.

The Merger shall be effective at the effective time specified in the Articles of Merger and the Certificate of Merger, which date and time are herein referred to as the “Effective Time.”

1.3.  Effects of the Merger. Upon the Effective Time, the separate existence of Derma Pennsylvania shall cease and Derma Pennsylvania shall be merged into Derma Delaware. Derma Delaware, as the Surviving Corporation, (a) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Time, (b) shall be subject to all actions previously taken by its and Derma Pennsylvania’s board of directors, (c) shall succeed, without other transfer, to all of the assets, rights, powers and property of Derma Pennsylvania in the manner more fully provided under the applicable provisions of the Pennsylvania Business Corporation Law and the Delaware General Corporation Law, (d) shall continue to be subject to all of the debts, liabilities and obligations of Derma Delaware as constituted immediately prior to the Effective Time, and (e) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Derma Pennsylvania in the same manner as if Derma Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Pennsylvania Business Corporation Law and the Delaware General Corporation Law.

2.  Name of Surviving Corporation; Organizational Documents; Directors and Officers

2.1  Name of Surviving Corporation. The name of the Surviving Corporation from and after the Effective Time shall be “Derma Sciences, Inc.”

2.2  Certificate of Incorporation. The Certificate of Incorporation of Derma Delaware as in effect immediately before the Effective Time shall, from and after the Effective Time, continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation.

2.3  Bylaws. The Bylaws of Derma Delaware as in effect immediately before the Effective Time shall, from and after the Effective Time, continue in full force and effect as the Bylaws of the Surviving Corporation.

2.4  Board of Directors. The members of the board of directors of Derma Pennsylvania immediately before the Effective Time shall become the sole members of the board of directors of Derma Delaware as of the Effective Time and shall serve for the same terms of office as they had as directors of Derma Pennsylvania or until as otherwise provided by law or the Certificate of Incorporation or Bylaws of the Surviving Corporation.

2.5  Officers. The officers of Derma Pennsylvania immediately before the Effective Time shall be the officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law or the Certificate of Incorporation or Bylaws of the Surviving Corporation.

3.  Manner of Conversion of Securities

The manner and basis of converting the shares of the capital stock of Derma Pennsylvania and the nature and amount of securities of Derma Delaware that the holders of shares of Derma Pennsylvania Common Stock and Derma Pennsylvania Preferred Stock are to receive in exchange for such shares are as follows:

3.1  Derma Pennsylvania Common Stock. By virtue of the Merger and without any action on the part of any shareholder, each share of Derma Pennsylvania Common Stock reflected on the official stock transfer records of Derma Pennsylvania as outstanding immediately prior to the Effective Time shall be converted at the Effective Time into one fully paid, non-assessable share of common stock, $.01 par value per share, of the Surviving Corporation (“Surviving Corporation Common Stock”).

3.2  Derma Pennsylvania Preferred Stock. By virtue of the Merger and without any action on the part of any shareholder, each share of Derma Pennsylvania Preferred Stock reflected on the official stock transfer records of Derma Pennsylvania as outstanding immediately prior to the Effective Time shall be converted at the Effective Time into one fully paid, non-assessable share of preferred stock, as designated, of the Surviving Corporation (“Surviving Corporation Preferred Stock”).

3.3  Derma Pennsylvania Restricted Stock Units, Options and Warrants. By virtue of the Merger and without any action on the part of any holder of restricted stock units of Derma Pennsylvania, or options or warrants to purchase shares of Derma Pennsylvania Common Stock, each restricted stock unit, option and warrant that is outstanding and unvested or unexercised, as applicable, immediately prior to the Effective Time shall be converted at the Effective Time into a restricted stock unit of the Surviving Corporation, or an option or warrant to acquire an equal number of shares of Surviving Corporation Common Stock upon the same terms and conditions as set forth in the instrument granting such restricted stock unit, option or warrant.

3.4  Derma Delaware Common Stock. Upon the Effective Time, each share of Derma Delaware Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Derma Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

3.5  Exchange of Certificates.

(a)  After the Effective Time, each holder of an outstanding certificate representing shares of Derma Pennsylvania Common Stock or Derma Pennsylvania Preferred Stock may surrender the same for cancellation to the agent designated by the Surviving Corporation from time to time (the “Exchange Agent”), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of Surviving Corporation Common Stock or Surviving Corporation Preferred Stock into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of Derma Pennsylvania Common Stock or Derma Pennsylvania Preferred Stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation Common Stock or Surviving Corporation Preferred Stock into which shares of Derma Pennsylvania Common Stock and Derma Pennsylvania Preferred Stock were converted in the Merger.

(b)  The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Surviving Corporation Common Stock or Surviving Company Preferred Stock represented by such outstanding certificate as provided above.

(c)  Each certificate representing Surviving Corporation Common Stock or Surviving Corporation Preferred Stock so issued following the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates for Derma Pennsylvania Common Stock or Derma Pennsylvania Preferred Stock so converted and given in exchange therefor, unless otherwise determined by the board of directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

4.  Miscellaneous

4.1  Further Assurances. From time to time, as and when required by Derma Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Derma Pennsylvania such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or confirm of record or otherwise by the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Derma Pennsylvania and otherwise to carry out the purposes of this Agreement, and the officers and directors of Derma Delaware are fully authorized in the name and on behalf of Derma Pennsylvania or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

4.2  Amendment. The boards of directors of the parties hereto may amend this Agreement at any time prior to the filing of Articles of Merger with the Department of State of the Commonwealth of Pennsylvania and the Certificate of Incorporation with the Secretary of State of the State of Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the shareholders of Derma Pennsylvania shall not: (a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of Derma Pennsylvania; (b) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or (c) alter or change any of the terms and conditions of this Agreement, if such alteration or change would adversely affect the holders of any class or series of capital stock of Derma Pennsylvania.

4.3  Abandonment. This Agreement may be terminated and the proposed Merger abandoned at any time before the Effective Time, and whether before or after approval of this Agreement by the shareholders of Derma Pennsylvania or the sole stockholder of Derma Delaware, if the board of directors of Derma Pennsylvania duly adopts a resolution abandoning this Agreement.

4.4  Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the Pennsylvania Business Corporation Law.

4.5  Counterparts. For the convenience of the parties hereto and to facilitate the filing of this Agreement, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument.

IN WITNESS WHEREOF, Derma Pennsylvania and Derma Delaware have executed this Agreement by their duly authorized officers all on the date first above written.

ATTEST:	DERMA SCIENCES, INC., A PENNSYLVANIA CORPORATION

Corporate Secretary	Edward J. Quilty President and Chief Executive Officer
(SEAL)
ATTEST:	DERMA SCIENCES, INC., A DELAWARE CORPORATION

Corporate Secretary	Edward J. Quilty President and Chief Executive Officer
(SEAL)

APPENDIX D

CERTIFICATE OF INCORPORATION

OF

DERMA SCIENCES, INC.

I, the undersigned, for the purpose of creating and organizing a corporation under the provisions of and subject to the requirements of the General Corporation Law of the State of Delaware (the “DGCL”), certify as follows:

ARTICLE I
Name

The name of the corporation is Derma Sciences, Inc. (the “Corporation”).

ARTICLE II
Registered Office and Agent

The address of the registered office of the Corporation in the State of Delaware is 901 N. Market Street, Suite 705, Wilmington, County of New Castle, Delaware 19801 and the name of its registered agent at such address is Delaware Corporate Services, Inc.

ARTICLE III
Corporate Purpose

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV
Capital Stock

Section 1.  The Corporation shall be authorized to issue two classes of shares of capital stock to be designated, respectively, the “Common Stock” and the “Preferred Stock”; the total number of shares of capital stock which the Corporation shall have the authority to issue is 26,468,750, comprised of 25,000,000 shares of Common Stock, par value $0.01 and 1,468,750 shares of Preferred Stock, par value $0.01 with such designations, voting rights, preferences, limitations and special rights as set forth in Sections 3 and 4 of this Article IV, or as the board of directors of the Corporation may designate pursuant to Section 2 of this Article IV.

Section 2.  The Board of Directors is authorized, subject to limitations prescribed by law and the provisions of this Article IV, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, rights and privileges of the shares of each such series and the qualifications, limitations or restrictions thereof.

Section 3.  There is hereby established series of preferred stock of the Corporation, par value $.01 per share, to be designated “Series A Convertible Preferred Stock” (the “Series A Preferred Stock”) and to consist of 218,750, with the voting powers, designations, preferences and relative, participating, optional or other rights and the qualifications, limitations or restrictions thereon as follows:

1.	Voting Rights. The holders of Series A Preferred Stock shall have the right to vote, together with the holders of all the outstanding shares of Common Stock and not by classes, except as otherwise required by applicable law on all matters on which holders of Common Stock are entitled to vote. Each holder of shares of Series A Preferred Stock shall have the right to cast one vote for each share.

2.	Liquidation or Dissolution. Subject to the prior rights of the Corporation’s creditors and holders of securities senior to the Series A Preferred Stock in respect of distributions upon liquidation, dissolution or winding-up of the Corporation, in the event of the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the holders of Series A Preferred Stock shall be entitled to receive the purchase price per share (the “Liquidation Preference”), together with accrued and unpaid dividends payable thereon to the date fixed for payment of such distribution, if any, which shall be payable on a pro rata basis among holders of Preferred and Common Stock, all of which shall be paid in cash. If, upon any such liquidation, dissolution or winding-up of the Corporation, the assets distributable among the holders of Series A Preferred Stock (and any series of preferred stock ranking in parity with the Series A Preferred Stock in respect of distributions upon liquidation, dissolution or winding-up of the Corporation) shall be insufficient to permit the payment in full to such holders of the preferential amount payable to such holders determined as aforesaid, then the holders of Series A Preferred Stock will share ratably in any distribution of the Corporation’s assets in proportion to the respective preferential amounts that would have been payable if such assets were sufficient to permit payment in full of all such amounts. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Series A Preferred Stock will not be entitled to any further participation in any distribution of assets by the Corporation. Under this Section 2, a distribution of assets in any dissolution, winding-up, liquidation or reorganization shall include (a) any consolidation or merger of the Corporation with or into any other corporation in which the Corporation is not the surviving corporation, (b) a sale or other disposition of all or substantially all of the Corporation’s assets in consideration for cash and/or the issuance of equity securities of another corporation, or (c) a Change of Control of the Company. Under this Section 2, a distribution of assets in any dissolution, winding-up, liquidation or reorganization shall not include any dissolution, liquidation, winding-up or reorganization of the Corporation immediately followed by reincorporation of a successor corporation, provided that the dissolution, liquidation, winding-up or reorganization does not amend, alter, or change the preferences or rights of the Series A Preferred Stock or the qualifications, limitations or restrictions thereof in a manner that adversely affects the Series A Preferred Stock.

3.	Conversion Rights.
(a)	Conversion of Series A Preferred Stock. Each share of Series A Preferred Stock shall be convertible at the option of the holder thereof into one fully paid and non-assessable share of Common Stock, (“Conversion Share(s)”) subject to the provisions set forth herein.
(b)	Mechanics of Conversion. The holder of any shares of Series A Preferred Stock may exercise the conversion right as to any part thereof by delivering to the Corporation during regular business hours, at the office of the Corporation at 214 Carnegie Center, Suite 100, Princeton, New Jersey 08540, a conversion notice in the form attached to the purchase agreement pursuant to which the Series A Preferred Stock is issued (the “Conversion Notice”). The Conversion Notice shall state that the holder elects to convert its share subject to applicable securities laws, (i) the name(s) in which the certificate(s) representing the Conversion Shares to which such holder is entitled are to be issued, and(ii) the telecopier number to which the Corporation shall telecopy its confirmation described below. Notice given by telecopier to telecopier number (609) 452-0880, Attention: Edward J. Quilty, shall be deemed notice for purposes of this paragraph and shall be deemed given when receipt is acknowledged by transmit confirmation report. Immediately upon receipt of any Conversion Notice, the Corporation shall, by telecopier, confirm receipt thereof at the telecopier number included thereon, which confirmation shall set forth the number of Conversion Shares to be issued by the Corporation as a result of such conversion. The Conversion Notice shall be deemed accepted by the Corporation provided the holder surrenders, or causes any agent for the holder to surrender, the certificate(s) for the Series A Preferred Stock to be converted, duly endorsed or assigned in blank or to the Corporation, at any location set forth above, within seven (7) business days after delivery of the Conversion Notice. Provided that the certificate(s) are delivered in accordance with the preceding sentence, the conversion shall be deemed to have been effected on the date of delivery of the Conversion Notice by telecopier, and such date is referred to herein as the “Conversion Date.” Within three (3) business days of receipt by the Corporation of the certificate(s) representing the Series A Preferred Stock, the Corporation shall issue to such holder a certificate or certificates representing the number of full Conversion Shares which such holder is entitled to receive. Unless (i) such Conversion Shares have been held long enough to satisfy the holding period set forth in Rule 144(k) (or any successor provision) promulgated under the Securities Act, (ii) such shares become freely tradeable pursuant to another exemption under the Securities Act, or (iii) the converting holder purchased such shares pursuant to a current prospectus under an effective registration statement covering the purchase and sale of such shares, the certificate(s) representing the Conversion Shares will bear the following legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF EITHER AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT. THESE SHARES ARE SUBJECT TO CERTAIN REGISTRATION RIGHTS AS SET FORTH IN A REGISTRATION RIGHTS AGREEMENT, A COPY OF WHICH MAY BE OBTAINED FROM THE CORPORATION.

If the Registration Statement as hereinafter defined shall have been declared effective by the Securities and Exchange Commission, the certificate(s) evidencing the Conversion Shares will bear the following legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SHARES MAY BE SOLD PURSUANT TO THE REGISTRATION STATEMENT PROVIDED THAT THE HOLDER COMPLIES WITH THE PROSPECTUS DELIVERY REQUIREMENTS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE SALE IS IN COMPLIANCE WITH THE PLAN OF DISTRIBUTION AS SET FORTH IN THE PROSPECTUS. THESE SHARES ARE SUBJECT TO CERTAIN REGISTRATION RIGHTS AS SET FORTH IN A REGISTRATION RIGHTS AGREEMENT, A COPY OF WHICH MAY BE OBTAINED FROM THE CORPORATION.

The person in whose name the certificate(s) for the Conversion Shares are to be issued shall be deemed to have become a stockholder of record on the applicable Conversion Date unless the transfer books of the Corporation are closed on that date, in which event he or she shall be deemed to have become a stockholder of record on the next succeeding date on which the transfer books are open, but the Conversion Ratio shall be that in effect on the Conversion Date. Upon conversion of only a portion of the number of whole shares covered by a certificate representing shares of Series A Preferred Stock surrendered for conversion, the Corporation shall issue and deliver to or upon the written order of the holder of the certificate so surrendered for conversion, at the expense of the Corporation, a new certificate covering the number of shares of Series A Preferred Stock representing the unconverted portion of the certificate so surrendered, which new certificate shall entitle in all respects the holder thereof to the rights of Series A Preferred Stock represented thereby to the same extent as if the certificate theretofore covering such unconverted shares had not been surrendered for conversion.

(c)	Fractional Shares. No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of Series A Preferred Stock. If more than one share of Series A Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series A Preferred Stock so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series A Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount determined on the basis of the then Current Market Price per share of Common Stock. Fractional interests shall not be entitled to dividends, and the holders thereof shall not be entitled to any rights as stockholders of the Corporation in respect of such fractional interests.
(d)	Adjustments to Conversion Ratio for Certain Events. The number of Conversion Shares underlying each Preferred Share (the “Conversion Ratio”) shall be subject to adjustment from time to time as set forth in this subsection (d).
(i)	In case at any time, or from time to time, the Corporation shall: (A) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution payable in shares of capital stock; (B) subdivide its outstanding shares of Common Stock into a larger number of shares; (C) combine its outstanding shares of Common Stock into a smaller number of shares; or (D) issue by reclassification or recapitalization of its Common Stock any other class or series of shares of the Corporation(including any such reclassification or recapitalization in connection with a consolidation or merger in which the Corporation is the continuing corporation), the Conversion Ratio in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, reclassification or recapitalization shall be proportionately adjusted so that the holder of any Series A Preferred Stock surrendered for conversion after such time shall be entitled to receive the aggregate number and kind of shares which, if such Series A Preferred Stock had been converted immediately prior to such time, such holder would have owned or have been entitled to receive. Such adjustment shall be made successively whenever any event listed above shall occur. In the event that such dividend or distribution is not so made, the Conversion Ratio shall again be adjusted to be the Conversion Ratio which would then be in effect if such record date has not been fixed.

(ii)	In case at any time, or from time to time, the Corporation shall (except as hereinafter provided) issue or sell any Additional Shares of Common Stock for a consideration per share of Common Stock less than the Current Market Price, then the Conversion Ratio shall, on the date specified below for determining the Current Market Price, be adjusted to that number determined by multiplying the Conversion Ratio in effect immediately prior to such adjustment by a fraction the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of the Additional Shares of Common Stock (including shares deemed to have been issued pursuant to subsection (d) (iii) below) plus the number of shares of Common Stock which the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at the Current Market Price, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock plus the number of such Additional Shares of Common Stock so issued (including shares deemed to have been issued pursuant to subsection (d) (iii) below). For the purposes of this subsection (d) (ii), the date as of which the Current Market Price per share of Common Stock shall be computed shall be the earlier of(x) the date on which the Corporation shall enter into a legally binding contract for the issuance or sale of such Additional Shares of Common Stock or (y) the date of the actual issuance of such Additional Shares of Common Stock. The provisions of this subsection (d) (ii) shall not apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under subsection (i) hereof. No adjustment shall be made under this subsection (d) (ii) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrant or other rights therefor) pursuant to subsection (d) (iii) hereof. Adjustments shall be made successively whenever such an issuance of Additional Shares of Common Stock shall occur. In the event that such Additional Shares of Common Stock are not so issued or sold, the Conversion Ratio shall again be adjusted to be the Conversion Ratio which would then be in effect if such issuance had not occurred.

(iii)	In case at any time, or from time to time, the Corporation shall take a record of the holders of the Common Stock for the purpose of entitling them to receive a distribution of, or shall otherwise issue, any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities and the consideration per share for which Additional Shares of Common Stock may at any time thereafter be issuable pursuant to such warrants or other rights or pursuant to the terms of such Convertible Securities shall be less than the Current Market Price, then the Conversion Ratio immediately thereafter shall be adjusted as provided in subsection (d) (ii) hereof on the basis that(a) the maximum number of Additional Shares of Common Stock issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date for the determination of the Current Market Price per share of Common Stock as hereinafter provided, and(b) the aggregate consideration for such maximum number of Additional Shares of Common Stock shall be deemed to be the minimum consideration received and receivable by the Corporation for the issuance of such Additional Shares of Common Stock pursuant to such warrants or other rights or pursuant to the terms of such Convertible Securities. For the purposes of this subsection (d) (iii), the date as of which the Current Market Price per share of Common Stock shall be computed shall be the earliest of (i) the date on which the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any such warrants or other rights, (ii) the date on which the Corporation shall enter into a legally binding contract for the issuance of such warrants or other rights or (iii) the date of actual issuance of such warrants or other rights. Such reduction shall be made successively whenever such a record date is fixed. In the event that such rights or warrants are not so issued or (if issued) to the extent not exercised, the Conversion Ratio shall again be adjusted to be the Conversion Ratio, as the case may be, which would then be in effect if such record date had not been fixed or such unexercised rights or warrants had not been issued.
(iv)	In case at any time, or from time to time, the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution, by dividend or otherwise, of evidences of its indebtedness or assets(including securities, but excluding (x) any dividend or distribution referred to in subsection (d)(i) hereof and (y) any dividend or distribution paid in cash out of funds legally available therefor of the Corporation), then in each such case the Conversion Ratio in effect after such record date shall be determined by multiplying the Conversion Ratio, in effect immediately prior to such record date by a fraction, of which the numerator shall be the total number of outstanding shares of Common Stock multiplied by the Current Market Price on such record date, less the fair market value (as determined by the Board of Directors of the Corporation, whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so to be distributed, and of which the denominator shall be the total number of outstanding shares of Common Stock multiplied by such Current Market Price. Such adjustment shall be made successively whenever such a record date is fixed. In the event that such distribution is not so made, the Conversion Ratio shall again be adjusted to be the Conversion Ratio which would then be in effect if such record date had not been fixed.
(v)	No adjustment in the Conversion Ratio shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in such Conversion Ratio; provided, however, that any adjustment which by reason of this paragraph (v) is not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this subsection (d) shall be made to the nearest cent or to the nearest 1/100 of a share, as the case may be.

(e)	No Impairment. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series A Preferred Stock against impairment.
(f)	Notice Provisions.
(i)	Whenever the Conversion Ratio shall be adjusted pursuant to subsection (d) hereof, the Corporation shall forthwith obtain a certificate signed by the Corporation’s chief financial officer, setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Corporation’s independent public accountants determined the fair value of any evidences of indebtedness, shares of stock, other securities or property or assets or warrants or other subscription or purchase rights referred to in subsections (d)(ii) through (d)(v) hereof) and specifying the new Conversion Ratio and (if applicable) describing the amount and kind of common stock, securities, property or assets or cash which may be received upon conversion of the Series A Preferred Stock, after giving effect to such adjustment. The Corporation shall promptly cause a signed copy of such certificate to be delivered to each holder of Series A Preferred Stock.
(ii)	In case the Corporation shall propose (a) to pay any dividend payable in stock of any class to the holders of its Common Stock or to make any other distribution to the holders of its Common Stock, (b) to offer to the holders of its Common Stock rights to subscribe for or to purchase any Convertible Securities or Additional Shares of Common Stock or shares of stock of any class or any other securities, rights or options, (c) to effect any reclassification of its Common Stock (other than a reclassification involving only the subdivision or combination of outstanding shares of Common Stock), (d) to effect any capital reorganization, (e) to effect any consolidation, merger or sale, transfer or other distribution of all or substantially all its property, assets or business, or (f) to effect the liquidation, dissolution or winding-up of the Corporation, then in each such case, the Corporation shall give to each holder of Series A Preferred Stock a notice of such proposed action, which shall specify the date on which a record is to be taken for the purposes of such stock dividend, distribution or rights, or the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, disposition, liquidation, dissolution or winding-up is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Common Stock and the Conversion Ratio after giving effect to any adjustment which will be required as a result of such action. Such notice shall be so given in the case of any action covered by (a) or (b) above at least 20 days prior to the record date for determining holders of the Common Stock for purposes of such action and, in the case of any other such action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be the earlier.
(g)	Treasury Stock. The sale or other disposition of any issued shares of Common Stock owned or held by or for the account of the Corporation shall be deemed an issuance thereof for purposes of subsection (d) hereof, but until so issued such shares shall not be deemed to be outstanding.

(h)	Computation of Consideration. To the extent that any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities shall be issued for a cash consideration, the consideration received by the Corporation therefor shall be deemed to be the amount of the cash received by the Corporation therefor, or, if such Additional Shares of Common Stock or Convertible Securities are offered by the Corporation for subscription, the subscription price, or, if such Additional Shares of Common Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price, in any such case excluding any amounts paid or receivable for accrued interest or accrued dividends and without deduction of any compensation, discounts or expenses paid or incurred by the Corporation for and in the underwriting of, or otherwise in connection with, the issue thereof. To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined by the Board of Directors of the Corporation. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Corporation for issuing such warrants or other rights, plus the additional consideration payable to the Corporation upon the exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration received by the Corporation for issuing any warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Corporation in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Corporation upon the exercise of the right of conversion or exchange in such Convertible Securities. In case of the issuance at any time of any Additional Shares of Common Stock or Convertible Securities in payment or satisfaction of any dividend upon any class of stock other than Common Stock or in payment of any debt, the Corporation shall be deemed to have received for such Additional Shares of Common Stock or Convertible Securities a consideration equal to the amount of such dividend or debt so paid or satisfied.
(i)	Fractional Interests. In computing adjustments under this Section 3, fractional interests in Common Stock shall be taken into account to the nearest one-hundredth of a share.
(j)	Antidilution Provisions. No adjustment shall be made as a result of any increase in the number of Additional Shares of Common Stock issuable or any decrease in the consideration payable upon any issuance of Additional Shares of Common Stock, pursuant to any provisions intended solely to avoid dilution contained in any warrants, rights or Convertible Securities.
(k)	When Adjustment Not Required.
(i)	If the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.
(ii)	If the Corporation declares or makes any dividend or distribution with respect to Common Stock, other than regular cash dividends or dividends payable solely in shares of Common Stock, and each holder of Series A Preferred Stock concurrently receives dividends or distributions equal in amount and in the same kind of property (whether cash, securities or other property) as such holder would be entitled to receive if all of the outstanding Series A Preferred Stock were converted into Common Stock as of the record date of such dividend or distribution with respect to Common Stock, then thereafter no adjustment shall be required with respect to such dividend or distribution.

(l)	Other Action Affecting Common Stock. If a state of facts shall occur which, without being specifically controlled by the other provisions of this Section 3, would not fairly protect the conversion rights of the Series A Preferred Stock in accordance with the essential intent and principles of such provisions, then the Board of Directors of the Corporation shall in good faith make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such conversion rights.
(m)	Necessary Corporate Action. Before taking any action which would result in an adjustment in the Conversion Ratio, the Corporation shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.
(n)	Taxes Upon Conversion. The Corporation shall pay all documentary, stamp or other transaction taxes attributable to the issuance or delivery of shares of Common Stock upon conversion of any shares of Series A Preferred Stock.
(o)	Reservation of Common Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of shares of Series A Preferred Stock, the full number of whole shares of Common Stock then deliverable upon the conversion of all shares of Series A Preferred Stock at the time outstanding. All shares of Common Stock which shall be so issuable shall, when issued upon conversion of all or any portion of the Series A Preferred Stock, be duly and validly issued and fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof. Upon conversion of Series A Preferred Stock, the shares of Series A Preferred Stock so converted shall have the status of authorized and unissued Preferred Stock, and the number of shares of Series A Preferred Stock which the Corporation shall have authority to issue shall be decreased by any such conversion.
(p)	Dividends Constitute Corporate Debt. All dividends accrued and unpaid on Series A Preferred Stock to and including the date of conversion, whether or not declared by the Board of Directors, shall constitute a debt of the Corporation payable without interest to the converting holders and shall be paid by the Corporation on the Conversion Date, in its option, either in cash or by the issuance of Dividend Shares as provided in Section 4 hereof.
4.	No Preemptive Rights. No holder of Series A Preferred Stock shall have any preemptive or preferential right of subscription to any shares of stock of the Corporation, or to options, warrants or other interests therein or therefor, or to any obligations convertible into stock of the Corporation, issued or sold, or any right of subscription to any thereof other than such, if any, as the Board of Directors, in its discretion, from time to time may determine and at such price or prices as the Board of Directors from time to time may fix pursuant to the authority conferred by the Corporation’s Certificate of Incorporation.
5.	Certain Restrictions. So long as any Series A Preferred Stock is outstanding, the Corporation shall not, without the consent of holders of a majority of the outstanding shares of Series A Preferred Stock, (i) purchase, redeem or otherwise acquire any shares of any class of the Corporation’s outstanding capital stock, (ii) issue any class or series of any class of capital stock which ranks prior to or pari passu with the Series A Preferred Stock with respect to dividend rights or rights on liquidation, winding-up or dissolution of the Corporation, (iii) amend, alter or change the preferences or rights of any series or class of capital stock of the Corporation (including the Series A Preferred Stock) or the qualifications, limitations or restrictions thereof if such amendment, alteration or change adversely affects the Series A Preferred Stock, (iv) increase the authorized number of shares of Series A Preferred Stock, (v) take any action which results in the liquidation, acquisition, merger or sale of the Company or all or substantially all of its assets, (vi) take any action which results in a change in the principal business of the Company, or (vii) take any action which results in the repurchase of equity securities, other than the repurchase of equity securities from Company employees.

6.	Definitions.
(a)	“Additional Shares of Common Stock” shall mean all shares of Common Stock issued by the Corporation after November 10, 1997, except Common Stock which may be issued pursuant to: (i) the conversion of the Series A Preferred Stock; (ii) the exercise by the holders thereof of the Corporation’s common stock purchase warrants (the “Warrants”); (iii) the exercise by the holders thereof of any options which may be granted pursuant to the Corporation’s Stock Option Plan; (iv) the exercise by the holders thereof of any currently issued options; and (v) the exercise by employees of the Corporation or any of its subsidiaries of options granted pursuant to any stock option plan which may hereafter be adopted by the Corporation where the exercise price of such options is not less than the fair market value of a share of Common Stock on the date of grant thereof.
(b)	“Change in Control” shall mean a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total of the voting power represented by the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation or, except as provided under Section 2 hereof, the closing of a sale or disposition by the Corporation of all or substantially all of the Corporation’s assets (other than to a subsidiary or subsidiaries of the Corporation).
(c)	“Common Stock” shall mean the shares of common stock of the Corporation, par value $.01 per share, and any stock into which such Common Stock may hereinafter be changed.
(d)	“Conversion Date” shall have the meaning such term is given in Section 3(b) hereof.
(e)	“Conversion Notice” shall have the meaning such term is given in Section 3(b) hereof.
(f)	“Conversion Ratio” shall have the meaning such term is given in Section 3(d) hereof.
(g)	“Conversion Shares” shall have the meaning such term is given in Section 3(a) hereof.
(h)	“Convertible Securities” shall mean evidences of indebtedness, shares of stock or other securities which are convertible into or exercisable or exchangeable for, with or without payment of additional consideration in cash or property, for Additional Shares of Common Stock, either immediately or upon the arrival of a specified date or the happening of a specified event.
(i)	“Current Market Price” per share of Common Stock at any date herein specified shall mean the average of the daily market prices for 5 consecutive Trading Days ending on the last trading day prior to such date, except that for purposes of Section 3(c) hereof, the “Current Market Price” per share of Common Stock shall mean the market prices on the Trading Day therein specified. The market price for each such Trading Day shall be (i) if the Common Stock is quoted on the Nasdaq National Market or Nasdaq Small Cap Market, the reported last sales price, or (ii) if the Common Stock is listed or admitted to trading on a national securities exchange, the last reported sales prices regular way, or (iii) if the Common Stock is quoted on the NASD OTC Bulletin Board, the average of the closing bid and asked prices regular way, or (iv) if the Common Stock is not so quoted, as reasonably determined by the Board of Directors of the Corporation.
(j)	“Liquidation Preference” shall have the meaning such term is given in Section 2 hereof.
(k)	“Person” shall mean any individual, corporation, association, company, business trust, partnership, joint venture, joint-stock company, trust, unincorporated organization or association or government or any agency or political subdivision thereof.
(l)	“Securities Act” shall mean the Securities Act of 1933, as amended.

(m)	“Trading Day” shall mean any day on which trading takes place (a) in the over-the-counter-market and prices reflecting such trading are published by the National Association of Securities Dealers Automated Quotation System or (b) if the Common Stock is then listed or admitted to trading on a national securities exchange, on the principal national securities exchange on which the Common Stock is then listed or admitted to trading.

Section 4. There is hereby created a series of preferred stock of the Corporation, par value $.01 per share, to be designated “Series B Convertible Preferred Stock” (the “Series B Preferred Stock”) and to consist of 416,668, with the voting powers, designations, preferences and relative, participating, optional or other rights and the qualifications, limitations or restrictions thereon as follows:

1.	Voting Rights. The holders of Series B Preferred Stock shall have the right to vote, together with the holders of all the outstanding shares of Common Stock and not by classes, except as otherwise required by applicable law, on all matters on which holders of Common Stock are entitled to vote. Each holder of shares of Series B Preferred Stock shall have the right to cast one vote for each share.
2.	Liquidation or Dissolution. Subject to the prior rights of the Corporation’s creditors and holders of securities equal or senior to the Series B Preferred Stock in respect of distributions upon liquidation, dissolution or winding-up of the Corporation, in the event of the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the holders of Series B Preferred Stock shall be entitled to receive the purchase price per share (the “Liquidation Preference”), together with accrued and unpaid dividends payable thereon to the date fixed for payment of such distribution, if any, which shall be payable on a pro rata basis among holders of Preferred and Common Stock, all of which shall be paid in cash. If, upon any such liquidation, dissolution or winding-up of the Corporation, the assets distributable among the holders of Series B Preferred Stock (and any series of preferred stock ranking in parity with the Series B Preferred Stock in respect of distributions upon liquidation, dissolution or winding-up of the Corporation) shall be insufficient to permit the payment in full to such holders of the preferential amount payable to such holders determined as aforesaid, then the holders of Series B Preferred Stock will share ratably in any distribution of the Corporation’s assets in proportion to the respective preferential amounts that would have been payable if such assets were sufficient to permit payment in full of all such amounts. For purposes of the foregoing, the Corporation’s Series A Convertible Preferred Stock shall rank in parity with the Series B Preferred. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Series B Preferred Stock will not be entitled to any further participation in any distribution of assets by the Corporation. Under this Section 2, a distribution of assets in any dissolution, winding-up, liquidation or reorganization shall include (a) any consolidation or merger of the Corporation with or into any other corporation in which the Corporation is not the surviving corporation, (b) a sale or other disposition of all or substantially all of the Corporation’s assets in consideration for cash and/or the issuance of equity securities of another corporation, or (c) a Change of Control of the Company. Under this Section 2, a distribution of assets in any dissolution, winding-up, liquidation or reorganization shall not include any dissolution, liquidation, winding-up or reorganization of the Corporation immediately followed by reincorporation of a successor corporation, provided that the dissolution, liquidation, winding-up or reorganization does not amend, alter, or change the preferences or rights of the Series B Preferred Stock or the qualifications, limitations or restrictions thereof in a manner that adversely affects the Series B Preferred Stock.
3.	Conversion Rights.
(a)	Conversion of Series B Preferred Stock. Each share of Series B Preferred Stock shall be convertible at the option of the holder thereof into one fully paid and non-assessable share of Common Stock, (“Conversion Share(s)”) subject to the provisions set forth herein.

(b)	Mechanics of Conversion. The holder of any shares of Series B Preferred Stock may exercise the conversion right as to any part thereof by delivering to the Corporation during regular business hours, at the office of the Corporation at 214 Carnegie Center, Suite 100, Princeton, New Jersey 08540, a conversion notice in the form attached to the purchase agreement pursuant to which the Series B Preferred Stock is issued (the “Conversion Notice”). The Conversion Notice shall state that the holder elects to convert its share subject to applicable securities laws, (i) the name(s) in which the certificate(s) representing the Conversion Shares to which such holder is entitled are to be issued, and (ii) the telecopier number to which the Corporation shall telecopy its confirmation described below. Notice given by telecopier to telecopier number (609) 452-0880, Attention: Edward J. Quilty, shall be deemed notice for purposes of this paragraph and shall be deemed given when receipt is acknowledged by transmit confirmation report. Immediately upon receipt of any Conversion Notice, the Corporation shall, by telecopier, confirm receipt thereof at the telecopier number included thereon, which confirmation shall set forth the number of Conversion Shares to be issued by the Corporation as a result of such conversion. The Conversion Notice shall be deemed accepted by the Corporation provided the holder surrenders, or causes any agent for the holder to surrender, the certificate(s) for the Series B Preferred Stock to be converted, duly endorsed or assigned in blank or to the Corporation, at any location set forth above, within seven (7) business days after delivery of the Conversion Notice. Provided that the certificate(s) are delivered in accordance with the preceding sentence, the conversion shall be deemed to have been effected on the date of delivery of the Conversion Notice by telecopier, and such date is referred to herein as the “Conversion Date.” Within three (3) business days of receipt by the Corporation of the certificate(s) representing the Series B Preferred Stock, the Corporation shall issue to such holder a certificate or certificates representing the number of full Conversion Shares which such holder is entitled to receive. Unless (i) such Conversion Shares have been held long enough to satisfy the holding period set forth in Rule 144(k) (or any successor provision) promulgated under the Securities Act, (ii) such shares become freely tradeable pursuant to another exemption under the Securities Act, or (iii) the converting holder purchased such shares pursuant to a current prospectus under an effective registration statement covering the purchase and sale of such shares, the certificate(s) representing the Conversion Shares will bear the following legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF EITHER AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT. THESE SHARES ARE SUBJECT TO CERTAIN REGISTRATION RIGHTS AS SET FORTH IN A REGISTRATION RIGHTS AGREEMENT, A COPY OF WHICH MAY BE OBTAINED FROM THE CORPORATION.

If the Registration Statement as hereinafter defined shall have been declared effective by the Securities and Exchange Commission, the certificate(s) evidencing the Conversion Shares will bear the following legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SHARES MAY BE SOLD PURSUANT TO THE REGISTRATION STATEMENT PROVIDED THAT THE HOLDER COMPLIES WITH THE PROSPECTUS DELIVERY REQUIREMENTS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE SALE IS IN COMPLIANCE WITH THE PLAN OF DISTRIBUTION AS SET FORTH IN THE PROSPECTUS. THESE SHARES ARE SUBJECT TO CERTAIN REGISTRATION RIGHTS AS SET FORTH IN A REGISTRATION RIGHTS AGREEMENT, A COPY OF WHICH MAY BE OBTAINED FROM THE CORPORATION.

The person in whose name the certificate(s) for the Conversion Shares are to be issued shall be deemed to have become a stockholder of record on the applicable Conversion Date unless the transfer books of the Corporation are closed on that date, in which event he or she shall be deemed to have become a stockholder of record on the next succeeding date on which the transfer books are open, but the Conversion Ratio shall be that in effect on the Conversion Date. Upon conversion of only a portion of the number of whole shares covered by a certificate representing shares of Series B Preferred Stock surrendered for conversion, the Corporation shall issue and deliver to or upon the written order of the holder of the certificate so surrendered for conversion, at the expense of the Corporation, a new certificate covering the number of shares of Series B Preferred Stock representing the unconverted portion of the certificate so surrendered, which new certificate shall entitle in all respects the holder thereof to the rights of Series B Preferred Stock represented thereby to the same extent as if the certificate theretofore covering such unconverted shares had not been surrendered for conversion.

(c)	Fractional Shares. No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of Series B Preferred Stock. If more than one share of Series B Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series B Preferred Stock so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series B Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount determined on the basis of the then Current Market Price per share of Common Stock. Fractional interests shall not be entitled to dividends, and the holders thereof shall not be entitled to any rights as stockholders of the Corporation in respect of such fractional interests.
(d)	Adjustments To Conversion Ratio For Certain Events. The number of Conversion Shares underlying each Preferred Share (the “Conversion Ratio”) shall be subject to adjustment from time to time as set forth in this subsection (d).
(i)	In case at any time, or from time to time, the Corporation shall: (A) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution payable in shares of capital stock; (B) subdivide its outstanding shares of Common Stock into a larger number of shares; (C) combine its outstanding shares of Common Stock into a smaller number of shares; or (D) issue by reclassification or recapitalization of its Common Stock any other class or series of shares of the Corporation (including any such reclassification or recapitalization in connection with a consolidation or merger in which the Corporation is the continuing corporation), the Conversion Ratio in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, reclassification or recapitalization shall be proportionately adjusted so that the holder of any Series B Preferred Stock surrendered for conversion after such time shall be entitled to receive the aggregate number and kind of shares which, if such Series B Preferred Stock had been converted immediately prior to such time, such holder would have owned or have been entitled to receive. Such adjustment shall be made successively whenever any event listed above shall occur. In the event that such dividend or distribution is not so made, the Conversion Ratio shall again be adjusted to be the Conversion Ratio which would then be in effect if such record date has not been fixed.

(ii)	In case at any time, or from time to time, the Corporation shall (except as hereinafter provided) issue or sell any Additional Shares of Common Stock for a consideration per share of Common Stock less than the Current Market Price, then the Conversion Ratio shall, on the date specified below for determining the Current Market Price, be adjusted to that number determined by multiplying the Conversion Ratio in effect immediately prior to such adjustment by a fraction the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of the Additional Shares of Common Stock (including shares deemed to have been issued pursuant to subsection (d)(iii) below) plus the number of shares of Common Stock which the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at the Current Market Price, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock plus the number of such Additional Shares of Common Stock so issued (including shares deemed to have been issued pursuant to subsection (d)(iii) below). For the purposes of this subsection (d)(ii), the date as of which the Current Market Price per share of Common Stock shall be computed shall be the earlier of (A) the date on which the Corporation shall enter into a legally binding contract for the issuance or sale of such Additional Shares of Common Stock or (B) the date of the actual issuance of such Additional Shares of Common Stock. The provisions of this subsection (d)(ii) shall not apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under subsection (d)(i) hereof. No adjustment shall be made under this subsection (d)(ii) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrant or other rights therefor) pursuant to subsection (d)(iii) hereof. Adjustments shall be made successively whenever such an issuance of Additional Shares of Common Stock shall occur. In the event that such Additional Shares of Common Stock are not so issued or sold, the Conversion Ratio shall again be adjusted to be the Conversion Ratio which would then be in effect if such issuance had not occurred.

(iii)	In case at any time, or from time to time, the Corporation shall take a record of the holders of the Common Stock for the purpose of entitling them to receive a distribution of, or shall otherwise issue, any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities and the consideration per share for which Additional Shares of Common Stock may at any time thereafter be issuable pursuant to such warrants or other rights or pursuant to the terms of such Convertible Securities shall be less than the Current Market Price, then the Conversion Ratio immediately thereafter shall be adjusted as provided in subsection (d)(ii) hereof on the basis that (A) the maximum number of Additional Shares of Common Stock issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date for the determination of the Current Market Price per share of Common Stock as hereinafter provided, and (B) the aggregate consideration for such maximum number of Additional Shares of Common Stock shall be deemed to be the minimum consideration received and receivable by the Corporation for the issuance of such Additional Shares of Common Stock pursuant to such warrants or other rights or pursuant to the terms of such Convertible Securities. For the purposes of this subsection (d)(iii), the date as of which the Current Market Price per share of Common Stock shall be computed shall be the earliest of (I) the date on which the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any such warrants or other rights, (II) the date on which the Corporation shall enter into a legally binding contract for the issuance of such warrants or other rights or (III) the date of actual issuance of such warrants or other rights. Such reduction shall be made successively whenever such a record date is fixed. In the event that such rights or warrants are not so issued or (if issued) to the extent not exercised, the Conversion Ratio shall again be adjusted to be the Conversion Ratio, as the case may be, which would then be in effect if such record date had not been fixed or such unexercised rights or warrants had not been issued.
(iv)	In case at any time, or from time to time, the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution, by dividend or otherwise, of evidences of its indebtedness or assets (including securities, but excluding (A) any dividend or distribution referred to in subsection (d)(i) hereof and (B) any dividend or distribution paid in cash out of funds legally available therefor of the Corporation), then in each such case the Conversion Ratio in effect after such record date shall be determined by multiplying the Conversion Ratio, in effect immediately prior to such record date by a fraction, of which the numerator shall be the total number of outstanding shares of Common Stock multiplied by the Current Market Price on such record date, less the fair market value (as determined by the Board of Directors of the Corporation, whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so to be distributed, and of which the denominator shall be the total number of outstanding shares of Common Stock multiplied by such Current Market Price. Such adjustment shall be made successively whenever such a record date is fixed. In the event that such distribution is not so made, the Conversion Ratio shall again be adjusted to be the Conversion Ratio which would then be in effect if such record date had not been fixed.
(v)	No adjustment in the Conversion Ratio shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in such Conversion Ratio; provided, however, that any adjustment which by reason of this paragraph subsection (d)(v) is not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this subsection (d) shall be made to the nearest cent or to the nearest 1/100 of a share, as the case may be.

(e)	No Impairment. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series B Preferred Stock against impairment.
(f)	Notice Provisions.
(i)	Whenever the Conversion Ratio shall be adjusted pursuant to subsection (d) hereof, the Corporation shall forthwith obtain a certificate signed by the Corporation’s chief financial officer, setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Corporation’s independent public accountants determined the fair value of any evidences of indebtedness, shares of stock, other securities or property or assets or warrants or other subscription or purchase rights referred to in subsections (d)(ii) through (d)(v) hereof) and specifying the new Conversion Ratio and (if applicable) describing the amount and kind of common stock, securities, property or assets or cash which may be received upon conversion of the Series B Preferred Stock, after giving effect to such adjustment. The Corporation shall promptly cause a signed copy of such certificate to be delivered to each holder of Series B Preferred Stock.
(ii)	In case the Corporation shall propose (A) to pay any dividend payable in stock of any class to the holders of its Common Stock or to make any other distribution to the holders of its Common Stock, (B) to offer to the holders of its Common Stock rights to subscribe for or to purchase any Convertible Securities or Additional Shares of Common Stock or shares of stock of any class or any other securities, rights or options, (C) to effect any reclassification of its Common Stock (other than a reclassification involving only the subdivision or combination of outstanding shares of Common Stock), (D) to effect any capital reorganization, (E) to effect any consolidation, merger or sale, transfer or other distribution of all or substantially all its property, assets or business, or (F) to effect the liquidation, dissolution or winding-up of the Corporation, then in each such case, the Corporation shall give to each holder of Series B Preferred Stock a notice of such proposed action, which shall specify the date on which a record is to be taken for the purposes of such stock dividend, distribution or rights, or the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, disposition, liquidation, dissolution or winding-up is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Common Stock and the Conversion Ratio after giving effect to any adjustment which will be required as a result of such action. Such notice shall be so given in the case of any action covered by (A) or (B) above at least 20 days prior to the record date for determining holders of the Common Stock for purposes of such action and, in the case of any other such action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be the earlier.
(g)	Treasury Stock. The sale or other disposition of any issued shares of Common Stock owned or held by or for the account of the Corporation shall be deemed an issuance thereof for purposes of subsection (d) hereof, but until so issued such shares shall not be deemed to be outstanding.

(h)	Computation Of Consideration. To the extent that any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities shall be issued for a cash consideration, the consideration received by the Corporation therefor shall be deemed to be the amount of the cash received by the Corporation therefor, or, if such Additional Shares of Common Stock or Convertible Securities are offered by the Corporation for subscription, the subscription price, or, if such Additional Shares of Common Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price, in any such case excluding any amounts paid or receivable for accrued interest or accrued dividends and without deduction of any compensation, discounts or expenses paid or incurred by the Corporation for and in the underwriting of, or otherwise in connection with, the issue thereof. To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined by the Board of Directors of the Corporation. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Corporation for issuing such warrants or other rights, plus the additional consideration payable to the Corporation upon the exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration received by the Corporation for issuing any warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Corporation in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Corporation upon the exercise of the right of conversion or exchange in such Convertible Securities. In case of the issuance at any time of any Additional Shares of Common Stock or Convertible Securities in payment or satisfaction of any dividend upon any class of stock other than Common Stock or in payment of any debt, the Corporation shall be deemed to have received for such Additional Shares of Common Stock or Convertible Securities a consideration equal to the amount of such dividend or debt so paid or satisfied.
(i)	Fractional Interests. In computing adjustments under this Section 3, fractional interests in Common Stock shall be taken into account to the nearest one-hundredth of a share.
(j)	Antidilution Provisions. No adjustment shall be made as a result of any increase in the number of Additional Shares of Common Stock issuable or any decrease in the consideration payable upon any issuance of Additional Shares of Common Stock, pursuant to any provisions intended solely to avoid dilution contained in any warrants, rights or Convertible Securities.
(k)	When Adjustment Not Required.
(i)	If the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.
(ii)	If the Corporation declares or makes any dividend or distribution with respect to Common Stock, other than regular cash dividends or dividends payable solely in shares of Common Stock, and each holder of Series B Preferred Stock concurrently receives dividends or distributions equal in amount and in the same kind of property (whether cash, securities or other property) as such holder would be entitled to receive if all of the outstanding Series B Preferred Stock were converted into Common Stock as of the record date of such dividend or distribution with respect to Common Stock, then thereafter no adjustment shall be required with respect to such dividend or distribution.

(l)	Other Action Affecting Common Stock. If a state of facts shall occur which, without being specifically controlled by the other provisions of this Section 3, would not fairly protect the conversion rights of the Series B Preferred Stock in accordance with the essential intent and principles of such provisions, then the Board of Directors of the Corporation shall in good faith make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such conversion rights.
(m)	Necessary Corporate Action. Before taking any action which would result in an adjustment in the Conversion Ratio, the Corporation shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.
(n)	Taxes Upon Conversion. The Corporation shall pay all documentary, stamp or other transaction taxes attributable to the issuance or delivery of shares of Common Stock upon conversion of any shares of Series B Preferred Stock.
(o)	Reservation Of Common Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of shares of Series B Preferred Stock, the full number of whole shares of Common Stock then deliverable upon the conversion of all shares of Series B Preferred Stock at the time outstanding. All shares of Common Stock which shall be so issuable shall, when issued upon conversion of all or any portion of the Series B Preferred Stock, be duly and validly issued and fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof. Upon conversion of Series B Preferred Stock, the shares of Series B Preferred Stock so converted shall have the status of authorized and unissued Preferred Stock, and the number of shares of Series B Preferred Stock which the Corporation shall have authority to issue shall be decreased by any such conversion.
(p)	Dividends Constitute Corporate Debt. All dividends accrued and unpaid on Series B Preferred Stock to and including the date of conversion, whether or not declared by the Board of Directors, shall constitute a debt of the Corporation payable without interest to the converting holders and shall be paid by the Corporation on the Conversion Date, in its option, either in cash or by the issuance of Dividend Shares as provided in Section 4 hereof.
4.	No Preemptive Rights. No holder of Series B Preferred Stock shall have any preemptive or preferential right of subscription to any shares of stock of the Corporation, or to options, warrants or other interests therein or therefor, or to any obligations convertible into stock of the Corporation, issued or sold, or any right of subscription to any thereof other than such, if any, as the Board of Directors, in its discretion, from time to time may determine and at such price or prices as the Board of Directors from time to time may fix pursuant to the authority conferred by the Corporation’s Certificate of Incorporation.
5.	Certain Restrictions. So long as any Series B Preferred Stock is outstanding, the Corporation shall not, without the consent of holders of a majority of the outstanding shares of Series B Preferred Stock, (i) purchase, redeem or otherwise acquire any shares of any class of the Corporation’s outstanding capital stock, (ii) issue any class or series of any class of capital stock which ranks prior to or pari passu with the Series B Preferred Stock with respect to dividend rights or rights on liquidation, winding-up or dissolution of the Corporation, (iii) amend, alter or change the preferences or rights of any series or class of capital stock of the Corporation (including the Series B Preferred Stock) or the qualifications, limitations or restrictions thereof if such amendment, alteration or change adversely affects the Series B Preferred Stock, (iv) increase the authorized number of shares of Series B Preferred Stock, (v) take any action which results in the liquidation, acquisition, merger or sale of the Company or all or substantially all of its assets, (vi) take any action which results in a change in the principal business of the Company, or (vii) take any action which results in the repurchase of equity securities, other than the repurchase of equity securities from Company employees.

6.	Definitions.
(a)	“Additional Shares of Common Stock” shall mean all shares of Common Stock issued by the Corporation after June 15, 1998, except Common Stock which may be issued pursuant to: (i) the conversion of the Series B Preferred Stock; (ii) the exercise by the holders thereof of the Corporation’s common stock purchase warrants (the “Warrants”); (iii) the exercise by the holders thereof of any options which may be granted pursuant to the Corporation’s Stock Option Plan; (iv) the exercise by the holders thereof of any currently issued options; and (v) the exercise by employees of the Corporation or any of its subsidiaries of options granted pursuant to any stock option plan which may hereafter be adopted by the Corporation where the exercise price of such options is not less than the fair market value of a share of Common Stock on the date of grant thereof.
(b)	“Change in Control” shall mean a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total of the voting power represented by the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation or, except as provided under Section 2 hereof, the closing of a sale or disposition by the Corporation of all or substantially all of the Corporation’s assets (other than to a subsidiary or subsidiaries of the Corporation).
(c)	“Common Stock” shall mean the shares of common stock of the Corporation, par value $.01 per share, and any stock into which such Common Stock may hereinafter be changed.
(d)	“Conversion Date” shall have the meaning such term is given in Section 3(b) hereof.
(e)	“Conversion Notice” shall have the meaning such term is given in Section 3(b) hereof.
(f)	“Conversion Ratio” shall have the meaning such term is given in Section 3(d) hereof.
(g)	“Conversion Shares” shall have the meaning such term is given in Section 3(a) hereof.
(h)	“Convertible Securities” shall mean evidences of indebtedness, shares of stock or other securities which are convertible into or exercisable or exchangeable for, with or without payment of additional consideration in cash or property, for Additional Shares of Common Stock, either immediately or upon the arrival of a specified date or the happening of a specified event.
(i)	“Current Market Price” per share of Common Stock at any date herein specified shall mean the average of the daily market prices for 5 consecutive Trading Days ending on the last trading day prior to such date, except that for purposes of Section 3(c) hereof, the “Current Market Price” per share of Common Stock shall mean the market prices on the Trading Day therein specified. The market price for each such Trading Day shall be (i) if the Common Stock is quoted on the Nasdaq National Market or Nasdaq Small Cap Market, the reported last sales price, or (ii) if the Common Stock is listed or admitted to trading on a national securities exchange, the last reported sales prices regular way, or (iii) if the Common Stock is quoted on the NASD OTC Bulletin Board, the average of the closing bid and asked prices regular way, or (iv) if the Common Stock is not so quoted, as reasonably determined by the Board of Directors of the Corporation.
(j)	“Liquidation Preference” shall have the meaning such term is given in Section 2 hereof.
(k)	“Person” shall mean any individual, corporation, association, company, business trust, partnership, joint venture, joint-stock company, trust, unincorporated organization or association or government or any agency or political subdivision thereof.
(l)	“Securities Act” shall mean the Securities Act of 1933, as amended.

(m)	“Trading Day” shall mean any day on which trading takes place (i) in the over-the-counter-market and prices reflecting such trading are published by the National Association of Securities Dealers Automated Quotation System or (ii) if the Common Stock is then listed or admitted to trading on a national securities exchange, on the principal national securities exchange on which the Common Stock is then listed or admitted to trading.

ARTICLE V
Name and Address of Incorporator

The name and mailing address of the incorporator of the Corporation are:

Name	Address
Todd E. Mason	335 Madison Avenue, 12th Floor New York, New York 10017

ARTICLE VI
Directors

Section 1.  Unless and except to the extent that the by-laws of the Corporation (the “By-laws”) shall so require, the election of directors of the Corporation need not be by written ballot.

Section 2.  To the fullest extent permitted by law, a director of the Corporation shall not be personally liable to the Corporation or to its stockholders for monetary damages for any breach of fiduciary duty as a director. No amendment to, modification of or repeal of Section 2 of this Article VI shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

Section 3.  In furtherance of, and not in limitation of, the powers conferred by statute, the board of directors is expressly authorized to adopt, amend or repeal the By-laws or adopt new By-laws without any action on the part of the stockholders; provided, however, that the stockholders may make additional by-laws and may alter and repeal any by-laws whether such by-laws were originally adopted by them or otherwise by the affirmative vote of the holders of at least two-thirds of the voting power of the shares of the Corporation entitled to vote.

ARTICLE VII
Indemnification of Directors, Officers and Others

Section 1.  The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person seeking indemnification did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

Section 2.  The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense orsettlement of such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 3.  To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article VII, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection therewith.

Section 4.  Any indemnification under Sections 1 and 2 of this Article VII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in such Sections 1 and 2. Such determination shall be made (i) by the board of directors of the Corporation by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders of the Corporation.

Section 5.  Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation authorized in this Article VII. Such expenses (including attorneys’ fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the board of directors of the Corporation deems appropriate.

Section 6.  The indemnification and advancement of expenses provided by, or granted pursuant to, the other sections of this Article VII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any law, by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

Section 7.  For purposes of this Article VII, references to “the Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VII with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.

Section 8.  For purposes of this Article VII, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves service by, such director, officer, employee or agent with respect to any employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article VII.

Section 9.  The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

ARTICLE VIII
Amendment

The Corporation shall have the right, subject to any express provisions or restrictions contained in the Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) or the By-laws, from time to time, to amend the Certificate of Incorporation or any provision thereof in any manner now or hereafter provided by law, and all rights and powers of any kind conferred upon a direction or stockholder of the Corporation by the Certificate of Incorporation or any amendment thereof are conferred subject to such right.

ARTICLE IX
Forum Selection

Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, the Certificate of Incorporation or the By-laws or (iv) any action asserting a claim governed by the internal affairs doctrine, in each case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein.

[SIGNATURE PAGE FOLLOWS]

I, THE UNDERSIGNED, being the incorporator, for the purpose of forming a corporation pursuant to the DGCL, do make this Certificate of Incorporation, hereby acknowledging, declaring, and certifying that the foregoing Certificate of Incorporation is my act and deed and that the facts herein stated are true, and have accordingly hereunto set my hand this _____ day of _____ 2012.

Incorporator

By
Name: Todd E. Mason

APPENDIX E

BY-LAWS

OF

DERMA SCIENCES, INC.

ARTICLE I
Offices

Section 1.01  Offices. The address of the registered office of Derma Sciences, Inc. (hereinafter called the “Corporation”) in the State of Delaware shall be at 901 N. Market Street, Suite 705, Wilmington, County of New Castle, Delaware 19801. The Corporation may have other offices, both within and without the State of Delaware, as the board of directors of the Corporation (the “Board” or “Board of Directors”) from time to time shall determine or the business of the Corporation may require.

Section 1.02  Books and Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be maintained on any information storage device or method; provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to applicable law.

ARTICLE II
Meetings of the stockholders

Section 2.01  Place of Meetings. All meetings of the stockholders shall be held at such place, if any, either within or without the State of Delaware, as shall be designated from time to time by resolution of the Board of Directors and stated in the notice of meeting.

Section 2.02  Annual Meeting. The annual meeting of the stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held at such date, time and place, if any, as shall be determined by the Board of Directors and stated in the notice of the meeting.

Section 2.03  Special Meetings. Special meetings of stockholders for any purpose or purposes shall be called pursuant to a resolution approved by the Board of Directors and may not be called by any other person or persons. The only business which may be conducted at a special meeting shall be the matter or matters set forth in the notice of such meeting.

Section 2.04  Adjournments. Any meeting of the stockholders, annual or special, may be adjourned from time to time to reconvene at the same or some other place, if any, and notice need not be given of any such adjourned meeting if the time, place, if any, thereof and the means of remote communication, if any, are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date is fixed for stockholders entitled to vote at the adjourned meeting, the Board of Directors shall fix a new record date for notice of the adjourned meeting and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting as of the record date fixed for notice of the adjourned meeting.

Section 2.05  Notice of Meetings. Notice of the place, if any, date, hour, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) and means of remote communication, if any, of every meeting of stockholders shall be given by the Corporation not less than ten days nor more than 60 days before the meeting (unless a different time is specified by law) to every stockholder entitled to vote at the meeting as of the record date for determining the stockholders entitled to notice of the meeting. Notices of special meetings shall also specify the purpose or purposes for which the meeting has been called. Except as otherwise provided herein or permitted by applicable law, notice to stockholders shall be in writing and delivered personally or mailed to the stockholders at their address appearing on the books of the Corporation. Without limiting the manner by which notice otherwise may be given effectively to stockholders, notice of meetings may be given to stockholders by means of electronic transmission in accordance with applicable law. Notice of any meeting need not be given to any stockholder who shall, either before or after the meeting, submit a waiver of notice or who shall attend such meeting, except when the stockholder attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of the meeting shall be bound by the proceedings of the meeting in all respects as if due notice thereof had been given.

Section 2.06  List of Stockholders. The officer of the Corporation who has charge of the stock ledger shall prepare a complete list of the stockholders entitled to vote at any meeting of stockholders (provided, however, if the record date for determining the stockholders entitled to vote is less than ten days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares of each class of capital stock of the Corporation registered in the name of each stockholder at least ten days before any meeting of the stockholders. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, on a reasonably accessible electronic network if the information required to gain access to such list was provided with the notice of the meeting or during ordinary business hours, at the principal place of business of the Corporation for a period of ten days before the meeting. If the meeting is to be held at a place, the list shall also be produced and kept at the time and place of the meeting the whole time thereof and may be inspected by any stockholder who is present. If the meeting is held solely by means of remote communication, the list shall also be open for inspection by any stockholder during the whole time of the meeting as provided by applicable law. Except as provided by applicable law, the stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger and the list of stockholders or to vote in person or by proxy at any meeting of stockholders.

Section 2.07  Quorum. Unless otherwise required by law, the Corporation’s Certificate of Incorporation (the “Certificate of Incorporation”) or these by-laws, at each meeting of the stockholders, a majority in voting power of the shares of the Corporation entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, in the manner provided in Section 2.04, until a quorum shall be present or represented. A quorum, once established, shall not be broken by the subsequent withdrawal of enough votes to leave less than a quorum. At any such adjourned meeting at which there is a quorum, any business may be transacted that might have been transacted at the meeting originally called.

Section 2.08  Conduct of Meetings. The Board of Directors of the Corporation may adopt by resolution such rules and regulations for the conduct of the meeting of the stockholders as it shall deem appropriate. At every meeting of the stockholders, the chairperson of the Board, or in his or her absence or inability to act, the president, or, in his or her absence or inability to act, the person whom the Board of Directors shall appoint, shall act as chairperson of, and preside at, the meeting. The secretary or, in his or her absence or inability to act, the person whom the chairperson of the meeting shall appoint secretary of the meeting, shall act as secretary of the meeting and keep the minutes thereof. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairperson of any meeting of the stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairperson, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairperson of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) the determination of when the polls shall open and close for any given matter to be voted on at the meeting; (c) rules and procedures for maintaining order at the meeting and the safety of those present; (d) limitations on attendance at or participation in the meeting to stockholders of record of the corporation, their duly authorized and constituted proxies or such other persons as the chairperson of the meeting shall determine; (e) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (f) limitations on the time allotted to questions or comments by participants.

Section 2.09  Voting; Proxies. Unless otherwise required by law or the Certificate of Incorporation, the election of directors shall be decided by a plurality of the votes cast at a meeting of the stockholders by the holders of stock entitled to vote in the election. Unless otherwise required by law, the Certificate of Incorporation or these by-laws, any matter, other than the election of directors, brought before any meeting of stockholders shall be decided by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Each stockholder entitled to vote at a meeting of stockholders or to express consent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the secretary of the Corporation a revocation of the proxy or a new proxy bearing a later date. Voting at meetings of stockholders need not be by written ballot.

Section 2.10  Inspectors at Meetings of Stockholders. The Board of Directors, in advance of any meeting of stockholders, may, and shall if required by law, appoint one or more inspectors, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and make a written report thereof. The Board of Directors may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall: (a) ascertain the number of shares outstanding and the voting power of each; (b) determine the shares represented at the meeting, the existence of a quorum and the validity of proxies and ballots; (c) count all votes and ballots; (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and (e) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of their duties. Unless otherwise provided by the Board of Directors, the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxies, votes or any revocation thereof or change thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery of the State of Delaware upon application by a stockholder shall determine otherwise. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for office at an election may serve as an inspector at such election.

Section 2.11  Written Consent of Stockholders Without a Meeting. Any action to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action to be so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered (by hand or by certified or registered mail, return receipt requested) to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner required by this Section 2.11, written consents signed by a sufficient number of holders to take action are delivered to the Corporation as aforesaid. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent required by applicable law, be given to those stockholders who have not consented in writing, and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation.

Section 2.12  Fixing the Record Date.

(a)  In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 nor less than ten days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the determination of stockholders entitled to vote at the adjourned meeting and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for the determination of stockholders entitled to vote therewith at the adjourned meeting.

(b)  In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting: (i) when no prior action by the Board of Directors is required by law, the record date for such purpose shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery (by hand, or by certified or registered mail, return receipt requested) to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded; and (ii) if prior action by the Board of Directors is required by law, the record date for such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c)  In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

ARTICLE III
Board of directors

Section 3.01  General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The Board of Directors may adopt such rules and procedures, not inconsistent with the Certificate of Incorporation, these by-laws or applicable law, as it may deem proper for the conduct of its meetings and the management of the Corporation.

Section 3.02  Number; Term of Office. The Board of Directors shall consist of at least three and not more than 15 members and such number of members shall be as determined by the Board of Directors. Each director shall hold office until a successor is duly elected and qualified or until the director’s earlier death, resignation, disqualification or removal.

Section 3.03  Newly Created Directorships and Vacancies. Any newly created directorships resulting from an increase in the authorized number of directors and any vacancies occurring in the Board of Directors, may be filled by the affirmative votes of a majority of the remaining members of the Board of Directors, although less than a quorum. A director so elected shall be elected to hold office until the earlier of the expiration of the term of office of the director whom he or she has replaced, a successor is duly elected and qualified or the earlier of such director’s death, resignation or removal.

Section 3.04  Resignation and Removal. Any director may resign at any time by notice given in writing or by electronic transmission to the Corporation. Such resignation shall take effect at the date of receipt of such notice by the Corporation or at such later time as is therein specified. Any or all directors may be removed, with or without cause, at any time by vote of the holders of a majority of the shares entitled to vote at an election of directors, or by written consent of the holders of shares pursuant to Section 2.11 hereof.

Section 3.05  Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such times and at such places as may be determined from time to time by the Board of Directors or its chairperson.

Section 3.06  Special Meetings. Special meetings of the Board of Directors may be held at such times and at such places as may be determined by the chairperson of the Board or the president on at least 24 hours notice to each director given by one of the means specified in Section 3.09 hereof other than by mail, or on at least three days notice if given by mail. Special meetings shall be called by the lead director, if any, the chairperson of the Board or the president in like manner and on like notice on the written request of one-third of the directors.

Section 3.07  Telephone Meetings. Board of Directors or Board of Directors committee meetings may be held by means of telephone conference or other communications equipment by means of which all persons participating in the meeting can hear each other and be heard. Participation by a director in a meeting pursuant to this Section 3.07 shall constitute presence in person at such meeting.

Section 3.08  Adjourned Meetings. A majority of the directors present at any meeting of the Board of Directors, including an adjourned meeting, whether or not a quorum is present, may adjourn and reconvene such meeting to another time and place. At least 24 hours notice of any adjourned meeting of the Board of Directors shall be given to each director whether or not present at the time of the adjournment, if such notice shall be given by one of the means specified in Section 3.09 hereof other than by mail, or at least three days notice if by mail. Any business may be transacted at an adjourned meeting that might have been transacted at the meeting as originally called.

Section 3.09  Notices. Subject to Section 3.06, Section 3.08 and Section 3.10 hereof, whenever notice is required to be given to any director by applicable law, the Certificate of Incorporation or these by-laws, such notice shall be deemed given effectively if given in person or by telephone, mail addressed to such director at such director’s address as it appears on the records of the Corporation, facsimile, e-mail or by other means of electronic transmission.

Section 3.10  Waiver of Notice. Whenever the giving of any notice to directors is required by applicable law, the Certificate of Incorporation or these by-laws, a waiver thereof, given by the director entitled to the notice, whether before or after such notice is required, shall be deemed equivalent to notice. Attendance by a director at a meeting shall constitute a waiver of notice of such meeting except when the director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special Board of Directors or committee meeting need be specified in any waiver of notice.

Section 3.11  Organization. At each meeting of the Board of Directors, the chairperson of the Board or, in his or her absence, another director selected by the Board of Directors shall preside. The secretary shall act as secretary at each meeting of the Board of Directors. If the secretary is absent from any meeting of the Board of Directors, an assistant secretary shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the secretary and all assistant secretaries, the person presiding at the meeting may appoint any person to act as secretary of the meeting.

Section 3.12  Quorum of Directors. The presence of a majority of the Board of Directors shall be necessary and sufficient to constitute a quorum for the transaction of business at any meeting of the Board of Directors.

Section 3.13  Action By Majority Vote. Except as otherwise expressly required by these by-laws, the Certificate of Incorporation or by applicable law, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 3.14  Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these by-laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all directors or members of such committee, as the case may be, consent thereto in writing or by electronic transmission, and the writings or electronic transmissions are filed with the minutes of proceedings of the Board of Directors or committee in accordance with applicable law.

Section 3.15  Committees of the Board of Directors. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. If a member of a committee shall be absent from any meeting, or disqualified from voting thereat, the remaining member or members present at the meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may, by a unanimous vote, appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent permitted by applicable law, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers that may require it to the extent so authorized by the Board of Directors. Unless the Board of Directors provides otherwise, at all meetings of such committee, a majority of the then authorized members of the committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members of the committee present at any meeting at which there is a quorum shall be the act of the committee. Each committee shall keep regular minutes of its meetings. Unless the Board of Directors provides otherwise, each committee designated by the Board of Directors may make, alter and repeal rules and procedures for the conduct of its business. In the absence of such rules and procedures each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to this Article III.

Section 3.16  Nominations.

(a)  Nominations for election to the Board of Directors may be made by directors or by any stockholder of the Corporation entitled to notice of, and to vote for directors, at any meeting called for the election of directors. Nominations, other than those made by or on behalf of directors of the Corporation, shall be made in writing and shall be received by the chairperson of the Board not later than: (i) for an election of directors to be held at an annual meeting of stockholders, 60 days prior to the anniversary date of the immediately preceding annual meeting; and (ii) for an election of directors to be held at a special meeting of stockholders, the close of business on the 15th day following the date on which notice of the meeting is first given to stockholders or public disclosure of the meeting is made.

(b)  The notification required by this Section 3.16 shall contain the following information to the extent known to the notifying stockholder: (i) the name and residence address of each proposed nominee and of the notifying stockholder; (ii) the principal occupation of each proposed nominee; (iii) a representation that the notifying stockholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iv) the total number of shares of the Corporation that will be voted for each proposed nominee; (v) the total number of shares of the Corporation owned by the notifying stockholder; (vi) a description of all arrangements or understandings between the notifying stockholder and each nominee and any other person or persons (naming that person or persons) pursuant to which the nomination or nominations are to be made by the notifying stockholder; (vii) any other information regarding each nominee proposed by the stockholder that would be required to be included in a proxy statement filed with the Securities and Exchange Commission; and (viii) the consent of each nominee to serve as a director of the Corporation if elected. If the information submitted to the Corporation within the time prescribed in this Section 3.16 is determined by the chairperson of the Board to be deficient in any manner, the chairperson shall advise the notifying stockholder in writing of the deficiencies not later than the close of business on the fifth day following the date that the Corporation first received written notice of the nomination made by the notifying stockholder. The notifying stockholder must then cure such deficiencies by sending a revised notification to the chairperson of the Board, giving the required information that must be received by the chairperson of the Board in writing not later than the fifth day following the date that the notifying stockholder received notice from the Corporation of the deficiencies in his or her written nomination. Notwithstanding the above, these nominating procedures shall not apply to any special meeting of the stockholders of the Corporation called for the election of directors in which notice of the meeting was not given to stockholders at least 20 days prior to the day named for the meeting.

Section 3.17  Compensation. Unless otherwise restricted by the Certificate of Incorporation, the Board of Directors may determine the compensation of directors. In addition, as determined by the Board of Directors, directors may be reimbursed by the Corporation for their expenses, if any, in the performance of their duties as directors. No such compensation or reimbursement shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

ARTICLE IV
Officers

Section 4.01  Positions and Election. The officers of the Corporation shall be elected or appointed by the Board of Directors and shall include a chairperson of the Board, a president, a treasurer and a secretary. The Board of Directors, in its discretion, may also elect one or more vice chairpeople (who must be directors) and one or more vice presidents, assistant treasurers, assistant secretaries and other officers. Any individual may be elected to, and may hold, more than one office of the Corporation.

Section 4.02  Term. Each officer of the Corporation shall hold office until such officer’s successor is elected and qualified or until such officer’s earlier death, resignation or removal. Any officer elected or appointed by the Board of Directors may be removed by the Board of Directors at any time with or without cause by the majority vote of the members of the Board of Directors then in office. The removal of an officer shall be without prejudice to his or her contract rights, if any. The election or appointment of an officer shall not of itself create contract rights. Any officer of the Corporation may resign at any time by giving written notice of his or her resignation to the president or the secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Should any vacancy occur among the officers, the position shall be filled for the unexpired portion of the term by appointment made by the Board of Directors.

Section 4.03  Chairperson of the Board of Directors. The chairperson of the Board, if any, shall preside at all meetings of the stockholders and of the directors at which he or she is present, and shall have such authority and perform such duties as the Board of Directors may from time to time designate.

Section 4.04  The President. The president shall have general supervision over the business of the Corporation and other duties incident to the office of president, and any other duties as may be from time to time assigned to the president by the Board of Directors and subject to the control of the Board of Directors in each case.

Section 4.05  Vice Presidents. Each vice president shall have such powers and perform such duties as may be assigned to him or her from time to time by the chairperson of the Board or the president.

Section 4.06  The Secretary. The secretary shall attend all sessions of the Board of Directors and all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose, and shall perform like duties for committees when required. He or she shall give, or cause to be given, notice of all meetings of the stockholders and meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the president. The secretary shall keep in safe custody the seal of the Corporation and have authority to affix the seal to all documents requiring it and attest to the same.

Section 4.07  The Treasurer. The treasurer shall have the custody of the corporate funds and securities, except as otherwise provided by the Board of Directors, and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the president and the directors, at the regular meetings of the Board of Directors, or whenever they may require it, an account of all his or her transactions as treasurer and of the financial condition of the Corporation.

Section 4.08  Duties of Officers May be Delegated. In case any officer is absent, or for any other reason that the Board of Directors may deem sufficient, the president or the Board of Directors may delegate for the time being the powers or duties of such officer to any other officer or to any director.

ARTICLE V
Stock certificates and their transfer

Section 5.01  Certificates Representing Shares. The shares of stock of the Corporation shall be represented by certificates; provided that the Board of Directors may provide by resolution or resolutions that some or all of any class or series shall be uncertificated shares that may be evidenced by a book-entry system maintained by the registrar of such stock. If shares are represented by certificates, such certificates shall be in the form, other than bearer form, approved by the Board of Directors. The certificates representing shares of stock of each class shall be signed by, or in the name of, the Corporation by the chairperson, any vice chairperson, the president or any vice president, and by the secretary, any assistant secretary, the treasurer or any assistant treasurer. Any or all such signatures may be facsimiles. Although any officer, transfer agent or registrar whose manual or facsimile signature is affixed to such a certificate ceases to be such officer, transfer agent or registrar before such certificate has been issued, it may nevertheless be issued by the Corporation with the same effect as if such officer, transfer agent or registrar were still such at the date of its issue.

Section 5.02  Transfers of Stock. Stock of the Corporation shall be transferable in the manner prescribed by law and in these by-laws. Transfers of stock shall be made on the books of the Corporation only by the holder of record thereof, by such person’s attorney lawfully constituted in writing and, in the case of certificated shares, upon the surrender of the certificate thereof, which shall be cancelled before a new certificate or uncertificated shares shall be issued. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred. To the extent designated by the president or any vice president or the treasurer of the Corporation, the Corporation may recognize the transfer of fractional uncertificated shares, but shall not otherwise be required to recognize the transfer of fractional shares.

Section 5.03  Transfer Agents and Registrars. The Board of Directors may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars.

Section 5.04  Lost, Stolen or Destroyed Certificates. The Board of Directors may direct a new certificate or uncertificated shares to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the owner of the allegedly lost, stolen or destroyed certificate. When authorizing such issue of a new certificate or uncertificated shares, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen or destroyed certificate, or the owner’s legal representative to give the Corporation a bond sufficient to indemnify it against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed or the issuance of such new certificate or uncertificated shares.

ARTICLE VI
General provisions

Section 6.01  Seal. The seal of the Corporation shall be in such form as shall be approved by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise, as may be prescribed by law or custom or by the Board of Directors.

Section 6.02  Fiscal Year. The fiscal year of the Corporation shall end on December 31 of each year.

Section 6.03  Checks, Notes, Drafts, Etc. All checks, notes, drafts or other orders for the payment of money of the Corporation shall be signed, endorsed or accepted in the name of the Corporation by such officer, officers, person or persons as from time to time may be designated by the Board of Directors or by an officer or officers authorized by the Board of Directors to make such designation.

Section 6.04  Dividends. Subject to applicable law and the Certificate of Incorporation, dividends upon the shares of capital stock of the Corporation may be declared by the Board of Directors at any regular or special meeting of the Board of Directors. Dividends may be paid in cash, in property or in shares of the Corporation’s capital stock, unless otherwise provided by applicable law or the Certificate of Incorporation.

Section 6.05  Conflict With Applicable Law or Certificate of Incorporation. These by-laws are adopted subject to any applicable law and the Certificate of Incorporation. Whenever these by-laws may conflict with any applicable law or the Certificate of Incorporation, such conflict shall be resolved in favor of such law or the Certificate of Incorporation.

ARTICLE VII
Personal Liability, Indemnification and Insurance

Section 7.01  Personal Liability of Directors. To the fullest extent permitted by law, a director of the Corporation shall not be personally liable to the Corporation or to its stockholders for monetary damages for any breach of fiduciary duty as a director. No amendment to, modification of or repeal of this Section 7.01 shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

Section 7.02  Indemnification.

(a)  The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person seeking indemnification did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

(b)  The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

(c)  To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 7.02(a) and 7.02(b) of this Article VII, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection therewith.

(d)  Any indemnification under Sections 7.02(a) and 7.02(b) of this Article VII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in such Sections 7.02(a) and 7.02(b). Such determination shall be made: (i) by the Board of Directors of the Corporation by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding; or (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion; or (iii) by the stockholders of the Corporation.

(e)  Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation authorized in this Article VII. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

(f)  The indemnification and advancement of expenses provided by, or granted pursuant to, the other sections of this Article VII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any law, by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

(g)  For purposes of this Article VII, references to “the Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VII with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.

(h)  For purposes of this Article VII, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves service by, such director, officer, employee or agent with respect to any employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article VII.

(i)  The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 7.03  Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under applicable law.

ARTICLE VIII
Amendments

These by-laws may be amended, altered, changed, adopted and repealed or new by-laws adopted by the Board of Directors. The stockholders may make additional by-laws and may alter and repeal any by-laws whether such by-laws were originally adopted by them or otherwise by the affirmative vote of the holders of at least two-thirds of the voting power of the shares of the Corporation entitled to vote.

DERMA SCIENCES, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Annual Meeting of Shareholders to be held on May 30, 2012

The undersigned hereby constitutes and appoints Edward J. Quilty, with full power of substitution, as proxy of the undersigned to vote all of the shares of Derma Sciences, Inc. that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of Derma Sciences, Inc. to be held at the offices of the Company, 214 Carnegie Center, Suite 300, Princeton, New Jersey on May 30, 2012, at 3:00 p.m., and any adjournments thereof. For directions call 609-514-4744. This proxy shall be voted on the proposals described in the Proxy Statement as specified below.

The Board of Directors recommends a vote “FOR” each of the following:

1.	ELECTION OF DIRECTORS:

Nominees: Edward J. Quilty, Srini Conjeevaram, Stephen T. Wills, CPA, MST, James T. O’Brien, C. Richard Stafford, Esq., Robert G. Moussa, Bruce F. Wesson, Brett D. Hewlett and Paul M. Gilbert. To withhold authority to vote for an individual nominee, place a line through such nominee’s name. To cumulate votes, indicate the votes allocated to each nominee above such nominee’s name.

FOR all nominees	WITHHOLD AUTHORITY for all nominees
2.	AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK TO 25,000,000:

FOR	AGAINST	ABSTAIN
3.	ADOPTION OF DERMA SCIENCES, INC.’S 2012 EQUITY INCENTIVE PLAN:

FOR	AGAINST	ABSTAIN
4.	CHANGE OF THE COMPANY’S STATE OF INCORPORATION FROM PENNSYLVANIA TO DELAWARE

FOR	AGAINST	ABSTAIN
5.	RATIFICATION OF THE SELECTION OF KPMG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2012:

FOR	AGAINST	ABSTAIN
6.	DISCRETIONARY AUTHORITY:

In his discretion, the proxy is authorized to vote upon such other matters as may come before the meeting and any adjournments thereof.

FOR	AGAINST	ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ALL NOMINEES AND “FOR” PROPOSALS 2, 3, 4 AND 5.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF THE MEETING AND THE PROXY STATEMENT. The undersigned also hereby ratifies all that the proxy named herein may do by virtue hereof and hereby confirms that this proxy shall be valid and may be voted regardless of whether the undersigned’s name is signed as set forth below or a seal is affixed or the description, authority or capacity of the person signing is given or other defect of signature exists.

Signature of Shareholder	Date
Signature of Co-Owner	Date

PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. Please sign this proxy exactly as your name appears in the address at the right. If shares are registered in more than one name, all owners should sign. If you are signing in a fiduciary or representative capacity, such as attorney-in-fact, executor, administrator, trustee or guardian, please give full title and attach evidence of authority. Corporations, please sign with full corporate name by a duly authorized officer or officers. If a partnership, please sign in partnership name by an authorized person.

I/WE PLAN TO ATTEND THE MEETING  ☐